UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07899 and 811-07885

Name of Fund:	BlackRock Index Funds, Inc.
iShares MSCI EAFE International Index Fund
iShares Russell 2000 Small-Cap Index Fund

Quantitative Master Series LLC
Master Small Cap Index Series

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc. and Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2021

Date of reporting period: 06/30/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock FundsSM

🌑  iShares Municipal Bond Index Fund

🌑  iShares Short-Term TIPS Bond Index Fund

BlackRock Index Funds, Inc.

🌑  iShares MSCI EAFE International Index Fund

🌑  iShares Russell 2000 Small-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. Late in the period the Fed elaborated on their expected timeline, raising the likelihood of slower bond purchasing and the possibility of higher rates in 2023.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-caps and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term on credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.25%	40.79%

U.S. small cap equities (Russell 2000® Index)	17.54	62.03

International equities (MSCI Europe, Australasia, Far East Index)	8.83	32.35

Emerging market equities (MSCI Emerging Markets Index)	7.45	40.90

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.09

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.10)	(5.89)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.60)	(0.33)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	4.20

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.61	15.34

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2021	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofA US Municipal Securities Index (the “Underlying Index”).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2021, the Fund’s Institutional Shares returned 1.22%, Investor A Shares returned 1.09%, Class K Shares returned 1.24%, and Investor P Shares returned 1.09%. The Fund’s benchmark, the ICE BofA US Municipal Securities Index, returned 1.36% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark indexes based on individual share-class expenses.

Describe the market environment.

During the period, market interest rates moved higher with the 10-year U.S. Treasury yield, rising by 52 basis points (0.52%) to 1.45%. Risk assets performed well with COVID-19 continuing to take a backseat as vaccination rates progress and reopening continued across much of the developed world. Inflation continued to pick up with the deadline consumer price index (“CPI”) reaching 5% in the May 2021 report and core CPI reaching 3.80% on a year over year basis.

These record-setting inflation prints continued to fuel market debate as to whether the uptick in inflation is transitory, as much of the increase can be attributed to supply constraints and reopening sensitive components of CPI. The Fed’s June 2021 Federal Open Market Committee (“FOMC”) meeting resulted in no changes to the Fed Funds rate or asset purchase guidance. However, the Fed’s “dot plot” displaying FOMC members’ expectations for the benchmark overnight lending rate signaled that the median forecast is for two interest rate increases in 2023, a moving forward of rate hikes compared to prior forecasts of none in 2023. The announcement precipitated a strong hawkish reaction from investors evidenced by a sharp move higher in Treasury rates and rise in the U.S. dollar. Fed Chair Jerome Powell noted that substantial further progress in employment and inflation readings remain the threshold for tapering asset purchases, and that that stage is “still a ways off” while dropping the phrase it would be “some time” before being reached. A handful of FOMC participants have also advocated for starting the tapering process with mortgage-backed securities (“MBS”) rather than continuing to fuel the hot housing market, while others prefer the simplicity of tapering MBS and U.S. Treasury purchases simultaneously.

The Treasury yield curve flattened over the period as the market brought forward expectations for short term rate hikes and priced in a Fed move that perhaps would tolerate less inflation than previously expected. The U.S. dollar also gained as a result, strengthening 2.9% in June.

Municipal bonds outperformed Treasuries for the duration of the period, supported by the prospect of higher taxes and fiscal stimulus with the Democrats gaining control of the Senate following the January 2021 elections in Georgia.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remained positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021 (continued)	iShares Municipal Bond Index Fund

Performance Summary for the Period Ended June 30, 2021

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	0.69%	0.69%	1.22%	4.25%	N/A	3.09%	N/A	3.77%	N/A
Investor A	0.43	0.40	1.09	3.99	N/A	2.95	N/A	3.70	N/A
Investor P	0.43	0.43	1.09	3.98	(0.18)%	2.95	2.11%	3.70	3.28%
Class K	0.73	0.69	1.24	4.29	N/A	3.10	N/A	3.78	N/A
ICE BofA US Municipal Securities Index(c)	—	—	1.36	4.64	N/A	3.33	N/A	4.45	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

ICE BofA US Municipal Securities Index is an index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,012.20	$ 1.25		$ 1,000.00	$ 1,023.55	$ 1.25		0.25%
Investor A	1,000.00	1,010.90	2.49		1,000.00	1,022.32	2.51		0.50
Investor P	1,000.00	1,010.90	2.49		1,000.00	1,022.32	2.51		0.50
Class K	1,000.00	1,012.40	1.00		1,000.00	1,023.80	1.00		0.20

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2021 (continued)	iShares Municipal Bond Index Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

State	35%
Transportation	24
Utilities	16
County/City/Special District/School District	15
Health	5
Education	4
Tobacco	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	—%	(d)
2022	1
2023	2
2024	—(d)
2025	—(d)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	Percent of Total Investments

AAA/Aaa	20%
AA/Aa	57
A	16
BBB/Baa	6
N/R(f)	1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)	Rounds to less than 1% of total investments.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

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Fund Summary as of June 30, 2021	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2021, the Fund’s Institutional Shares returned 2.71%, Investor A Shares returned 2.57% and Class K Shares returned 2.71%. For the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L), the (“Underlying Index”), returned 2.78%.

Returns for the Fund’s respective share classes differ from the Underlying Index based on individual share-class expenses.

What factors influenced performance?

Prices for Treasury inflation-protected securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields. For the six-month period, the Bloomberg Barclays US TIPS Index posted a return of 1.73% while the Fund’s benchmark, the Bloomberg Barclays U.S. TIPS 0-5 Years Index, returned 2.78%, with returns for the former index limited by rising longer-term nominal Treasury yields.

April 2021’s month-over-month core consumer price inflation print hit the highest level since the early 1980s, followed by the second-highest print in May 2021. Details showed the drastic increase was supported by unprecedented spikes in subcomponents that are unlikely to be sustained in the long term. However, other core components, such as the Owners’ Equivalent Rent are firming independently of those categories. The labor market recovery also picked up pace as initial jobless claims edged materially lower while the unemployment rate trickled down to 5.8% in May 2021.

The string of positive data shifted the Fed’s stance, as some Federal Open Market Committee (“FOMC”) members began discussing the potential for asset purchase tapering conversations to begin while underscoring that any changes will be communicated well in advance of any action. At the FOMC meeting on June 16, 2021, Fed officials began discussing the process of scaling back bond purchases, and 11 of 18 FOMC members signaled at least two rate hikes by the end of 2023. This was a drastic shift when compared to the Fed’s earlier claims that it would view near-term high inflation readouts as transitory.

Nominal Treasury yields declined in June 2021 as the change in Fed tone overshadowed the market’s reaction to strong inflation data. This resulted in active trading, which inverted the inflation curve, with the five-year breakeven (the inflation rate required to compensate investors for lower TIP yields versus nominal Treasuries) moving above the 10-year.

President Biden announced a bipartisan infrastructure plan in late June 2021. The deal is expected to be worth approximately $1 trillion, well below the initial plan for $2.3 trillion unveiled in March 2021. While the deal’s passage is uncertain, stocks climbed to record highs on the news.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2021 (continued)	iShares Short-Term TIPS Bond Index Fund

Performance Summary for the Period Ended June 30, 2021

		Average Annual Total Returns(a)(b)

	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)

Institutional	2.71%	5.75%	2.74%	3.00%
Investor A	2.57	5.54	2.47	2.74
Class K	2.71	5.80	2.76	3.03

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)(d)	2.78	5.95	2.84	3.11

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(c)	The Fund commenced operations on February 16, 2016.
(d)

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,027.10	$ 0.30		$ 1,000.00	$ 1,024.50	$ 0.30		0.06%
Investor A	1,000.00	1,025.70	1.81		1,000.00	1,023.01	1.81		0.36
Class K	1,000.00	1,027.10	0.30		1,000.00	1,024.50	0.30		0.06

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments	(a)

0-1 Year	15%
1-2 Years	19
2-3 Years	15
3-4 Years	21
4-5 Years	30

(a)	Excludes short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments

U.S. Treasury Inflation Protected Security, 0.13%, 10/15/2025	10%
U.S. Treasury Inflation Protected Security, 0.13%, 01/15/2023	9
U.S. Treasury Inflation Protected Security, 0.38%, 07/15/2025	8
U.S. Treasury Inflation Protected Security, 0.13%, 04/15/2026	7
U.S. Treasury Inflation Protected Security, 0.38%, 07/15/2023	6

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2021, the Fund’s Institutional Shares returned 8.92%, Investor A Shares returned 8.78%, Class K Shares returned 8.99%, and Investor P Shares returned 8.81%. The benchmark MSCI EAFE Index returned 8.83% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

The vaccination rollout in developed markets during the first quarter of 2021 boosted optimism for a global economic recovery. However, the reappearance of high numbers of daily COVID-19 cases across Europe weighed down on the general sentiment, especially as social restrictions were tightened again across Europe.

Energy was the best performing sector of the MSCI EAFE Index. This was primarily due to oil, as prices increased given a surge in demand while OPEC left production levels unchanged, and the Suez Canal blockage raised concern about the delivery of oil. Financials also posted strong positive returns across regions, extending the rally from November 2020, supported by rising hopes of a sustainable opening of the economy. The consumer discretionary sector also rallied over the first quarter, including car makers in Europe that announced environmentally friendly expansion plans.

European countries including Sweden and Norway were the strongest performers in the MSCI EAFE Index in the first quarter of 2021, while U.K. equities were the biggest contributor to the overall return, extending the rally since late November 2020. In the Asia-Pacific region, Japanese equities posted a positive return over the first quarter of 2021 supported by higher-than- expected quarterly earnings results and by the low daily new COVID-19 cases recorded across the country, but trailed other Asian-Pacific markets including Australia, Hong Kong and Singapore.

After a relatively slow start in the second quarter of 2021, the vaccination rate across developed markets picked up, leading to more economic activities restarting. The prospect for strong growth, signaled by strong economic data, also boosted European equities over the quarter. Strong corporate earnings in Europe supported market performance as companies benefited from a combination of demand recovery and supply constraints. Services increased over the quarter, as the ease of Covid-19 restrictions helped fuel higher demand. However, despite the improving economic outlook, the European Central Bank policy makers signaled that it was still too soon to withdraw stimulus measures, while despite the Bank of England announcing its plans to slow its quantitative easing program.

In Japan, a consistent increase in COVID-19 cases led the government to extend the state of emergency until June 20, 2021. While the market performance was initially weighed down by the slow vaccination campaign, the market began to rally in the second quarter of 2021 as the government rolled out mass vaccination efforts throughout the country. The Japanese equity market started to recover by the end of May, but investors’ concerns over the low vaccination rate persisted, resulting in slight negative performance for the quarter.

Most of the Global Industry Classification sectors within the MSCI EAFE Index posted positive returns over the second quarter of 2021. Health care, consumer staples, and information technology were the best performers, while utilities, communication services and energy were among the lowest performers.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	9

Fund Summary as of June 30, 2021 (continued)	iShares MSCI EAFE International Index Fund

Performance Summary for the Period Ended June 30, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	8.92%	32.06%	N/A	10.20%	N/A	5.74%	N/A
Investor A	8.78	31.65	N/A	9.91	N/A	5.46	N/A
Investor P	8.81	31.64	24.73%	9.92	8.74%	5.47	4.91%
Class K	8.99	32.06	N/A	10.26	N/A	5.79	N/A

MSCI EAFE Index(c)	8.83	32.35	N/A	10.28	N/A	5.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)	A free float adjusted, market capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,089.20	$ 0.47		$ 1,000.00	$ 1,024.35	$ 0.45		0.09%
Investor A	1,000.00	1,087.80	1.76		1,000.00	1,023.11	1.71		0.34
Investor P	1,000.00	1,088.10	1.76		1,000.00	1,023.11	1.71		0.34
Class K	1,000.00	1,089.90	0.21		1,000.00	1,024.60	0.20		0.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021 (continued)	iShares MSCI EAFE International Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Nestle SA, Registered Shares	2%
ASML Holding NV	2
Roche Holding AG	1
LVMH Moet Hennessy Louis Vuitton SE	1
Novartis AG, Registered Shares	1
Toyota Motor Corp.	1
AstraZeneca PLC	1
Unilever PLC	1
AIA Group Ltd.	1
SAP SE	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	23%
United Kingdom	13
France	11
Switzerland	10
Germany	9
Australia	7
Netherlands	6
Sweden	4
Hong Kong	3
Denmark	3
Spain	2
Italy	2
Finland	1
Singapore	1
Ireland	1
Belgium	1
Norway	1
Israel	1
Other#	—	(a)
Other Assets Less Liabilities	1

(a)	Rounds to less than 1% of net assets.
#	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

F U N D S U M M A R Y	11

Fund Summary as of June 30, 2021	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2021, the Fund’s Institutional Shares returned 17.44%, Investor A Shares returned 17.30%, Class K Shares returned 17.48%, and Investor P Shares returned 17.32%. The benchmark Russell 2000® Index returned 17.54% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

Following the strong end to 2020, favorable market conditions continued with signs of a sooner-than-expected economic activity restart. Monetary conditions remained supportive, as the Fed signaled a continuing environment of low interest rates. With both the Senate and Congress passing a new $1.9 trillion stimulus package, and the United States starting to lead in the COVID-19 vaccine rollout, optimism continued to rise for strong economic growth in the first quarter of 2021. Despite the heightened volatility at the beginning of the quarter related to retail trading activity, the positive news about the stimulus package and the potential infrastructure bill soothed the market and supported a positive return over the quarter.

Over the second quarter of 2021, the U.S. equity market rallied as the COVID-19 vaccination campaign continued to accelerate, and as more signs emerged for a sooner-than-expected economic activity restart. The U.S. Consumer Price Index (a measure of the average change overtime in the prices paid by consumers for a market basket of consumer goods and services) increased by more than 4% (over the one-year period as of April 2021), which raised questions on whether this surge was sparked by temporary factors at play. However, inflation concerns and the Fed’s cautious optimism about the recovery muted the market rally in May 2021. In June 2021, the U.S. equity market extended its rally, supported by the prospect of more fiscal stimulus, as President Joe Biden reached a bipartisan $1 trillion agreement for infrastructure spending. The domestic markets continued climbing in June, as Fed commentary eased investors’ worries about the potential for tightening monetary policy too quickly. Furthermore, U.S. economic data over the second quarter of 2021 was generally very strong.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

The Fund had a slightly elevated cash position at period end, which had no material impact on performance.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended June 30, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	17.44%	61.86%	N/A	16.43%	N/A	12.30%	N/A
Investor A	17.30	61.49	N/A	16.16	N/A	12.04	N/A
Investor P	17.32	61.47	52.99%	16.15	14.90%	12.03	11.43%
Class K	17.48	61.88	N/A	16.50	N/A	12.38	N/A

Russell 2000® Index(c)	17.54	62.03	N/A	16.47	N/A	12.34	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000® Index.

(c)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021 (continued)	iShares Russell 2000 Small-Cap Index Fund

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,174.40	$ 0.65		$ 1,000.00	$ 1,024.20	$ 0.60		0.12%
Investor A	1,000.00	1,173.00	1.99		1,000.00	1,022.96	1.86		0.37
Investor P	1,000.00	1,173.20	1.99		1,000.00	1,022.96	1.86		0.37
Class K	1,000.00	1,174.80	0.38		1,000.00	1,024.45	0.35		0.07

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	13

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

On November 19, 2018, the iShares Municipal Bond Index Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares performance of iShares Municipal Bond Index Fund shown prior to the Institutional and Class K Shares inception date of November 19, 2018 is that of Investor A Shares, which reflect the performance of Premier Shares of the Predecessor Fund. The performance of iShares Municipal Bond Index Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional Shares, Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance of iShares Municipal Bond Index Fund shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Investor P Shares (available in iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund’s distributor to offer such shares. Investor P Share performance of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Investor P Shares (available in iShares Municipal Bond Index Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses (continued)

hypothetical investment of $1,000 invested on January 1, 2021 and held through June 30, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	15

Schedule of Investments (unaudited) June 30, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.4%

State — 0.1%
Alabama Public School and College Authority, Refunding RB, Series A, 4.00%, 11/01/38	$395	$485,829

Transportation — 0.3%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Series B, 5.00%, 09/01/24	900	1,032,561

Total Municipal Bonds in Alabama		1,518,390

Arizona — 1.7%

County/City/Special District/School District — 0.2%
City of Phoenix, Refunding GO, 5.00%, 07/01/24	650	741,134

Health — 0.3%
Arizona Health Facilities Authority, Refunding RB, Series A, 4.00%, 01/01/22(a)	1,000	1,019,331

Transportation — 0.3%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB, Sub-Series A, 5.00%, 07/01/22(a)	1,000	1,048,414

Utilities — 0.9%
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 01/01/34	2,480	3,024,243

Total Municipal Bonds in Arizona		5,833,122

California — 20.6%

County/City/Special District/School District — 4.3%
Coast Community College District, Refunding GO, Series A, 4.00%, 08/01/23(a)	1,000	1,079,946
Contra Costa Community College District, GO, Series A, 4.00%, 08/01/39	1,000	1,098,865
El Camino Community College District Foundation, GO, CAB, Series C, 0.00%, 08/01/38(b)	680	462,089
Fremont Union High School District, Refunding GO, Series A, 5.00%, 08/01/44	1,350	1,661,794
Los Angeles Community College District, Refunding GO, Series A, 5.00%, 08/01/24(a)	1,000	1,146,004
Los Angeles County Facilities Inc., RB, Series A, 4.00%, 12/01/48	1,000	1,158,925
Los Angeles Unified School District, GO, Series B-1, 5.00%, 07/01/33	1,500	1,876,469
Sacramento City Financing Authority, Refunding RB, Series E, (AMBAC), 5.25%, 12/01/30	250	324,881
San Diego Community College District, Refunding GO, 4.00%, 08/01/32	500	578,609
San Diego Unified School District, GO
Series I, 5.00%, 07/01/41	1,000	1,236,112
Series I, 5.00%, 07/01/47	2,075	2,551,739
Series L, 4.00%, 07/01/49	1,000	1,181,595
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/51(b)	350	162,488

		14,519,516

Education — 2.2%
California Educational Facilities Authority, RB, Series U-6, 5.00%, 05/01/45	1,260	1,962,202
California State University, Refunding RB
Series A, 4.00%, 11/01/35	500	570,085
Series A, 4.00%, 11/01/38	500	568,367

Security	Par (000)	Value

Education (continued)
California State University, Refunding RB (continued)
Series A, 5.00%, 11/01/43	$540	$636,252
Series A, 5.00%, 11/01/48	1,030	1,291,662
University of California, Refunding RB
Series AR, 5.00%, 05/15/41	605	723,710
Series AY, 5.00%, 05/15/32	500	622,932
Series AY, 5.00%, 05/15/36	1,000	1,240,237

		7,615,447

Health — 0.7%
California Health Facilities Financing Authority, RB, Series A, 5.00%, 11/15/48	1,950	2,393,863

State — 5.8%
California State Public Works Board, RB, Series A, 5.00%, 03/01/38	1,000	1,075,410
California State Public Works Board, Refunding RB
Series B, 5.00%, 10/01/26	250	306,905
Series C, 4.00%, 11/01/32	500	581,249
Series C, 5.00%, 11/01/34	685	838,128
State of California, GO, 5.00%, 03/01/45	1,000	1,148,357
State of California, Refunding GO
5.00%, 10/01/24	475	546,966
5.00%, 10/01/25	1,000	1,192,404
5.00%, 08/01/26	540	639,592
5.00%, 08/01/27	1,000	1,223,830
5.00%, 08/01/31	1,000	1,219,338
5.00%, 09/01/31	565	690,615
5.00%, 12/01/31	2,000	2,226,421
4.00%, 09/01/32	250	290,025
4.00%, 09/01/33	1,000	1,157,881
5.00%, 08/01/35	1,000	1,244,074
4.00%, 09/01/35	1,000	1,154,812
5.00%, 09/01/35	1,000	1,217,776
5.00%, 02/01/38	1,000	1,073,683
5.00%, 12/01/43	500	556,092
5.00%, 08/01/46	1,000	1,206,529

		19,590,087

Tobacco — 0.8%
Golden State Tobacco Securitization Corp., Refunding RB, Series A, (SAP), 5.00%, 06/01/34	2,400	2,829,813

Transportation — 2.8%
Bay Area Toll Authority, RB, Series F-1, 4.00%, 04/01/56	1,000	1,145,621
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/38	500	580,942
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	604,573
City of Los Angeles Department of Airports, ARB, Sub- Series B, 5.00%, 05/15/42	1,500	1,850,285
City of Los Angeles Department of Airports, Refunding RB, Series B, 5.00%, 05/15/35	400	416,960
Foothill-Eastern Transportation Corridor Agency, Refunding RB, CAB(b)
Series A, (AGM), 0.00%, 01/15/36	500	357,481
Series A, (AGM), 0.00%, 01/15/37	1,000	692,711
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB Series E, 5.00%, 05/01/48	1,190	1,470,870

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series A, AMT, 4.00%, 05/01/49	$1,000	$1,147,837
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Series A, Senior Lien, 5.00%, 01/15/34	1,000	1,136,722

		9,404,002

Utilities — 4.0%
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/35	1,305	1,589,090
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series B, 5.00%, 06/01/33	1,435	1,783,648
Los Angeles Department of Water & Power Power System Revenue, RB, Series D, 5.00%, 07/01/44	1,500	1,693,949
Los Angeles Department of Water & Power Power System Revenue, Refunding RB
Series A, 5.00%, 07/01/30	1,500	1,733,909
Series A, 5.00%, 07/01/37	1,000	1,245,522
Sacramento Municipal Utility District, RB, Series A, 5.00%, 08/15/41	575	628,569
Sacramento Municipal Utility District, Refunding RB, Series X, 5.00%, 08/15/26	1,500	1,508,683
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.00%, 08/01/43	500	627,056
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	1,500	1,558,375
State of California Department of Water Resources, Refunding RB, Series AW, 5.00%, 12/01/26(a)	1,000	1,239,453

		13,608,254

Total Municipal Bonds in California		69,960,982

Colorado — 2.3%

County/City/Special District/School District — 0.9%
City & County of Denver Colorado, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,686,846
El Paso County School District No. 20 Academy, Refunding GO, (SAW), 4.00%, 12/15/24	1,350	1,372,945

		3,059,791

Health — 0.3%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,000	1,242,450

State — 0.2%
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	576,660

Transportation — 0.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/35	1,000	1,246,164
E-470 Public Highway Authority, Refunding RB, Series A, 5.00%, 09/01/40	400	452,525

		1,698,689

Security	Par (000)	Value

Utilities — 0.4%
Board of Water Commissioners City & County of Denver, RB, Series A, 4.00%, 12/15/26	$1,230	$1,250,789

Total Municipal Bonds in Colorado		7,828,379

Connecticut — 2.1%

Health — 0.3%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,000	1,197,895

State — 1.8%
State of Connecticut Special Tax Revenue, RB
Series A, 5.00%, 09/01/24	400	458,780
Series A, 5.00%, 10/01/29	725	796,888
Series A, 4.00%, 05/01/36	1,000	1,208,640
Series A, 4.00%, 09/01/36	430	489,606
State of Connecticut, GO
Series A, 5.00%, 10/15/23	850	942,234
Series A, 5.00%, 10/15/27	400	441,063
Series B, 5.00%, 06/15/28	400	469,542
Series B, 4.00%, 06/15/33	850	949,326
State of Connecticut, Refunding GO, Series B, 5.00%, 05/15/25	250	293,893

		6,049,972

Total Municipal Bonds in Connecticut		7,247,867

District of Columbia — 1.9%

State — 0.5%
District of Columbia, GO
Series D, 5.00%, 06/01/26	500	609,626
Series D, 4.00%, 06/01/34	1,000	1,174,033

		1,783,659

Transportation — 0.5%
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 07/15/45	1,500	1,796,671

Utilities — 0.9%
District of Columbia Water & Sewer Authority, Refunding RB
Sub-Series A, 5.00%, 10/01/45	1,510	1,759,565
Series C, Sub-Lien, 5.00%, 10/01/44	1,000	1,134,445

		2,894,010

Total Municipal Bonds in District of Columbia		6,474,340

Florida — 2.7%

County/City/Special District/School District — 0.7%
County of Miami-Dade Florida Transit System, RB, Series A, 4.00%, 07/01/50	1,500	1,781,501
School Board of Miami-Dade County, Refunding COP, Series D, 5.00%, 02/01/27	500	596,952

		2,378,453

State — 0.3%
State of Florida, Refunding GO, Series A, 5.00%, 07/01/25	1,000	1,181,986

Transportation — 1.7%
Central Florida Expressway Authority, Refunding RB, Series B, Senior Lien, 5.00%, 07/01/33	1,000	1,207,557

F U N D S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
County of Broward Florida Airport System Revenue, Refunding ARB, Series Q-1, 5.00%, 10/01/22(a)	$1,000	$1,060,539
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/54	850	1,055,574
Miami-Dade County Expressway Authority, Refunding RB, Series B, 5.00%, 07/01/25	1,000	1,136,984
State of Florida Department of Transportation Turnpike System Revenue, RB, Series A, 4.00%, 07/01/48	1,000	1,157,669

		5,618,323

Total Municipal Bonds in Florida		9,178,762

Georgia — 1.9%

County/City/Special District/School District — 0.5%
Gwinnett County School District, GO, 5.00%, 02/01/40	400	509,185
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,206,041

		1,715,226

State — 0.8%
State of Georgia, GO, Series A, 5.00%, 02/01/29	650	779,995
State of Georgia, Refunding GO, Series C, 5.00%, 07/01/28	1,710	2,139,659

		2,919,654

Transportation — 0.4%
City of Atlanta Georgia Department of Aviation, Refunding RB, Series A, 5.00%, 07/01/29	1,000	1,311,311

Utilities — 0.2%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 05/01/25(a)	500	587,342

Total Municipal Bonds in Georgia		6,533,533

Hawaii — 0.2%

State — 0.2%
State of Hawaii, Refunding GO, Series A, 5.00%, 11/01/23	500	532,273

Illinois — 3.8%

Health — 0.4%
Illinois Finance Authority, Refunding RB, 5.00%, 12/01/40	1,000	1,190,846

State — 2.0%
Metropolitan Pier & Exposition Authority, RB, (AGM), 0.00%, 06/15/46(b)	1,105	599,180
State of Illinois, GO
5.00%, 05/01/39	1,500	1,640,166
Series C, 5.00%, 11/01/29	1,000	1,220,396
Series D, 5.00%, 11/01/24	1,000	1,143,439
Series D, 5.00%, 11/01/26	500	603,561
State of Illinois, Refunding GO 5.00%, 02/01/22	500	513,888
Series A, 5.00%, 10/01/25	500	587,431
Series A, 5.00%, 10/01/28	500	627,116

		6,935,177

Transportation — 1.3%
Chicago O’Hare International Airport, ARB, Series E, Senior Lien, 5.00%, 01/01/24	410	457,815
Chicago O’Hare International Airport, Refunding ARB Series B, Senior Lien, 4.00%, 01/01/44	1,000	1,153,127

Security	Par (000)	Value

Transportation (continued)
Chicago O’Hare International Airport, Refunding ARB (continued)
Series B, Senior Lien, 5.00%, 01/01/48	$1,000	$1,235,454
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/41	1,000	1,190,233
Illinois State Toll Highway Authority, Refunding RB
Series A, 5.00%, 01/01/25	100	115,632
Series A, 5.00%, 01/01/30	250	322,432

		4,474,693

Utilities — 0.1%
Chicago Transit Authority Capital Grant Receipts Revenue Refunding RB, 5.00%, 06/01/28	190	240,604

Total Municipal Bonds in Illinois		12,841,320

Indiana — 0.2%

State — 0.0%

Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	100	115,815

Utilities — 0.2%
Indiana Finance Authority, RB, Series A, 1st Lien, 5.25%, 10/01/38	650	658,189

Total Municipal Bonds in Indiana		774,004

Kansas — 0.7%

Health — 0.2%
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/47	580	692,730

State — 0.5%
State of Kansas Department of Transportation, RB
5.00%, 09/01/27	1,000	1,184,086
5.00%, 09/01/34	500	589,622

		1,773,708

Total Municipal Bonds in Kansas		2,466,438

Louisiana(a) — 0.5%

County/City/Special District/School District — 0.3%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series C-1, 2nd Lien, 5.00%, 05/01/23	925	1,006,442

State — 0.2%
State of Louisiana, Refunding GO, Series C, 5.00%, 07/15/22	500	525,150

Total Municipal Bonds in Louisiana		1,531,592

Maryland — 1.0%

State — 1.0%
State of Maryland Department of Transportation, ARB
4.00%, 12/15/28	405	441,951
4.00%, 11/01/29	695	778,818
State of Maryland, GO
Series A, 5.00%, 03/15/28	450	575,865
Series A, 5.00%, 03/15/31	400	495,572
State of Maryland, Refunding GO, Series B, 5.00%, 08/01/25	1,000	1,186,663

Total Municipal Bonds in Maryland		3,478,869

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 3.2%

Education — 0.7%
Massachusetts Development Finance Agency, RB, Series P, 5.00%, 07/01/50	$500	$803,662
Massachusetts Development Finance Agency, Refunding RB, Series A, 4.00%, 07/15/36	1,000	1,160,238
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/24(a)	400	462,399

		2,426,299

Health — 0.4%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/34	1,000	1,246,864

State — 2.1%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 03/01/26	725	875,901
Series A, 5.00%, 01/01/48	1,000	1,232,720
Series C, 5.00%, 05/01/29	1,000	1,087,039
Series E, 4.00%, 04/01/46	530	592,317
Series F, 5.00%, 11/01/37	500	628,770
Series F, 5.00%, 11/01/42	1,000	1,252,048
Series G, 4.00%, 09/01/32	1,325	1,521,212

		7,190,007

Total Municipal Bonds in Massachusetts		10,863,170

Michigan — 1.0%

Education — 0.2%
University of Michigan, Refunding RB, 5.00%, 04/01/46	585	696,274

Health — 0.4%
Michigan Finance Authority, Refunding RB, Series A, 5.00%, 12/01/41	1,000	1,284,651

State — 0.4%
State of Michigan Trunk Line Revenue, RB, Series B, 5.00%, 11/15/45	1,000	1,299,124

Total Municipal Bonds in Michigan		3,280,049

Missouri — 0.9%

State — 0.5%
Missouri Highway & Transportation Commission, Refunding RB, Series A, 1st Lien, 5.00%, 05/01/24	1,500	1,701,691

Utilities — 0.4%
Metropolitan St. Louis Sewer District, Refunding RB
Series B, 5.00%, 05/01/25(a)	330	386,271
Series B, 5.00%, 05/01/45	705	809,665

		1,195,936

Total Municipal Bonds in Missouri		2,897,627

New Jersey — 4.9%

State — 3.3%
New Jersey Economic Development Authority, RB, Series EEE, 5.00%, 06/15/48	1,000	1,220,614
New Jersey Economic Development Authority, Refunding RB
Series NN, 5.00%, 03/01/22	500	515,712
Series NN, 5.00%, 03/01/25	500	538,867
Series NN, 5.00%, 03/01/30	1,000	1,072,341

Security	Par (000)	Value

State (continued)
New Jersey Transportation Trust Fund Authority, RB
Series A, 0.00%, 12/15/25(b)	$100	$94,697
Series AA, 5.00%, 06/15/25	150	169,912
Series AA, 4.75%, 06/15/38	280	313,878
New Jersey Transportation Trust Fund Authority, RB, CAB(b)
Series A, 0.00%, 12/15/32	250	196,174
Series A, 0.00%, 12/15/35	3,075	2,205,468
Series A, 0.00%, 12/15/38	530	345,514
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 4.00%, 12/15/31	1,000	1,185,724
Series A, 5.00%, 12/15/36	1,000	1,243,844
Series D, 5.00%, 12/15/24	250	288,683
State of New Jersey, GO, Series A, 4.00%, 06/01/31	1,500	1,867,897

		11,259,325

Transportation — 1.6%
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 06/15/46	500	611,344
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	1,000	1,130,896
New Jersey Turnpike Authority, Refunding RB
Series B, 5.00%, 01/01/23(a)	840	900,774
Series E, 5.00%, 01/01/29	1,000	1,256,701
Series E, 5.00%, 01/01/32	1,100	1,379,941

		5,279,656

Total Municipal Bonds in New Jersey		16,538,981

New York — 23.7%

County/City/Special District/School District — 5.1%
City of New York, GO
Series B-1, 5.00%, 12/01/41	1,390	1,689,034
Series D, 5.00%, 12/01/35	500	632,301
Series D, 4.00%, 12/01/41	1,000	1,170,077
Series F-1, 5.00%, 04/01/34	1,115	1,388,894
Series F-1, 5.00%, 03/01/43	1,000	1,292,920
Series F-1, 5.00%, 03/01/50	1,000	1,282,878
City of New York, Refunding GO
Series I, 5.00%, 08/01/22(a)	835	878,426
Series I, 5.00%, 08/01/26	165	173,687
Nassau County Interim Finance Authority, Refunding RB, Series A, 4.00%, 11/15/34	310	390,710
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	300	351,199
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
5.00%, 05/01/37	1,000	1,199,643
Series A-1, 5.00%, 08/01/36	500	632,026
Series A-1, 5.00%, 08/01/42	1,000	1,250,612
Series B-1, 5.00%, 08/01/40	1,500	1,805,648
Series C-2, 5.00%, 05/01/36	1,000	1,255,070
Sub-Series I, 5.00%, 05/01/42	1,620	1,749,804

		17,142,929

Education — 0.7%
New York State Dormitory Authority, RB, 5.00%, 10/01/45	1,500	2,351,092

F U N D S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 0.4%
New York State Dormitory Authority, Refunding RB, 1st Series, 5.00%, 07/01/42	$1,000	$1,226,035

State — 7.3%
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 5.00%, 07/15/31	1,000	1,159,386
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1, (SAW), 5.00%, 07/15/35	2,000	2,480,891
Series -2A, Subordinate, (SAW), 4.00%, 07/15/36	1,455	1,718,156
New York State Dormitory Authority, RB
Series 2015B-B, 5.00%, 03/15/32	1,440	1,705,901
Series A, 5.00%, 03/15/35	740	931,338
Series A, 5.00%, 02/15/39	1,000	1,203,916
Series A, 5.00%, 03/15/44	1,350	1,681,690
Series A, 5.00%, 03/15/45	1,000	1,243,543
Series B, 5.00%, 03/15/42	2,000	2,065,803
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/24(c)	600	676,289
Series A, 5.00%, 03/15/28	250	317,951
Series A, 4.00%, 03/15/43	500	584,286
Series A, 3.00%, 03/15/49	1,500	1,606,638
Series D, 4.00%, 02/15/47	1,000	1,171,552
Series E, 5.00%, 03/15/27	500	621,363
Series E, 5.00%, 09/15/28(a)	5	6,443
Series E, 5.00%, 03/15/29	995	1,286,546
New York State Urban Development Corp., Refunding RB
Series A, 5.00%, 03/15/24	1,000	1,127,438
Series A, 5.00%, 03/15/27	600	744,496
Series A, 5.00%, 03/15/39	1,000	1,279,156
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/24(a)	1,000	1,154,281

		24,767,063

Transportation — 5.2%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	910	1,092,123
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/37	1,075	1,277,553
Series B-1, 5.00%, 11/15/47	1,000	1,204,121
Series D, 5.00%, 11/15/25	1,235	1,310,083
Series D-1, 5.00%, 11/15/34(d)	1,000	1,142,512
Series E-1, 5.00%, 11/15/42	1,260	1,331,727
Sub-Series C-1, 5.00%, 11/15/34	1,000	1,237,171
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	1,000	1,159,997
Port Authority of New York & New Jersey, Refunding ARB
179th Series, 5.00%, 12/01/32	1,000	1,111,927
194th Series, 5.00%, 10/15/34	1,395	1,653,771
194th Series, 5.00%, 10/15/41	835	980,977
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	1,000	1,040,476
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/31	1,000	1,199,918
Series A, 5.00%, 11/15/40	600	691,587
Series B, 5.00%, 11/15/38	1,000	1,232,815

		17,666,758

Security	Par (000)	Value

Utilities — 5.0%
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	$1,500	$1,796,313
New York City Water & Sewer System, RB
Series CC-1, 5.00%, 06/15/48	1,000	1,216,495
Series DD-1, 4.00%, 06/15/49	1,000	1,157,005
Series DD-2, 5.00%, 06/15/24	500	535,198
New York City Water & Sewer System, Refunding RB
Series DD, 5.00%, 06/15/35	2,500	2,829,046
Series DD, 5.00%, 06/15/39	420	473,693
Series EE, 5.00%, 06/15/36	1,000	1,183,960
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/50	1,000	1,189,709
New York State Dormitory Authority RB, 5.00%, 10/01/48	1,000	1,602,588
New York State Environmental Facilities Corp., Refunding RB, Series A, Subordinate, 4.00%, 06/15/46	1,475	1,658,036
Utility Debt Securitization Authority, Refunding RB
Series TE, Restructured, 5.00%, 12/15/34	1,000	1,114,142
Series TE, Restructured, 5.00%, 12/15/41	2,000	2,218,394

		16,974,579

Total Municipal Bonds in New York		80,128,456

North Carolina(b) — 0.2%

Transportation — 0.2%
North Carolina Turnpike Authority, RB, CAB 0.00%, 01/01/49	1,000	445,260
Series B, (AGC), 0.00%, 01/01/34	500	393,325

Total Municipal Bonds in North Carolina		838,585

Ohio — 0.9%

State — 0.1%
State of Ohio, Refunding GO, Series B, 5.00%, 09/15/25	510	607,220

Transportation — 0.4%
Ohio Turnpike & Infrastructure Commission, RB, Series A, 5.00%, 02/15/46	1,000	1,307,415

Utilities — 0.4%
American Municipal Power, Inc., Refunding RB, 5.00%, 02/15/33	1,000	1,294,596

Total Municipal Bonds in Ohio		3,209,231

Pennsylvania — 3.8%

Health — 0.8%
Geisinger Authority, Refunding RB, 5.00%, 04/01/50	1,000	1,264,562
Pennsylvania Higher Educational Facilities Authority, RB, 5.00%, 08/15/49	1,000	1,260,119

		2,524,681

State — 1.3%
Commonwealth of Pennsylvania, GO
1st Series, 5.00%, 03/15/29	1,000	1,171,276
2nd Series, 5.00%, 10/15/26	685	759,330
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 5.00%, 01/01/28	1,105	1,361,214
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	1,000	1,165,897

		4,457,717

Transportation — 1.7%
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	156,342

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Delaware River Port Authority, Refunding RB, Series B, 5.00%, 01/01/26	$250	$299,197
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/47	1,000	1,216,082
Series C, 5.00%, 12/01/43	240	264,902
Series A, Subordinate, 4.00%, 12/01/46	425	502,083
Series A, Subordinate, 4.00%, 12/01/50	480	566,608
Pennsylvania Turnpike Commission, Refunding RB(a)
Series A, 5.00%, 12/01/21	2,000	2,039,693
Series C, 5.00%, 12/01/23	760	847,801

		5,892,708

Total Municipal Bonds in Pennsylvania		12,875,106

South Carolina — 0.3%

Utilities — 0.3%
South Carolina Public Service Authority, Refunding RB, Series A, 4.00%, 12/01/40	750	884,523

Tennessee — 2.5%

County/City/Special District/School District — 0.7%
Metropolitan Government of Nashville & Davidson County Tennessee, Refunding GO
4.00%, 07/01/30	765	904,356
5.00%, 07/01/32	1,000	1,271,252

		2,175,608

State — 1.5%
State of Tennessee, Refunding GO, Series A, 4.00%, 08/01/22(a)	5,000	5,208,312

Transportation — 0.3%
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	1,047,426

Total Municipal Bonds in Tennessee		8,431,346

Texas — 9.6%

County/City/Special District/School District — 1.4%
Carrollton-Farmers Branch Independent School District, Refunding GO(a)
Series 2018, (PSF-GTD), 4.00%, 02/15/22	310	317,269
Series A, (PSF-GTD), 4.00%, 02/15/23	445	471,877
Cypress-Fairbanks Independent School District, Refunding GO, Series C, (PSF-GTD), 5.00%, 02/15/44	500	559,023
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/23	800	891,803
Lewisville Independent School District, Refunding GO, Series B, 5.00%, 08/15/28	570	672,414
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(a)	1,700	1,727,522

		4,639,908

Education — 0.2%
Board of Regents of the University of Texas System, RB, Series E, 5.00%, 08/15/27	400	503,139

Security	Par (000)	Value

Health — 0.3%
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 11/15/45	$1,000	$1,178,868

State — 0.7%
State of Texas, Refunding GO
5.00%, 04/01/24(a)	1,000	1,129,961
Series A, 5.00%, 10/01/36	1,000	1,178,518

		2,308,479

Transportation — 4.5%
Central Texas Regional Mobility Authority, RB
Series C, 5.00%, 01/01/27	1,000	1,180,445
Series A, Senior Lien, 5.00%, 01/01/45	1,000	1,142,976
Central Texas Regional Mobility Authority, Refunding RB, Series A, Senior Lien, 5.00%, 01/01/23(a)	1,000	1,072,350
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,000	1,115,433
Central Texas Turnpike System, RB, CAB, Series A, (AMBAC), 0.00%, 08/15/30(b)	270	231,950
Dallas Fort Worth International Airport, Refunding RB, Series A, 4.00%, 11/01/34	1,250	1,541,367
Grand Parkway Transportation Corp., RB
5.00%, 02/01/23	570	611,434
Series A, 5.00%, 10/01/35	695	871,001
Grand Parkway Transportation Corp., Refunding RB, 4.00%, 10/01/49	500	586,686
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/31	1,000	1,249,196
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	1,000	1,234,262
Series A, 5.00%, 01/01/43	1,815	2,221,965
Series B, 5.00%, 01/01/34	1,000	1,148,049
State of Texas, Refunding GO, Series A, 5.00%, 10/01/24(a)	1,000	1,152,112

		15,359,226

Utilities — 2.5%
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,163,213
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/42	2,000	2,123,969
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	1,000	1,138,050
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	600,708
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 05/15/36	750	778,910
Texas Water Development Board, RB
Series A, 4.00%, 10/15/37	1,180	1,396,619
Series B, 5.00%, 04/15/49	1,000	1,255,260

		8,456,729

Total Municipal Bonds in Texas		32,446,349

F U N D S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 0.2%

State — 0.2%
State of Utah, GO, 5.00%, 07/01/25	$450	$532,091

Virginia — 1.9%

County/City/Special District/School District — 0.7%
City of Alexandria Virginia, GO, Series A, (SAW), 3.00%, 07/15/46	1,000	1,113,970
County of Fairfax Virginia, Refunding GO, Series A, (SAW), 4.00%, 10/01/27	1,000	1,162,231

		2,276,201

State — 0.7%
Virginia College Building Authority, Refunding RB, Series E, 5.00%, 02/01/30	1,000	1,261,320
Virginia Commonwealth Transportation Board, Refunding RB, Series A, 5.00%, 05/15/31	1,000	1,253,516

		2,514,836

Transportation — 0.3%
Virginia Commonwealth Transportation Board, Refunding RB
5.00%, 09/15/23	500	552,611
5.00%, 03/15/27	285	355,178

		907,789

Utilities — 0.2%
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	601,610

Total Municipal Bonds in Virginia		6,300,436

Washington — 3.4%

County/City/Special District/School District — 0.1%
Central Puget Sound Regional Transit Authority, Refunding RB, Series S-1, 5.00%, 11/01/36	485	572,129

State — 1.5%
State of Washington, GO, Series A, 5.00%, 08/01/43	1,250	1,568,602
State of Washington, Refunding GO
Series B, 5.00%, 07/01/23	1,000	1,096,707
Series B, 5.00%, 07/01/30	1,000	1,192,369
Series R, 5.00%, 07/01/31	1,000	1,152,550

		5,010,228

Transportation — 1.1%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/46	1,000	1,539,476
Port of Seattle Washington, Refunding RB, Series A, 5.00%, 08/01/31	2,000	2,101,269

		3,640,745

Security	Par (000)	Value

Utilities — 0.7%
County of King Washington Sewer Revenue, Refunding RB, Series B, 5.00%, 07/01/23(a)	$2,075	$2,273,866

Total Municipal Bonds in Washington		11,496,968

Wisconsin — 1.5%

Health — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 11/15/39	1,000	1,194,107

State — 1.1%
State of Wisconsin, Refunding GO
5.00%, 11/01/27	770	962,119
5.00%, 11/01/29	525	653,606
Series 1, 5.00%, 05/01/22	1,000	1,040,590
Series 2, 5.00%, 11/01/26	980	1,208,316

		3,864,631

Total Municipal Bonds in Wisconsin		5,058,738

Total Long-Term Investments — 98.0% (Cost: $304,551,420)		331,981,527

	Shares

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(e)(f)	3,323,221	3,323,885

Total Short-Term Securities — 1.0% (Cost: $3,323,885)		3,323,885

Total Investments — 99.0% (Cost: $307,875,305)		335,305,412

Other Assets Less Liabilities — 1.0%		3,454,409

Net Assets — 100.0%		$338,759,821

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$4,146,259	$—	$(822,369	)(a)	$1,592	$(1,597)	$3,323,885	3,323,221	$160	$—

(a)	Represents net amount purchased (sold).

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares Municipal Bond Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$331,981,527	$—	$331,981,527
Short-Term Securities
Money Market Funds	3,323,885	—	—	3,323,885

	$3,323,885	$331,981,527	$—	$335,305,412

See notes to financial statements.

F U N D S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) June 30, 2021	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Security
0.63%, 07/15/21 - 01/15/26	$16,684	$17,623,876
0.13%, 01/15/22 - 04/15/26	39,569	42,023,793
0.38%, 07/15/23 - 07/15/25	10,903	11,794,725
0.50%, 04/15/24	2,324	2,504,424
0.25%, 01/15/25	4,182	4,525,940
2.38%, 01/15/25	2,068	2,402,884

Total Long-Term Investments — 98.0% (Cost: $79,029,303)		80,875,642

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(a)(b)	2,917,831	$2,917,831

Total Short-Term Securities — 3.5% (Cost: $2,917,831)		2,917,831

Total Investments — 101.5% (Cost: $81,947,134)		83,793,473

Liabilities in Excess of Other Assets — (1.5)%		(1,256,218)

Net Assets — 100.0%		$82,537,255

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$2,084,465	$833,366	(a)	$—	$—	$—	$2,917,831	2,917,831	$198	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Treasury Obligations	$—	$80,875,642	$—	$80,875,642
Short-Term Securities
Money Market Funds	2,917,831	—	—	2,917,831

	$2,917,831	$80,875,642	$—	$83,793,473

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.3%
Afterpay Ltd.(a)	97,269	$8,633,617
AGL Energy Ltd.	282,331	1,734,592
Ampol Ltd.	112,404	2,379,102
APA Group(b)	529,190	3,531,087
Aristocrat Leisure Ltd.	258,725	8,352,295
ASX Ltd.	88,143	5,138,358
Aurizon Holdings Ltd.	823,283	2,293,129
AusNet Services Ltd.	851,318	1,115,797
Australia & New Zealand Banking Group Ltd.	1,275,514	26,923,432
BHP Group Ltd.	1,320,477	48,039,364
BHP Group PLC	946,736	28,014,823
BlueScope Steel Ltd.	226,376	3,719,750
Brambles Ltd.	662,466	5,685,251
Cochlear Ltd.	29,371	5,541,341
Coles Group Ltd.	600,890	7,697,244
Commonwealth Bank of Australia	795,238	59,549,500
Computershare Ltd.	244,269	3,095,910
Crown Resorts Ltd.(a)	169,180	1,510,092
CSL Ltd.	203,959	43,620,393
Dexus	490,041	3,906,466
Domino’s Pizza Enterprises Ltd.	27,149	2,455,032
Endeavour Group Ltd.(a)	567,199	2,675,583
Evolution Mining Ltd.	765,910	2,587,799
Fortescue Metals Group Ltd.	760,797	13,290,298
Goodman Group	742,157	11,745,133
GPT Group	883,622	3,232,415
Insurance Australia Group Ltd.	1,084,779	4,194,252
Lendlease Corp. Ltd.(b)	304,504	2,616,522
Macquarie Group Ltd.	154,077	18,051,872
Magellan Financial Group Ltd.	61,789	2,495,514
Medibank Pvt Ltd.	1,218,752	2,889,446
Mirvac Group	1,771,539	3,862,583
National Australia Bank Ltd.	1,477,940	29,054,550
Newcrest Mining Ltd.	367,660	6,972,231
Northern Star Resources Ltd.	499,514	3,668,491
Oil Search Ltd.	883,079	2,522,864
Orica Ltd.	179,318	1,783,372
Origin Energy Ltd.	790,619	2,670,090
Qantas Airways Ltd.(a)	402,997	1,406,857
QBE Insurance Group Ltd.	659,929	5,325,333
Ramsay Health Care Ltd.	81,010	3,822,113
REA Group Ltd.	23,509	2,978,809
Reece Ltd.	130,303	2,307,505
Rio Tinto Ltd.	166,406	15,776,202
Santos Ltd.	830,737	4,412,472
Scentre Group	2,293,639	4,693,521
SEEK Ltd.	149,105	3,706,599
Sonic Healthcare Ltd.	202,444	5,833,515
South32 Ltd.	2,163,019	4,743,469
Stockland	1,062,809	3,700,965
Suncorp Group Ltd.	572,895	4,769,502
Sydney Airport(a)(b)	591,936	2,568,419
Tabcorp Holdings Ltd.	982,136	3,810,636
Telstra Corp. Ltd.	1,860,689	5,247,864
Transurban Group(b)	1,228,925	13,106,580
Treasury Wine Estates Ltd.	324,977	2,845,593
Vicinity Centres	1,730,729	1,995,460
Washington H Soul Pattinson & Co. Ltd.	47,613	1,204,070
Wesfarmers Ltd.	508,244	22,532,004
Westpac Banking Corp.	1,644,446	31,822,989

Security	Shares	Value

Australia (continued)
WiseTech Global Ltd.	63,926	$1,527,617
Woodside Petroleum Ltd.	433,343	7,215,895
Woolworths Group Ltd.	567,199	16,231,202

		560,834,781

Austria — 0.2%
Erste Group Bank AG	125,296	4,606,052
OMV AG	66,336	3,785,630
Raiffeisen Bank International AG	65,199	1,479,919
Verbund AG	30,270	2,788,500
voestalpine AG	51,854	2,115,087

		14,775,188

Belgium — 0.9%
Ageas SA	78,284	4,350,335
Anheuser-Busch InBev SA/NV	341,548	24,621,788
Elia Group SA/NV	13,854	1,462,379
Etablissements Franz Colruyt NV	23,763	1,328,826
Groupe Bruxelles Lambert SA	50,395	5,642,793
KBC Group NV	111,974	8,549,362
Proximus SADP	65,530	1,266,630
Sofina SA	7,018	3,032,164
Solvay SA	32,897	4,187,241
UCB SA	56,432	5,910,215
Umicore SA	88,059	5,387,285

		65,739,018

Chile — 0.0%
Antofagasta PLC	178,936	3,558,290

China — 0.2%
Budweiser Brewing Co. APAC Ltd.(c)	782,800	2,464,844
Chow Tai Fook Jewellery Group Ltd.	896,400	2,048,116
Futu Holdings Ltd., ADR(a)	22,438	4,018,421
Wilmar International Ltd.	858,283	2,877,610

		11,408,991

Denmark — 2.6%
Ambu A/S, B Shares	75,528	2,906,164
AP Moeller - Maersk A/S, Class A	1,410	3,922,056
AP Moeller - Maersk A/S, Class B	2,734	7,870,939
Carlsberg A/S, Class B	46,310	8,642,183
Chr Hansen Holding A/S	46,547	4,201,013
Coloplast A/S, Class B	53,242	8,741,442
Danske Bank A/S	308,548	5,433,814
Demant A/S(a)	48,366	2,725,638
DSV Panalpina A/S	92,788	21,660,242
Genmab A/S(a)	29,531	12,100,105
GN Store Nord A/S	57,243	5,005,894
Novo Nordisk A/S, Class B	771,857	64,611,076
Novozymes A/S, B Shares	92,721	6,995,761
Orsted A/S(c)	84,979	11,927,767
Pandora A/S	44,758	6,038,475
Rockwool International A/S, B Shares	3,853	1,876,496
Tryg A/S	161,397	3,964,354
Vestas Wind Systems A/S	452,673	17,686,845

		196,310,264

Finland — 1.3%
Elisa OYJ	62,852	3,750,731
Fortum OYJ	198,263	5,469,372
Kesko OYJ, B Shares	122,015	4,505,575
Kone OYJ, Class B	151,489	12,363,653
Neste OYJ	188,742	11,577,821
Nokia OYJ(a)	2,523,818	13,522,002

F U N D S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Nordea Bank Abp	1,452,538	$16,175,327
Orion OYJ, Class B	47,875	2,058,359
Sampo OYJ, A Shares	223,559	10,280,257
Stora Enso OYJ, B Shares	259,741	4,743,104
UPM-Kymmene OYJ	236,827	8,965,769
Wartsila OYJ Abp	212,192	3,152,570

		96,564,540

France — 11.0%
Accor SA(a)	80,943	3,027,560
Aeroports de Paris(a)	13,040	1,702,132
Air Liquide SA	212,328	37,231,709
Airbus SE(a)	263,621	33,968,295
Alstom SA(a)	124,793	6,305,259
Amundi SA(c)	26,956	2,377,489
Arkema SA	30,571	3,842,288
Atos SE	44,612	2,716,536
AXA SA	867,234	22,021,096
BioMerieux	18,259	2,121,529
BNP Paribas SA	504,200	31,643,406
Bollore SA	399,990	2,145,690
Bouygues SA	101,172	3,747,398
Bureau Veritas SA(a)	130,809	4,141,870
Capgemini SE	71,743	13,797,139
Carrefour SA	274,391	5,399,853
Cie de Saint-Gobain	226,682	14,960,071
Cie Generale des Etablissements Michelin SCA	75,590	12,063,812
CNP Assurances	77,829	1,326,472
Covivio	23,420	2,004,921
Credit Agricole SA	522,962	7,331,712
Danone SA	292,393	20,571,281
Dassault Aviation SA	1,127	1,327,588
Dassault Systemes SE	59,315	14,395,521
Edenred	110,255	6,286,378
Eiffage SA	36,900	3,758,508
Electricite de France SA	208,431	2,848,435
Engie SA	814,445	11,168,133
EssilorLuxottica SA	127,908	23,628,857
Eurazeo SE	18,045	1,573,295
Faurecia SE	52,360	2,574,030
Gecina SA	20,540	3,146,967
Getlink SE	193,978	3,029,385
Hermes International	14,196	20,716,389
Iliad SA	6,513	954,274
Ipsen SA	16,795	1,747,640
Kering SA	33,748	29,570,577
Klepierre SA	86,999	2,241,420
La Francaise des Jeux SAEM(c)	42,808	2,517,864
Legrand SA	119,079	12,620,380
L’Oreal SA	112,930	50,433,826
LVMH Moet Hennessy Louis Vuitton SE	124,442	97,893,142
Natixis SA	426,662	2,026,987
Orange SA	890,117	10,158,716
Orpea SA(a)	23,253	2,960,415
Pernod Ricard SA	93,316	20,740,631
Publicis Groupe SA	99,316	6,355,726
Remy Cointreau SA	10,030	2,071,421
Renault SA(a)	85,263	3,456,345
Safran SA	153,207	21,262,515
Sanofi	507,901	53,361,388
Sartorius Stedim Biotech	12,332	5,836,617
Schneider Electric SE	241,479	38,067,846
SCOR SE(a)	69,651	2,217,350

Security	Shares	Value

France (continued)
SEB SA	12,403	$2,243,744
Societe Generale SA	362,411	10,720,622
Sodexo SA(a)	39,863	3,725,581
Suez SA	156,057	3,712,816
Teleperformance	26,226	10,650,108
Thales SA	47,617	4,865,358
TotalEnergies SE	1,122,667	50,858,823
Ubisoft Entertainment SA(a)	41,280	2,884,137
Unibail-Rodamco-Westfield(a)	61,821	5,359,632
Valeo SA	101,736	3,068,713
Veolia Environnement SA	239,921	7,253,019
Vinci SA	238,634	25,509,457
Vivendi SE	318,973	10,717,212
Wendel SE	11,756	1,582,008
Worldline SA(a)(c)	106,503	9,979,819

		848,527,133

Germany — 8.6%
Adidas AG	85,345	31,847,134
Allianz SE, Registered Shares	184,810	46,120,584
BASF SE	411,708	32,500,125
Bayer AG, Registered Shares	440,371	26,772,439
Bayerische Motoren Werke AG	148,439	15,736,837
Bechtle AG	12,180	2,263,776
Beiersdorf AG	45,403	5,480,412
Brenntag SE	68,834	6,406,542
Carl Zeiss Meditec AG	18,312	3,539,803
Commerzbank AG(a)	445,630	3,164,720
Continental AG, Class A(a)	48,951	7,201,729
Covestro AG(c)	86,602	5,599,554
Daimler AG, Registered Shares	383,644	34,281,888
Delivery Hero SE(a)(c)	70,391	9,300,489
Deutsche Bank AG, Registered Shares(a)	926,431	12,078,515
Deutsche Boerse AG	85,229	14,876,403
Deutsche Lufthansa AG, Registered Shares(a)(d)	135,686	1,525,874
Deutsche Post AG, Registered Shares	444,326	30,260,679
Deutsche Telekom AG, Registered Shares	1,494,026	31,598,653
Deutsche Wohnen SE	151,876	9,293,002
E.ON SE	1,009,214	11,676,272
Evonik Industries AG	94,152	3,161,002
Fresenius Medical Care AG & Co. KGaA	94,817	7,878,932
Fresenius SE & Co. KGaA	185,530	9,682,787
GEA Group AG	69,414	2,812,664
Hannover Rueck SE	26,940	4,509,969
HeidelbergCement AG	66,284	5,690,913
HelloFresh SE(a)	74,038	7,197,164
Henkel AG & Co. KGaA	46,673	4,298,081
Infineon Technologies AG	585,379	23,545,850
KION Group AG	32,569	3,477,085
Knorr-Bremse AG	32,197	3,704,475
LANXESS AG	36,619	2,513,124
LEG Immobilien SE	31,807	4,578,834
Merck KGaA	57,727	11,076,434
MTU Aero Engines AG	23,917	5,930,082
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	62,799	17,210,736
Nemetschek SE	25,843	1,978,192
Puma SE	43,948	5,245,235
Rational AG	2,304	2,087,370
RWE AG	286,537	10,389,023
SAP SE	468,075	65,745,661
Scout24 AG(c)	39,906	3,367,018
Siemens AG, Registered Shares	342,911	54,446,955

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Siemens Energy AG(a)	178,096	$5,364,795
Siemens Healthineers AG(c)	121,342	7,439,867
Symrise AG	57,178	7,968,138
TeamViewer AG(a)(c)	71,424	2,682,466
Telefonica Deutschland Holding AG	461,416	1,218,010
Uniper SE	41,010	1,510,943
United Internet AG, Registered Shares	48,127	1,968,252
Volkswagen AG	14,500	4,765,647
Vonovia SE	241,030	15,576,685
Zalando SE(a)(c)	95,486	11,545,507

		662,093,326

Hong Kong — 2.9%
AIA Group Ltd.	5,421,483	67,256,614
Bank of East Asia Ltd.	587,187	1,090,535
BOC Hong Kong Holdings Ltd.	1,678,034	5,687,376
CK Asset Holdings Ltd.	899,089	6,188,441
CK Infrastructure Holdings Ltd.	295,844	1,762,318
CLP Holdings Ltd.	738,761	7,301,057
ESR Cayman Ltd.(a)(c)	891,600	3,006,243
Galaxy Entertainment Group Ltd.(a)	974,058	7,788,650
Hang Lung Properties Ltd.	927,565	2,249,611
Hang Seng Bank Ltd.(d)	345,448	6,890,899
Henderson Land Development Co. Ltd.	652,774	3,089,088
HK Electric Investments & HK Electric Investments Ltd., Class SS(b)	1,218,116	1,234,353
HKT Trust & HKT Ltd., Class SS(b)	1,717,417	2,339,250
Hong Kong & China Gas Co. Ltd.(d)	5,028,383	7,807,691
Hong Kong Exchanges & Clearing Ltd.	523,143	31,142,562
Hongkong Land Holdings Ltd.	519,893	2,475,955
Jardine Matheson Holdings Ltd.	97,086	6,205,687
Link REIT(d)	934,443	9,041,052
Melco Resorts & Entertainment Ltd., ADR(a)	97,594	1,617,133
MTR Corp. Ltd.(d)	695,033	3,869,940
New World Development Co. Ltd.	688,824	3,572,206
Power Assets Holdings Ltd.	619,618	3,802,011
Sino Land Co. Ltd.	1,445,975	2,279,483
SJM Holdings Ltd.(a)	889,053	970,465
Sun Hung Kai Properties Ltd.	584,088	8,680,683
Swire Pacific Ltd., Class A	222,200	1,505,538
Swire Properties Ltd.	541,936	1,614,252
Techtronic Industries Co. Ltd.	619,631	10,798,288
WH Group Ltd.(c)	4,342,607	3,897,932
Wharf Real Estate Investment Co. Ltd.	751,245	4,367,018
Xinyi Glass Holdings Ltd.	840,000	3,422,538

		222,954,869

Ireland — 1.0%
CRH PLC	351,906	17,796,349
Experian PLC	411,188	15,875,618
Flutter Entertainment PLC(a)	74,603	13,527,481
James Hardie Industries PLC	197,698	6,708,304
Kerry Group PLC, Class A	71,128	9,944,446
Kingspan Group PLC	69,374	6,556,760
Smurfit Kappa Group PLC	109,434	5,951,383

		76,360,341

Isle of Man — 0.1%
Entain PLC(a)	260,689	6,299,187

Israel — 0.6%
Azrieli Group Ltd.	18,223	1,284,019
Bank Hapoalim BM(a)	515,238	4,136,648
Bank Leumi Le-Israel BM(a)	638,782	4,853,927

Security	Shares	Value

Israel (continued)
Check Point Software Technologies Ltd.(a)	49,995	$5,805,919
CyberArk Software Ltd.(a)	17,536	2,284,415
Elbit Systems Ltd.	11,595	1,502,094
ICL Group Ltd.	317,967	2,157,556
Isracard Ltd.(a)	1	3
Israel Discount Bank Ltd., Class A(a)	528,238	2,516,436
Mizrahi Tefahot Bank Ltd.(a)	62,020	1,910,499
Nice Ltd.(a)	27,942	6,897,018
Teva Pharmaceutical Industries Ltd., ADR(a)(d)	489,632	4,847,357
Wix.com Ltd.(a)(d)	25,137	7,296,768

		45,492,659

Italy — 2.0%
Amplifon SpA	55,843	2,761,085
Assicurazioni Generali SpA	494,526	9,928,449
Atlantia SpA(a)	219,640	3,988,225
Davide Campari-Milano NV	256,494	3,438,094
DiaSorin SpA	11,224	2,123,757
Enel SpA	3,645,770	33,879,661
Eni SpA	1,124,472	13,709,040
Ferrari NV	56,217	11,605,784
FinecoBank Banca Fineco SpA(a)	270,017	4,712,153
Infrastrutture Wireless Italiane SpA(c)	147,172	1,661,933
Intesa Sanpaolo SpA	7,403,247	20,479,869
Mediobanca Banca di Credito Finanziario SpA(a)	279,305	3,267,910
Moncler SpA	86,081	5,835,253
Nexi SpA(a)(c)	196,265	4,312,973
Poste Italiane SpA(c)	234,290	3,100,957
Prysmian SpA	114,186	4,097,685
Recordati Industria Chimica e Farmaceutica SpA	46,383	2,653,212
Snam SpA	905,108	5,235,824
Telecom Italia SpA/Milano	7,108,601	3,623,883
Terna SPA	629,331	4,693,352
UniCredit SpA	954,712	11,287,269

		156,396,368

Japan — 22.8%
ABC-Mart, Inc.	14,535	835,988
Acom Co. Ltd.	169,054	737,642
Advantest Corp.	88,600	7,955,111
Aeon Co. Ltd.	290,346	7,794,263
AGC, Inc.	85,648	3,587,831
Aisin Corp.	71,846	3,080,574
Ajinomoto Co., Inc.	209,854	5,451,928
ANA Holdings, Inc.(a)	68,311	1,605,452
Asahi Group Holdings Ltd.	204,702	9,567,509
Asahi Intecc Co. Ltd.	93,500	2,235,446
Asahi Kasei Corp.	558,668	6,140,420
Astellas Pharma, Inc.	830,043	14,464,877
Azbil Corp.	54,800	2,270,732
Bandai Namco Holdings, Inc.	89,004	6,159,911
Bridgestone Corp.	255,941	11,633,124
Brother Industries Ltd.	105,763	2,112,448
Canon, Inc.	446,748	10,097,379
Capcom Co. Ltd.	78,400	2,291,523
Casio Computer Co. Ltd.	86,581	1,452,797
Central Japan Railway Co.	64,740	9,837,273
Chiba Bank Ltd.	243,570	1,472,135
Chubu Electric Power Co., Inc.	287,211	3,513,923
Chugai Pharmaceutical Co. Ltd.	299,630	11,876,310
Concordia Financial Group Ltd.	487,970	1,793,182
Cosmos Pharmaceutical Corp.	9,100	1,337,068
CyberAgent, Inc.	179,316	3,840,422

F U N D S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Dai Nippon Printing Co. Ltd.	109,068	$2,308,037
Daifuku Co. Ltd.	44,876	4,071,513
Dai-ichi Life Holdings, Inc.	478,700	8,807,702
Daiichi Sankyo Co. Ltd.	762,762	16,455,132
Daikin Industries Ltd.	111,668	20,809,296
Daito Trust Construction Co. Ltd.	29,470	3,215,251
Daiwa House Industry Co. Ltd.	251,676	7,567,518
Daiwa House REIT Investment Corp.	884	2,601,321
Daiwa Securities Group, Inc.	640,352	3,517,832
Denso Corp.	193,190	13,173,914
Dentsu Group, Inc.	97,082	3,483,085
Disco Corp.	12,959	3,940,170
East Japan Railway Co.	135,644	9,673,320
Eisai Co. Ltd.	112,115	11,018,349
ENEOS Holdings, Inc.	1,369,163	5,737,888
FANUC Corp.	85,951	20,610,863
Fast Retailing Co. Ltd.	26,141	19,649,866
Fuji Electric Co. Ltd.	56,594	2,641,644
FUJIFILM Holdings Corp.	161,008	11,909,518
Fujitsu Ltd.	87,704	16,409,322
GLP J-REIT	1,818	3,135,414
GMO Payment Gateway, Inc.	18,300	2,376,688
Hakuhodo DY Holdings, Inc.	105,792	1,647,666
Hamamatsu Photonics KK	63,087	3,800,307
Hankyu Hanshin Holdings, Inc.	102,763	3,172,070
Harmonic Drive Systems, Inc.	19,600	1,077,186
Hikari Tsushin, Inc.	9,606	1,688,216
Hino Motors Ltd.	127,121	1,124,399
Hirose Electric Co. Ltd.	14,192	2,076,211
Hisamitsu Pharmaceutical Co., Inc.	22,541	1,112,949
Hitachi Construction Machinery Co. Ltd.	47,205	1,445,696
Hitachi Ltd.	433,813	24,860,597
Hitachi Metals Ltd.(a)	94,386	1,803,711
Honda Motor Co. Ltd.	730,735	23,502,800
Hoshizaki Corp.	24,365	2,069,872
Hoya Corp.	167,378	22,139,146
Hulic Co. Ltd.	138,567	1,556,638
Ibiden Co. Ltd.	47,300	2,545,850
Idemitsu Kosan Co. Ltd.	93,500	2,259,025
Iida Group Holdings Co. Ltd.	64,122	1,649,346
Inpex Corp.	455,100	3,406,144
Isuzu Motors Ltd.	247,282	3,281,348
Ito En Ltd.	24,000	1,424,397
ITOCHU Corp.	532,773	15,373,005
Itochu Techno-Solutions Corp.	42,200	1,305,488
Japan Airlines Co. Ltd.(a)	62,062	1,343,845
Japan Exchange Group, Inc.	229,936	5,122,044
Japan Metropolitan Fund Invest	3,137	3,400,413
Japan Post Bank Co. Ltd.	178,900	1,504,614
Japan Post Holdings Co. Ltd.	701,829	5,764,631
Japan Post Insurance Co. Ltd.	100,800	1,865,111
Japan Real Estate Investment Corp.	579	3,555,920
Japan Tobacco, Inc.	535,941	10,128,377
JFE Holdings, Inc.	217,312	2,549,484
JSR Corp.	90,328	2,743,905
Kajima Corp.	198,377	2,517,367
Kakaku.com, Inc.	61,416	1,847,646
Kansai Electric Power Co., Inc.	312,551	2,982,300
Kansai Paint Co. Ltd.	79,375	2,026,127
Kao Corp.	214,807	13,245,015
KDDI Corp.	722,975	22,524,779
Keio Corp.	45,229	2,662,431
Keisei Electric Railway Co. Ltd.	57,887	1,850,559

Security	Shares	Value

Japan (continued)
Keyence Corp.	87,180	$43,905,863
Kikkoman Corp.	64,664	4,264,480
Kintetsu Group Holdings Co. Ltd.(a)	75,598	2,657,203
Kirin Holdings Co. Ltd.	365,955	7,141,911
Kobayashi Pharmaceutical Co. Ltd.	23,865	2,040,568
Kobe Bussan Co. Ltd.	55,200	1,739,155
Koei Tecmo Holdings Co. Ltd.	26,000	1,264,045
Koito Manufacturing Co. Ltd.	46,647	2,902,503
Komatsu Ltd.	390,454	9,672,935
Konami Holdings Corp.	41,599	2,491,359
Kose Corp.	15,059	2,365,724
Kubota Corp.	458,489	9,275,093
Kurita Water Industries Ltd.	44,729	2,150,060
Kyocera Corp.	144,100	8,902,548
Kyowa Kirin Co. Ltd.	119,997	4,267,754
Lasertec Corp.	33,400	6,460,394
Lawson, Inc.	22,988	1,064,725
Lion Corp.	99,539	1,687,250
Lixil Corp.	119,927	3,103,393
M3, Inc.	196,513	14,317,605
Makita Corp.	99,139	4,668,167
Marubeni Corp.	737,664	6,423,909
Mazda Motor Corp.(a)	254,198	2,398,231
McDonald’s Holdings Co. Japan Ltd.(d)	35,794	1,577,322
Medipal Holdings Corp.	81,698	1,561,946
MEIJI Holdings Co. Ltd.	54,734	3,279,932
Mercari, Inc.(a)	45,800	2,421,144
MINEBEA MITSUMI, Inc.	160,308	4,235,553
MISUMI Group, Inc.	126,556	4,282,873
Mitsubishi Chemical Holdings Corp.	567,609	4,775,859
Mitsubishi Corp.	566,097	15,463,643
Mitsubishi Electric Corp.	813,721	11,812,976
Mitsubishi Estate Co. Ltd.	524,582	8,479,117
Mitsubishi Gas Chemical Co., Inc.	68,893	1,459,833
Mitsubishi HC Capital, Inc.	290,173	1,556,051
Mitsubishi Heavy Industries Ltd.	143,805	4,245,439
Mitsubishi UFJ Financial Group, Inc.	5,479,270	29,512,751
Mitsui & Co. Ltd.	726,600	16,367,175
Mitsui Chemicals, Inc.	82,751	2,860,518
Mitsui Fudosan Co. Ltd.	406,820	9,407,172
Miura Co. Ltd.	38,700	1,680,468
Mizuho Financial Group, Inc.	1,081,351	15,498,461
MonotaRO Co. Ltd.	112,700	2,655,731
MS&AD Insurance Group Holdings, Inc.	198,424	5,736,874
Murata Manufacturing Co. Ltd.	257,525	19,616,926
Nabtesco Corp.	50,492	1,904,915
NEC Corp.	115,374	5,936,495
Nexon Co. Ltd.	216,748	4,823,621
NGK Insulators Ltd.	115,268	1,939,934
NH Foods Ltd.	36,076	1,402,359
Nidec Corp.	200,420	23,046,329
Nihon M&A Center, Inc.	136,000	3,522,450
Nintendo Co. Ltd.	50,182	29,038,961
Nippon Building Fund, Inc.	659	4,105,932
Nippon Express Co. Ltd.	34,470	2,628,496
Nippon Paint Holdings Co. Ltd.	327,480	4,430,183
Nippon Prologis REIT, Inc.	926	2,944,787
Nippon Sanso Holdings Corp.	67,193	1,379,341
Nippon Shinyaku Co. Ltd.	22,000	1,750,266
Nippon Steel Corp.	383,356	6,481,852
Nippon Telegraph & Telephone Corp.	573,332	14,989,869
Nippon Yusen KK	72,422	3,675,278
Nissan Chemical Corp.	55,311	2,703,604

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nissan Motor Co. Ltd.(a)	1,035,715	$5,159,604
Nisshin Seifun Group, Inc.	86,973	1,275,075
Nissin Foods Holdings Co. Ltd.	28,541	2,055,151
Nitori Holdings Co. Ltd.	35,923	6,343,895
Nitto Denko Corp.	71,126	5,296,781
Nomura Holdings, Inc.	1,397,318	7,111,629
Nomura Real Estate Holdings, Inc.	51,458	1,303,371
Nomura Real Estate Master Fund, Inc.	1,879	3,007,216
Nomura Research Institute Ltd.	157,963	5,216,981
NSK Ltd.	172,985	1,463,181
NTT Data Corp.	282,617	4,411,879
Obayashi Corp.	291,034	2,320,344
Obic Co. Ltd.	31,194	5,801,433
Odakyu Electric Railway Co. Ltd.	131,585	3,328,275
Oji Holdings Corp.	388,226	2,231,029
Olympus Corp.	520,012	10,343,518
Omron Corp.	82,628	6,542,224
Ono Pharmaceutical Co. Ltd.	165,731	3,695,831
Oracle Corp. Japan	17,635	1,347,468
Oriental Land Co. Ltd.	89,204	12,708,500
ORIX Corp.	587,300	9,926,308
Orix JREIT, Inc.	1,183	2,271,022
Osaka Gas Co. Ltd.	167,208	3,119,914
Otsuka Corp.	51,082	2,677,731
Otsuka Holdings Co. Ltd.	173,655	7,210,505
Pan Pacific International Holdings Corp.	182,336	3,791,672
Panasonic Corp.	984,357	11,334,392
PeptiDream, Inc.(a)	41,200	2,013,475
Persol Holdings Co. Ltd.	77,275	1,525,910
Pigeon Corp.	51,900	1,463,785
Pola Orbis Holdings, Inc.	40,823	1,076,416
Rakuten Group, Inc.	385,100	4,348,221
Recruit Holdings Co. Ltd.	608,194	29,825,081
Renesas Electronics Corp.(a)	561,708	6,062,150
Resona Holdings, Inc.	945,899	3,647,057
Ricoh Co. Ltd.	300,981	3,387,852
Rinnai Corp.	15,835	1,507,208
Rohm Co. Ltd.	39,300	3,616,688
Ryohin Keikaku Co. Ltd.	113,260	2,375,974
Santen Pharmaceutical Co. Ltd.	162,349	2,240,682
SBI Holdings, Inc.	108,497	2,562,773
SCSK Corp.	23,500	1,400,217
Secom Co. Ltd.	93,357	7,115,720
Seiko Epson Corp.	123,803	2,176,211
Sekisui Chemical Co. Ltd.	170,878	2,925,774
Sekisui House Ltd.	274,599	5,638,825
Seven & i Holdings Co. Ltd.	335,759	16,083,130
SG Holdings Co. Ltd.	140,804	3,697,403
Sharp Corp.	92,269	1,522,229
Shimadzu Corp.	106,163	4,102,220
Shimano, Inc.	32,970	7,844,352
Shimizu Corp.	246,006	1,890,551
Shin-Etsu Chemical Co. Ltd.	158,726	26,548,612
Shionogi & Co. Ltd.	118,221	6,161,203
Shiseido Co. Ltd.	178,378	13,156,941
Shizuoka Bank Ltd.	200,101	1,552,820
SMC Corp.	25,541	15,109,917
Softbank Corp.	1,279,400	16,728,135
SoftBank Group Corp.	562,100	39,201,871
Sohgo Security Services Co. Ltd.	31,147	1,419,080
Sompo Holdings, Inc.	149,942	5,553,586
Sony Group Corp.	565,268	54,812,464

Security	Shares	Value

Japan (continued)
Square Enix Holdings Co. Ltd.	41,400	$2,044,533
Stanley Electric Co. Ltd.	59,034	1,705,566
Subaru Corp.	274,646	5,443,343
SUMCO Corp.	124,015	3,037,878
Sumitomo Chemical Co. Ltd.	669,960	3,560,746
Sumitomo Corp.	528,340	7,084,212
Sumitomo Dainippon Pharma Co. Ltd.	78,693	1,650,522
Sumitomo Electric Industries Ltd.	337,880	4,990,458
Sumitomo Metal Mining Co. Ltd.	110,815	4,309,677
Sumitomo Mitsui Financial Group, Inc.	585,127	20,170,477
Sumitomo Mitsui Trust Holdings, Inc.	150,026	4,785,861
Sumitomo Realty & Development Co. Ltd.	138,949	4,969,479
Suntory Beverage & Food Ltd.	62,440	2,353,508
Suzuki Motor Corp.	163,819	6,942,581
Sysmex Corp.	75,522	8,959,532
T&D Holdings, Inc.	236,806	3,073,003
Taisei Corp.	85,010	2,790,061
Taisho Pharmaceutical Holdings Co. Ltd.	15,100	808,338
Takeda Pharmaceutical Co. Ltd.	706,608	23,714,152
TDK Corp.	57,558	6,967,660
Terumo Corp.	288,206	11,673,058
THK Co. Ltd.	54,758	1,634,123
TIS, Inc.	98,500	2,513,846
Tobu Railway Co. Ltd.	82,898	2,145,739
Toho Co. Ltd.	50,182	2,069,100
Toho Gas Co. Ltd.	33,723	1,655,598
Tohoku Electric Power Co., Inc.	189,390	1,484,895
Tokio Marine Holdings, Inc.	281,487	12,965,357
Tokyo Century Corp.	19,212	1,032,913
Tokyo Electric Power Co. Holdings, Inc.(a)	684,312	2,037,726
Tokyo Electron Ltd.	66,993	28,966,712
Tokyo Gas Co. Ltd.	166,855	3,147,165
Tokyu Corp.	220,065	2,995,097
Toppan Inc.	118,500	1,905,698
Toray Industries, Inc.	614,814	4,098,328
Toshiba Corp.	183,670	7,934,730
Tosoh Corp.	116,374	2,006,615
TOTO Ltd.	62,687	3,248,020
Toyo Suisan Kaisha Ltd.	40,323	1,554,151
Toyota Industries Corp.	65,400	5,655,473
Toyota Motor Corp.	950,709	83,105,310
Toyota Tsusho Corp.	93,881	4,455,944
Trend Micro, Inc.	58,934	3,085,990
Tsuruha Holdings, Inc.	17,735	2,064,090
Unicharm Corp.	179,402	7,226,358
United Urban Investment Corp.	1,342	1,938,242
USS Co. Ltd.	98,863	1,728,164
Welcia Holdings Co. Ltd.	41,400	1,353,722
West Japan Railway Co.	73,140	4,179,590
Yakult Honsha Co. Ltd.	56,782	3,215,130
Yamada Holdings Co. Ltd.	321,092	1,484,768
Yamaha Corp.	60,364	3,277,006
Yamaha Motor Co. Ltd.	123,627	3,357,977
Yamato Holdings Co. Ltd.	131,162	3,726,837
Yaskawa Electric Corp.	107,145	5,232,458
Yokogawa Electric Corp.	103,263	1,544,345
Z Holdings Corp.	1,184,127	5,925,915
ZOZO, Inc.	55,851	1,893,668

		1,759,043,764

Jordan — 0.0%
Hikma Pharmaceuticals PLC	76,932	2,603,523

F U N D S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Luxembourg — 0.3%
ArcelorMittal SA	321,317	$9,892,406
Aroundtown SA	449,651	3,508,279
Eurofins Scientific SE(a)	59,091	6,758,750
Tenaris SA	208,386	2,279,800

		22,439,235

Macau(a) — 0.1%
Sands China Ltd.	1,102,060	4,638,745
Wynn Macau Ltd.	715,275	1,125,054

		5,763,799

Malta — 0.0%
BGP Holdings Ltd.(a)(e)	966,939	11

Netherlands — 5.5%
ABN AMRO Bank NV(a)(c)	190,008	2,302,395
Adyen NV(a)(c)	8,842	21,683,497
Aegon NV	792,676	3,296,828
Akzo Nobel NV	85,519	10,589,032
Argenx SE(a)(d)	20,550	6,200,250
ASM International NV	21,049	6,942,529
ASML Holding NV	188,040	129,807,637
EXOR NV	48,696	3,908,019
Heineken Holding NV	51,490	5,195,793
Heineken NV	115,536	14,025,998
ING Groep NV	1,737,426	23,063,202
JDE Peet’s NV(a)	32,918	1,194,812
Just Eat Takeaway.com NV(a)(c)	80,378	7,433,645
Koninklijke Ahold Delhaize NV	490,478	14,606,214
Koninklijke DSM NV	76,792	14,354,965
Koninklijke KPN NV	1,594,011	4,985,513
Koninklijke Philips NV	405,801	20,141,592
Koninklijke Vopak NV	31,271	1,421,512
NN Group NV	132,401	6,254,534
Prosus NV	217,096	21,268,368
QIAGEN NV(a)	103,020	4,979,829
Randstad NV	52,691	4,039,304
Royal Dutch Shell PLC, A Shares	1,838,380	36,855,597
Royal Dutch Shell PLC, B Shares	1,661,296	32,250,380
Stellantis NV	912,266	17,947,361
Wolters Kluwer NV	119,370	11,998,333

		426,747,139

New Zealand — 0.3%
a2 Milk Co. Ltd.(a)	328,145	1,476,510
Auckland International Airport Ltd.(a)	561,689	2,853,570
Fisher & Paykel Healthcare Corp. Ltd.	260,808	5,673,723
Mercury NZ Ltd.	301,035	1,402,942
Meridian Energy Ltd.	575,367	2,145,240
Ryman Healthcare Ltd.	191,171	1,754,308
Spark New Zealand Ltd.	816,626	2,741,163
Xero Ltd.(a)	59,191	6,088,368

		24,135,824

Norway — 0.6%
Adevinta ASA(a)	122,811	2,355,878
DNB ASA	416,343	9,073,866
Equinor ASA	438,522	9,282,854
Gjensidige Forsikring ASA	90,217	1,989,149
Mowi ASA	196,508	5,002,998
Norsk Hydro ASA	599,245	3,825,817
Orkla ASA	333,126	3,394,935
Schibsted ASA, Class A	33,079	1,595,769
Schibsted ASA, B Shares	44,624	1,858,523

Security	Shares	Value

Norway (continued)
Telenor ASA	312,101	$5,263,597
Yara International ASA	76,990	4,056,938

		47,700,324

Poland — 0.0%
InPost SA(a)	89,650	1,799,276

Portugal — 0.1%
Banco Espirito Santo SA, Registered Shares(e)	47,542	1
EDP - Energias de Portugal SA	1,250,881	6,630,048
Galp Energia SGPS SA	227,665	2,475,324
Jeronimo Martins SGPS SA	110,710	2,019,000

		11,124,373

Singapore — 1.0%
Ascendas Real Estate Investment Trust	1,450,675	3,187,885
CapitaLand Integrated Commercial Trust	2,034,339	3,167,300
CapitaLand Ltd.	1,188,330	3,282,440
City Developments Ltd.	199,178	1,081,652
DBS Group Holdings Ltd.	808,209	17,980,468
Genting Singapore Ltd.	2,666,025	1,660,588
Keppel Corp. Ltd.	662,342	2,700,903
Mapletree Commercial Trust	948,000	1,524,896
Mapletree Logistics Trust(d)	1,328,345	2,030,672
Oversea-Chinese Banking Corp. Ltd.	1,504,787	13,410,268
Sea Ltd., ADR(a)	6,176	1,695,930
Singapore Airlines Ltd.(a)	603,199	2,175,213
Singapore Exchange Ltd.	329,026	2,740,415
Singapore Technologies Engineering Ltd.	692,179	1,997,229
Singapore Telecommunications Ltd.	3,701,346	6,314,922
United Overseas Bank Ltd.	525,005	10,110,229
UOL Group Ltd.	204,699	1,113,218
Venture Corp. Ltd.(d)	126,327	1,807,227

		77,981,455

Spain — 2.5%
ACS Actividades de Construccion y Servicios SA	111,816	2,997,612
Aena SME SA(a)(c)	33,619	5,516,242
Amadeus IT Group SA(a)	202,056	14,244,262
Banco Bilbao Vizcaya Argentaria SA	2,988,879	18,539,961
Banco Santander SA	7,772,940	29,731,919
CaixaBank SA	1,980,116	6,096,194
Cellnex Telecom SA(c)	228,394	14,567,253
EDP Renovaveis SA	129,171	2,992,835
Enagas SA	102,462	2,368,198
Endesa SA	143,644	3,487,070
Ferrovial SA	218,724	6,427,949
Grifols SA	133,985	3,633,254
Iberdrola SA	2,589,244	31,574,938
Industria de Diseno Textil SA	488,963	17,263,723
Naturgy Energy Group SA	129,670	3,337,248
Red Electrica Corp. SA	180,542	3,351,976
Repsol SA	666,560	8,373,717
Siemens Gamesa Renewable Energy SA(a)	106,251	3,552,360
Telefonica SA	2,374,178	11,081,417

		189,138,128

Sweden — 3.5%
Alfa Laval AB	141,696	5,008,278
Assa Abloy AB, Class B	449,892	13,563,303
Atlas Copco AB, A Shares	301,007	18,484,350
Atlas Copco AB, B Shares	174,916	9,212,200
Boliden AB	122,507	4,714,006
Electrolux AB, Series B	99,721	2,763,461

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Embracer Group AB(a)	114,956	$3,108,222
Epiroc AB, Class A	293,537	6,681,973
Epiroc AB, Class B	173,804	3,412,226
EQT AB	106,083	3,853,546
Essity AB, Class B	272,794	9,048,619
Evolution AB(c)	76,140	12,043,979
Fastighets AB Balder, B Shares(a)	47,139	2,955,036
H & M Hennes & Mauritz AB, B Shares(a)	327,373	7,774,918
Hexagon AB, B Shares	885,444	13,119,068
Husqvarna AB, B Shares	186,333	2,476,408
ICA Gruppen AB	45,083	2,098,195
Industrivarden AB, A Shares	46,915	1,824,669
Industrivarden AB, C Shares	71,851	2,630,182
Investment AB Latour, B Shares	65,831	2,161,376
Investor AB, B Shares	816,683	18,824,863
Kinnevik AB, Class B	107,822	4,317,613
L E Lundbergforetagen AB, B Shares	34,436	2,222,521
Lundin Energy AB	89,716	3,180,655
Nibe Industrier AB, B Shares	638,935	6,732,709
Sandvik AB	506,703	12,956,215
Securitas AB, B Shares	139,843	2,209,088
Sinch AB(a)(c)	204,030	3,433,255
Skandinaviska Enskilda Banken AB, Class A	728,104	9,411,545
Skanska AB, B Shares	149,566	3,970,849
SKF AB, B Shares	170,545	4,346,880
Svenska Cellulosa AB SCA, Class B	270,647	4,439,200
Svenska Handelsbanken AB, A Shares	691,075	7,800,816
Swedbank AB, A Shares	402,483	7,492,996
Swedish Match AB	729,128	6,218,093
Tele2 AB, B Shares	223,851	3,051,970
Telefonaktiebolaget LM Ericsson, B Shares	1,300,081	16,347,093
Telia Co. AB	1,191,565	5,292,288
Volvo AB, A Shares	89,760	2,227,827
Volvo AB, B Shares	640,826	15,443,538

		266,854,029

Switzerland — 10.1%
ABB Ltd., Registered Shares	777,498	26,415,222
Adecco Group AG, Registered Shares	69,435	4,724,478
Alcon, Inc.	223,990	15,710,099
Baloise Holding AG, Registered Shares	20,754	3,240,478
Banque Cantonale Vaudoise, Registered Shares	13,540	1,216,682
Barry Callebaut AG, Registered Shares	1,589	3,692,955
Chocoladefabriken Lindt & Spruengli AG	465	4,626,128
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	49	5,131,694
Cie Financiere Richemont SA, Class A, Registered Shares	233,986	28,365,788
Clariant AG, Registered Shares	96,715	1,925,815
Coca-Cola HBC AG	91,244	3,302,726
Credit Suisse Group AG, Registered Shares	1,091,787	11,428,745
EMS-Chemie Holding AG, Registered Shares	3,666	3,603,336
Geberit AG, Registered Shares	16,528	12,415,353
Givaudan SA, Registered Shares	4,113	19,146,884
Glencore PLC	4,479,466	19,226,268
Holcim Ltd., Registered Shares	234,882	14,118,305
Julius Baer Group Ltd.	99,615	6,506,173
Kuehne + Nagel International AG, Registered Shares	24,310	8,320,322
Logitech International SA, Registered Shares	77,595	9,423,321
Lonza Group AG, Registered Shares	33,381	23,665,676
Nestle SA, Registered Shares	1,291,408	160,970,206
Novartis AG, Registered Shares	995,274	90,795,402

Security	Shares	Value

Switzerland (continued)
Partners Group Holding AG	10,173	$15,421,725
Roche Holding AG	329,231	124,493,938
Schindler Holding AG	18,413	5,635,031
Schindler Holding AG, Registered Shares	8,934	2,614,231
SGS SA, Registered Shares	2,723	8,407,167
Sika AG, Registered Shares	63,152	20,690,974
Sonova Holding AG, Registered Shares	24,700	9,303,370
STMicroelectronics NV	306,119	11,132,496
Straumann Holding AG, Registered Shares	4,606	7,346,771
Swatch Group AG	12,856	4,414,938
Swatch Group AG, Registered Shares	23,044	1,521,609
Swiss Life Holding AG, Registered Shares	14,350	6,980,606
Swiss Prime Site AG, Registered Shares	33,828	3,357,324
Swiss Re AG	135,202	12,211,797
Swisscom AG, Registered Shares	11,543	6,595,534
Temenos AG, Registered Shares	29,961	4,816,965
UBS Group AG, Registered Shares	1,643,330	25,171,255
Vifor Pharma AG	21,852	2,831,317
Zurich Insurance Group AG	67,444	27,089,900

		778,009,004

United Arab Emirates — 0.0%
NMC Health PLC(a)(e)	45,379	1

United Kingdom — 12.6%
3i Group PLC	438,195	7,111,408
Admiral Group PLC	85,483	3,719,548
Anglo American PLC	580,467	23,099,184
Ashtead Group PLC	201,182	14,953,512
Associated British Foods PLC	158,992	4,880,552
AstraZeneca PLC	588,417	70,694,846
Auto Trader Group PLC(a)(c)	437,391	3,830,671
AVEVA Group PLC	51,062	2,620,806
Aviva PLC	1,755,082	9,852,950
BAE Systems PLC	1,450,938	10,484,503
Barclays PLC	7,781,982	18,467,246
Barratt Developments PLC	456,131	4,391,941
Berkeley Group Holdings PLC	55,106	3,503,898
BP PLC	9,120,638	39,997,556
British American Tobacco PLC	976,975	37,931,592
British Land Co. PLC	390,182	2,669,080
BT Group PLC(a)	4,002,741	10,756,758
Bunzl PLC	150,430	4,976,411
Burberry Group PLC(a)	180,719	5,168,416
CK Hutchison Holdings Ltd.	1,219,617	9,494,479
CNH Industrial NV	460,932	7,645,789
Coca-Cola European Partners PLC	91,549	5,430,687
Compass Group PLC(a)	799,625	16,846,428
Croda International PLC	62,217	6,345,768
DCC PLC	43,978	3,602,444
Diageo PLC	1,048,775	50,266,195
Direct Line Insurance Group PLC	603,471	2,380,216
Evraz PLC	231,021	1,895,347
Ferguson PLC	100,300	13,954,455
GlaxoSmithKline PLC	2,255,154	44,334,260
Halma PLC	169,200	6,303,585
Hargreaves Lansdown PLC	159,460	3,508,821
HSBC Holdings PLC	9,130,301	52,695,579
Imperial Brands PLC	424,227	9,147,491
Informa PLC(a)	670,099	4,657,023
InterContinental Hotels Group PLC(a)	81,876	5,457,082
Intertek Group PLC	73,114	5,595,733
J Sainsbury PLC	790,676	2,976,004

F U N D S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
JD Sports Fashion PLC	231,428	$2,945,071
Johnson Matthey PLC	86,421	3,679,480
Kingfisher PLC	951,745	4,803,547
Land Securities Group PLC	319,885	2,985,378
Legal & General Group PLC	2,663,810	9,503,368
Lloyds Banking Group PLC	31,762,628	20,545,845
London Stock Exchange Group PLC	145,542	16,083,906
M&G PLC	1,158,026	3,668,513
Melrose Industries PLC	2,169,484	4,669,860
Mondi PLC	216,553	5,701,466
National Grid PLC	1,590,916	20,235,927
Natwest Group PLC	2,174,106	6,118,536
Next PLC(a)	59,218	6,444,917
Ocado Group PLC(a)	216,843	6,008,261
Pearson PLC	335,052	3,858,430
Persimmon PLC	142,751	5,847,594
Phoenix Group Holdings PLC	268,744	2,515,718
Prudential PLC	1,169,716	22,254,745
Reckitt Benckiser Group PLC	319,499	28,227,785
RELX PLC	866,198	22,968,710
Rentokil Initial PLC	826,642	5,661,822
Rio Tinto PLC	503,064	41,546,774
Rolls-Royce Holdings PLC(a)	3,746,927	5,129,603
Sage Group PLC	493,576	4,675,267
Schroders PLC	56,035	2,725,193
Segro PLC	536,688	8,124,533
Severn Trent PLC	106,186	3,675,916
Smith & Nephew PLC	393,685	8,537,935
Smiths Group PLC	176,969	3,897,535
Spirax-Sarco Engineering PLC	33,477	6,305,287
SSE PLC	470,349	9,768,568
St James’s Place PLC	243,097	4,970,533
Standard Chartered PLC	1,205,239	7,691,597
Standard Life Aberdeen PLC	982,633	3,686,353
Taylor Wimpey PLC	1,620,844	3,567,052
Tesco PLC	3,449,317	10,655,561
Unilever PLC	1,178,558	68,867,319
United Utilities Group PLC	304,454	4,109,278
Vodafone Group PLC	12,028,477	20,160,069
Whitbread PLC(a)	90,735	3,922,285
WM Morrison Supermarkets PLC	1,067,293	3,642,245
WPP PLC	552,079	7,462,925

		969,498,971

Total Common Stocks — 98.1% (Cost: $5,172,093,735)		7,550,153,811

Preferred Securities

Preferred Stocks — 0.6%

Germany — 0.6%
Bayerische Motoren Werke AG, Preference Shares	25,711	2,312,939

Security	Shares	Value

Germany (continued)
Fuchs Petrolub SE, Preference Shares	31,820	$1,548,500
Henkel AG & Co. KGaA, Preference Shares	79,700	8,417,430
Porsche Automobil Holding SE, Preference Shares	68,980	7,405,054
Sartorius AG, Preference Shares	11,748	6,114,927
Volkswagen AG, Preference Shares	83,188	20,857,848

		46,656,698

Total Preferred Securities — 0.6% (Cost: $28,417,135)		46,656,698

Rights

Spain — 0.0%
ACS Actividades de Construccion y Servicios SA, (Expires: 07/09/21)(a)	111,816	156,451

Total Rights — 0.0% (Cost: $169,250)		156,451

Total Long-Term Investments — 98.7% (Cost: $5,200,680,120)		7,596,966,960

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(f)(g)(h)	28,829,276	28,846,573
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(f)(g)	4,283,367	4,283,367

Total Short-Term Securities — 0.4% (Cost: $33,119,449)		33,129,940

Total Investments — 99.1% (Cost: $5,233,799,569)		7,630,096,900

Other Assets Less Liabilities — 0.9%		68,978,997

Net Assets — 100.0%		$7,699,075,897

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares MSCI EAFE International Index Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$30,455,641	$—	$(1,608,882	)(a)	$2,870	$(3,056)	$28,846,573	28,829,276	$106,964	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	28,526,482	—	(24,243,115	)(a)	—	—	4,283,367	4,283,367	1,290		—

					$2,870	$(3,056)	$33,129,940		$108,254		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Nikkei 225 Index	173	09/09/21	$22,377	$(192,032)
SPI 200 Index	96	09/16/21	13,001	(90,936)
Euro Stoxx 50 Index	735	09/17/21	35,345	(598,457)
FTSE 100 Index	209	09/17/21	20,181	(305,560)

				$(1,186,985)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,186,985	$—	$—	$—	$1,186,985

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$6,331,054	$—	$—	$—	$6,331,054

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,088,971)	$—	$—	$—	$(2,088,971)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$110,886,105

F U N D S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2021	iShares MSCI EAFE International Index Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$2,675,583	$558,159,198	$—	$560,834,781
Austria	—	14,775,188	—	14,775,188
Belgium	1,328,826	64,410,192	—	65,739,018
Chile	—	3,558,290	—	3,558,290
China	4,018,421	7,390,570	—	11,408,991
Denmark	4,201,013	192,109,251	—	196,310,264
Finland	—	96,564,540	—	96,564,540
France	—	848,527,133	—	848,527,133
Germany	—	662,093,326	—	662,093,326
Hong Kong	2,707,668	220,247,201	—	222,954,869
Ireland	—	76,360,341	—	76,360,341
Isle of Man	—	6,299,187	—	6,299,187
Israel	20,234,459	25,258,200	—	45,492,659
Italy	—	156,396,368	—	156,396,368
Japan	3,135,414	1,755,908,350	—	1,759,043,764
Jordan	—	2,603,523	—	2,603,523
Luxembourg	—	22,439,235	—	22,439,235
Macau	—	5,763,799	—	5,763,799
Malta	—	—	11	11
Netherlands	—	426,747,139	—	426,747,139
New Zealand	—	24,135,824	—	24,135,824
Norway	1,858,523	45,841,801	—	47,700,324
Poland	1,799,276	—	—	1,799,276
Portugal	8,649,048	2,475,324	1	11,124,373
Singapore	1,695,930	76,285,525	—	77,981,455
Spain	2,992,835	186,145,293	—	189,138,128
Sweden	15,217,263	251,636,766	—	266,854,029
Switzerland	9,757,822	768,251,182	—	778,009,004
United Arab Emirates	—	—	1	1
United Kingdom	9,072,932	960,426,039	—	969,498,971
Preferred Securities
Preferred Stocks	—	46,656,698	—	46,656,698

Rights	156,451	—	—	156,451
Short-Term Securities
Money Market Funds	33,129,940	—	—	33,129,940

	$122,631,404	$7,507,465,483	$13	$7,630,096,900

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,186,985)	$—	$—	$(1,186,985)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

June 30, 2021

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$331,981,527	$80,875,642	$7,596,966,960	$—
Investments, at value — Master Small Cap Index Series	—	—	—	3,355,158,806
Investments, at value — affiliated(c)	3,323,885	2,917,831	33,129,940	—
Cash pledged for futures contracts	—	—	6,741,086	—
Foreign currency, at value(d)	—	—	70,538,455	—
Receivables:
Securities lending income — affiliated	—	39	34,614	—
Capital shares sold	118,424	79,931	12,279,005	7,854,821
Dividends — unaffiliated	—	—	23,413,113	—
Dividends — affiliated	—	—	40	—
Interest — unaffiliated	3,748,089	105,860	—	—
From the Manager	—	12,024	—	—
Variation margin on futures contracts	—	—	6,913	—
Prepaid expenses	31,907	33,714	15,186	69,563

Total assets	339,203,832	84,025,041	7,743,125,312	3,363,083,190

LIABILITIES
Collateral on securities loaned, at value	—	—	28,867,849	—
Payables:
Investments purchased	—	1,252,444	—	—
Administration fees	—	—	262,257	109,700
Capital shares redeemed	143,716	149,813	13,765,810	6,511,757
Contributions to the Master Portfolio	—	—	—	1,343,064
Income dividend distributions	6,817	6,638	—	—
Investment advisory fees	27,766	—	64,090	—
Directors’ and Officer’s fees	3,444	3,098	34,449	304
Other accrued expenses	118,220	75,552	368,727	248,901
Professional fees	75,910	—	61,733	—
Service fees	68,138	241	112,559	131,231
Variation margin on futures contracts	—	—	511,941	—

Total liabilities	444,011	1,487,786	44,049,415	8,344,957

NET ASSETS	$338,759,821	$82,537,255	$7,699,075,897	$3,354,738,233

NET ASSETS CONSIST OF
Paid-in capital	$310,854,397	$80,795,432	$6,375,467,261	$2,161,158,853
Accumulated earnings	27,905,424	1,741,823	1,323,608,636	1,193,579,380

NET ASSETS	$338,759,821	$82,537,255	$7,699,075,897	$3,354,738,233

(a) Investments, at cost — unaffiliated	$304,551,420	$79,029,303	$5,200,680,120	$—
(b) Securities loaned, at value	$—	$—	$27,016,374	$—
(c) Investments, at cost — affiliated	$3,323,885	$2,917,831	$33,119,449	$—
(d) Foreign currency, at cost	$—	$—	$71,924,827	$—

F U N D F I N A N C I A L S T A T E M E N T S	35

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2021

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$8,619,611	$16,445,977	$1,056,854,654	$504,781,355

Shares outstanding	701,422	1,582,647	66,109,275	17,767,070

Net asset value	$12.29	$10.39	$15.99	$28.41

Shares authorized	Unlimited	Unlimited	1.208 billion	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor A

Net assets	$24,031,133	$1,209,653	$380,503,956	$249,862,913

Shares outstanding	1,955,332	115,993	23,988,008	8,796,011

Net asset value	$12.29	$10.43	$15.86	$28.41

Shares authorized	Unlimited	Unlimited	208 million	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor P

Net assets	$306,002,065	N/A	$153,817,352	$375,265,526

Shares outstanding	24,898,827	N/A	9,730,803	13,253,143

Net asset value	$12.29	N/A	$15.81	$28.32

Shares authorized	Unlimited	N/A	2 billion	2 billion

Par value	$0.001	N/A	$0.0001	$0.0001

Class K

Net assets	$107,012	$64,881,625	$6,107,899,935	$2,224,828,439

Shares outstanding	8,707	6,220,846	381,623,924	78,054,827

Net asset value	$12.29	$10.43	$16.01	$28.50

Shares authorized	Unlimited	Unlimited	1.208 billion	1.208 billion

Par value	$0.001	$0.001	$0.0001	$0.0001

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended June 30, 2021

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$—	$—	$128,343,844	$—
Dividends — affiliated	160	149	1,290	—
Interest — unaffiliated	4,555,755	1,371,387	—	—
Securities lending income — affiliated — net	—	49	106,964	—
Non-cash dividends — unaffiliated	—	—	7,424,272	—
Foreign withholding tax claims	—	—	175,914	—
Foreign taxes withheld	—	—	(12,098,420)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — unaffiliated	—	—	—	10,494,704
Dividends — affiliated	—	—	—	56,492
Interest - unaffliated	—	—	—	460
Securities lending income — affiliated — net	—	—	—	646,591
Foreign taxes withheld	—	—	—	(46,626)
Expenses	—	—	—	(272,795)
Fees waived	—	—	—	12,375

Total investment income	4,555,915	1,371,585	123,953,864	10,891,201

EXPENSES
Service — class specific	414,753	1,860	649,857	815,068
Investment advisory	169,764	3,405	362,811	—
Transfer agent — class specific	101,470	5,453	—	417,834
Professional	59,664	45,385	58,792	38,526
Registration	38,862	26,580	—	57,192
Printing and postage	10,627	17,584	—	13,856
Directors and Officer	4,567	4,262	38,582	425
Accounting services	4,525	4,502	—	2,503
Custodian	2,075	660	—	—
Administration	—	—	—	631,055
Administration — class specific	—	—	1,483,710	—
Miscellaneous	34,711	7,137	550	9,140

Total expenses	841,018	116,828	2,594,302	1,985,599
Less:
Fees waived and/or reimbursed by the Administrator	—	—	—	(2,705)
Fees waived and/or reimbursed by the Manager	(2,274)	(89,026)	(103,260)	—
Transfer agent fees waived and/or reimbursed — class specific	(7,415)	(5,020)	—	(88,999)

Total expenses after fees waived and/or reimbursed	831,329	22,782	2,491,042	1,893,895

Net investment income	3,724,586	1,348,803	121,462,822	8,997,306

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(29,892)	10,058	(3,034,016)	—
Investments — affiliated	1,592	—	2,870	—
Foreign currency transactions	—	—	(3,297,314)	—
Futures contracts	—	—	6,331,054	—
Net realized gain (loss) allocated from the Master Small Cap Index Series from:
Investments	—	—	—	198,537,483
Investments — affiliated	—	—	—	2,620,746
Futures contracts	—	—	—	2,814,225
Swaps	—	—	—	641,321

	(28,300)	10,058	2,594	204,613,775

F U N D F I N A N C I A L S T A T E M E N T S	37

Statements of Operations (unaudited) (continued)

Six Months Ended June 30, 2021

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$(78,504)	$487,495	$496,953,520	$—
Investments — affiliated	(1,597)	—	(3,056)	—
Foreign currency translations	—	—	(3,377,389)	—
Futures contracts	—	—	(2,088,971)	—
Net change in unrealized appreciation (depreciation) allocated from Master Small Cap Index Series on:
Investments	—	—	—	271,004,667
Investments — affiliated	—	—	—	(412,294)
Futures contracts	—	—	—	(232,156)
Swaps	—	—	—	(132,624)

	(80,101)	487,495	491,484,104	270,227,593

Net realized and unrealized gain (loss)	(108,401)	497,553	491,486,698	474,841,368

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,616,185	$1,846,356	$612,949,520	$483,838,674

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (unaudited)

	iShares Municipal Bond Index Fund		iShares Short-Term TIPS Bond Index Fund

	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,724,586	$7,731,382	$1,348,803	$489,933
Net realized gain (loss)	(28,300)	767,093	10,058	(17,788)
Net change in unrealized appreciation (depreciation)	(80,101)	7,265,897	487,495	1,249,446

Net increase in net assets resulting from operations	3,616,185	15,764,372	1,846,356	1,721,591

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(91,544)	(79,249)	(294,258)	(161,714)
Investor A	(250,468)	(555,959)	(21,971)	(7,803)
Investor P	(3,324,313)	(7,699,970)	—	—
Class K	(1,294)	(2,823)	(1,032,574)	(322,417)

Decrease in net assets resulting from distributions to shareholders	(3,667,619)	(8,338,001)	(1,348,803)	(491,934)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,497,423)	(19,069,783)	22,479,813	40,760,633

NET ASSETS
Total increase (decrease) in net assets	(7,548,857)	(11,643,412)	22,977,366	41,990,290
Beginning of period	346,308,678	357,952,090	59,559,889	17,569,599

End of period	$338,759,821	$346,308,678	$82,537,255	$59,559,889

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (unaudited) (continued)

	iShares MSCI EAFE International Index Fund		iShares Russell 2000 Small-Cap Index Fund

	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$121,462,822	$145,663,273	$8,997,306	$25,488,135
Net realized gain (loss)	2,594	(319,994,595)	204,613,775	(3,821,572)
Net change in unrealized appreciation (depreciation)	491,484,104	250,780,805	270,227,593	449,403,875

Net increase in net assets resulting from operations	612,949,520	76,449,483	483,838,674	471,070,438

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(18,981,824)	—	(4,630,689)
Investor A	(37)	(6,032,650)	(32)	(3,073,130)
Investor P	—	(2,476,048)	—	(3,977,992)
Class K	—	(100,271,486)	—	(26,461,320)

Decrease in net assets resulting from distributions to shareholders	(37)	(127,762,008)	(32)	(38,143,131)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	439,109,402	(1,539,505,451)	116,603,813	17,181,682

NET ASSETS
Total increase (decrease) in net assets	1,052,058,885	(1,590,817,976)	600,442,455	450,108,989
Beginning of period	6,647,017,012	8,237,834,988	2,754,295,778	2,304,186,789

End of period	$7,699,075,897	$6,647,017,012	$3,354,738,233	$2,754,295,778

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund

	Institutional
	Six Months Ended 06/30/21 (unaudited)					Period from
			Year Ended December 31,			11/19/18	(a)
			2020	2019		to 12/31/18

Net asset value, beginning of period	$12.29		$12.02	$11.59		$11.48

Net investment income(b)	0.15		0.30	0.30		0.04
Net realized and unrealized gain (loss)	(0.00	)(c)	0.29	0.56		0.14

Net increase from investment operations	0.15		0.59	0.86		0.18

Distributions(d)
From net investment income		(0.15)	(0.30)	(0.30)			(0.04)
From net realized gain	—		(0.02)	(0.13)			(0.03)

Total distributions		(0.15)	(0.32)	(0.43)			(0.07)

Net asset value, end of period	$12.29		$12.29	$12.02		$11.59

Total Return(e)
Based on net asset value	1.22	%(f)	4.97%	7.52%		1.56	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.25	%(h)	0.23%	0.30	%(i)	0.32	%(h)(j)(k)

Total expenses after fees waived and/or reimbursed	0.25	%(h)	0.22%	0.23	%(i)	0.17	%(h)(j)(k)

Net investment income	2.43	%(h)	2.46%	2.49%		2.74	%(h)

Supplemental Data
Net assets, end of period (000)	$8,620		$6,115	$477		$101

Portfolio turnover rate		4%	8%	24%			3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)					Period from
			Year Ended December 31,			11/19/18	(a)
			2020	2019		to 12/31/18

Investments in underlying funds		—%	—%	0.01%			0.01%

(h)	Annualized.
(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.24% and 0.23%, respectively.

(j)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.69% and 0.21%, respectively.

(k)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.26% and 0.16%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor A
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019		2018	(a)	2017	2016 (b)

Net asset value, beginning of period	$12.29		$12.02	$11.59		$11.81		$11.68	$11.90

Net investment income(c)	0.13		0.27	0.27		0.39		0.31	0.28
Net realized and unrealized gain (loss)	(0.00	)(d)	0.29	0.56		(0.25)		0.13	(0.22)

Net increase from investment operations	0.13		0.56	0.83		0.14		0.44	0.06

Distributions(e)
From net investment income		(0.13)	(0.27)	(0.27)		(0.31)		(0.31)	(0.28)
From net realized gain	—		(0.02)	(0.13)		(0.05)		—	—

Total distributions		(0.13)	(0.29)	(0.40)		(0.36)		(0.31)	(0.28)

Net asset value, end of period	$12.29		$12.29	$12.02		$11.59		$11.81	$11.68

Total Return(f)
Based on net asset value	1.09	%(g)	4.70%	7.24%		1.24%		3.83%	0.48%

Ratios to Average Net Assets(h)
Total expenses	0.53	%(i)	0.50%	0.62	%(j)	0.77	%(k)	0.56%	0.56%

Total expenses after fees waived and/or reimbursed	0.50	%(i)	0.48%	0.50	%(j)	0.41	%(k)	0.37%	0.56%

Net investment income	2.18	%(i)	2.22%	2.25%		3.36%		2.61%	2.35%

Supplemental Data
Net assets, end of period (000)	$24,031		$23,315	$23,805		$25,418		$396,544	$435,948

Portfolio turnover rate		4%	8%	24%		3%		1%	8%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Based on average shares outstanding.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019		2018		2017	2016

Investments in underlying funds		—%	—%	0.01%		0.01%		—%	—%

(i)	Annualized.
(j)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.56% and 0.50%, respectively.

(k)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor P
	Six Months Ended 06/30/21 (unaudited)
			Year Ended December 31,
			2020	2019		2018	(a)	2017	2016 (b)

Net asset value, beginning of period	$12.29		$12.02	$11.59		$11.81		$11.68	$11.90

Net investment income(c)	0.13		0.27	0.27		0.39		0.31	0.28
Net realized and unrealized gain (loss)	(0.00	)(d)	0.29	0.56		(0.25)		0.13	(0.22)

Net increase from investment operations	0.13		0.56	0.83		0.14		0.44	0.06

Distributions(e)
From net investment income		(0.13)	(0.27)	(0.27)		(0.31)		(0.31)	(0.28)
From net realized gain	—		(0.02)	(0.13)		(0.05)		—	—

Total distributions		(0.13)	(0.29)	(0.40)		(0.36)		(0.31)	(0.28)

Net asset value, end of period	$12.29		$12.29	$12.02		$11.59		$11.81	$11.68

Total Return(f)
Based on net asset value	1.09	%(g)	4.69%	7.25%		1.24%		3.83%	0.48%

Ratios to Average Net Assets(h)
Total expenses	0.50	%(i)	0.50%	0.53	%(j)	0.77	%(k)	0.56%	0.56%

Total expenses after fees waived and/or reimbursed	0.50	%(i)	0.49%	0.50	%(j)	0.41	%(k)	0.37%	0.56%

Net investment income	2.19	%(i)	2.21%	2.26%		3.35%		2.61%	2.35%

Supplemental Data
Net assets, end of period (000)	$306,002		$316,772	$333,565		$352,137		$396,544	$435,948

Portfolio turnover rate		4%	8%	24%		3%		1%	8%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Based on average shares outstanding.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)
			Year Ended December 31,
			2020	2019		2018		2017	2016

Investments in underlying funds		—%	—%	0.01%		0.01%		—%	—%

(i)	Annualized.
(j)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.47% and 0.50%, respectively.

(k)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Class K
	Six Months Ended 06/30/21 (unaudited)					Period from
			Year Ended December 31,			11/19/18	(a)
			2020	2019		to 12/31/18

Net asset value, beginning of period	$12.29		$12.02	$11.59		$11.48

Net investment income(b)	0.15		0.30	0.30		0.04
Net realized and unrealized gain (loss)	(0.00	)(c)	0.29	0.56		0.14

Net increase from investment operations	0.15		0.59	0.86		0.18

Distributions(d)
From net investment income		(0.15)	(0.30)	(0.30)			(0.04)
From net realized gain	—		(0.02)	(0.13)			(0.03)

Total distributions		(0.15)	(0.32)	(0.43)			(0.07)

Net asset value, end of period	$12.29		$12.29	$12.02		$11.59

Total Return(e)
Based on net asset value	1.24	%(f)	5.00%	7.57%		1.57	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.23	%(h)	0.24%	0.27	%(i)	0.33	%(h)(j)(k)

Total expenses after fees waived and/or reimbursed	0.20	%(h)	0.20%	0.20	%(i)	0.16	%(h)(j)(k)

Net investment income	2.48	%(h)	2.50%	2.55%		2.74	%(h)

Supplemental Data
Net assets, end of period (000)	$107		$107	$105		$101

Portfolio turnover rate		4%	8%	24%			3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)					Period from
			Year Ended December 31,			11/19/18	(a)
			2020	2019		to 12/31/18

Investments in underlying funds		—%	—%	0.01%			0.01%

(h)	Annualized.
(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.21% and 0.20%, respectively.

(j)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.20%, respectively.

(k)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.15%, respectively.

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund

	Institutional
	Six Months Ended 06/30/21 (unaudited)								Period from
			Year Ended December 31,						02/16/16	(a)
			2020		2019	2018	2017		to 12/31/16

Net asset value, beginning of period	$10.30		$9.98		$9.74	$9.95	$10.05		$10.00

Net investment income(b)	0.18		0.25		0.15	0.22	0.16		0.17
Net realized and unrealized gain (loss)	0.10		0.23		0.30	(0.16)	(0.08)		0.08

Net increase from investment operations	0.28		0.48		0.45	0.06	0.08		0.25

Distributions(c)
From net investment income		(0.19)	(0.16)		(0.21)	(0.26)	(0.18)			(0.19)
From net realized gain	—		(0.00	)(d)	—	(0.01)	—			(0.01)
Return of capital	—		—		—	—	(0.00	)(d)	—

Total distributions		(0.19)	(0.16)		(0.21)	(0.27)	(0.18)			(0.20)

Net asset value, end of period	$10.39		$10.30		$9.98	$9.74	$9.95		$10.05

Total Return(e)
Based on net asset value	2.71	%(f)	4.89%		4.66%	0.56%	0.88%		2.49	%(f)

Ratios to Average Net Assets
Total expenses	0.33	%(g)	0.55%		3.24%	4.96%	5.07%		18.22	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.07%		0.11%	0.09%	0.08%		0.09	%(g)

Net investment income	3.56	%(g)	2.51%		1.47%	2.19%	1.64%		1.91	%(g)

Supplemental Data

Net assets, end of period (000)	$16,446		$16,549		$721	$976	$3,348		$476

Portfolio turnover rate		3%	22%		45%	80%	200%			10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 19.98%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Short-Term TIPS Bond Index Fund (continued)

		Investor A
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,						Period from 02/16/16	(a)
			2020		2019	2018	2017		to 12/31/16

Net asset value, beginning of period	$10.34		$9.97		$9.74	$9.95	$10.04		$10.00

Net investment income(b)	0.15		0.07		0.19	0.20	0.14		0.16
Net realized and unrealized gain (loss)	0.12		0.39		0.23	(0.18)	(0.07)		0.06

Net increase from investment operations	0.27		0.46		0.42	0.02	0.07		0.22

Distributions(c)
From net investment income		(0.18)	(0.09)		(0.19)	(0.22)	(0.16)		(0.17)
From net realized gain	—		(0.00	)(d)	—	(0.01)	—		(0.01)
Return of capital	—		—		—	—	(0.00	)(d)	—

Total distributions		(0.18)	(0.09)		(0.19)	(0.23)	(0.16)		(0.18)

Net asset value, end of period	$10.43		$10.34		$9.97	$9.74	$9.95		$10.04

Total Return(e)
Based on net asset value	2.57	%(f)	4.64%		4.39%	0.22%	0.76%		2.18	%(f)

Ratios to Average Net Assets
Total expenses	0.75	%(g)	1.18%		3.36%	6.40%	6.24%		20.84	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.36%		0.36%	0.36%	0.36%		0.36	%(g)

Net investment income	2.89	%(g)	0.71%		1.94%	2.00%	1.35%		1.81	%(g)

Supplemental Data
Net assets, end of period (000)	$1,210		$1,475		$737	$526	$256		$62

Portfolio turnover rate		3%	22%		45%	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.90%.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Short-Term TIPS Bond Index Fund (continued)

		Class K
	Six Months Ended 06/30/21 (unaudited)								Period from
			Year Ended December 31,						02/16/16	(a)
			2020		2019	2018	2017		to 12/31/16

Net asset value, beginning of period	$10.34		$9.98		$9.76	$9.95	$10.05		$10.00

Net investment income(b)	0.21		0.12		0.25	0.31	0.25		0.19
Net realized and unrealized gain (loss)	0.07		0.36		0.21	(0.25)	(0.16)		0.06

Net increase from investment operations	0.28		0.48		0.46	0.06	0.09		0.25

Distributions(c)
From net investment income		(0.19)	(0.12)		(0.24)	(0.24)	(0.19)		(0.19)
From net realized gain	—		(0.00	)(d)	—	(0.01)	—		(0.01)
Return of capital	—		—		—	—	(0.00	)(d)	—

Total distributions		(0.19)	(0.12)		(0.24)	(0.25)	(0.19)		(0.20)

Net asset value, end of period	$10.43		$10.34		$9.98	$9.76	$9.95		$10.05

Total Return(e)
Based on net asset value	2.71	%(f)	4.87%		4.72%	0.60%	0.89%		2.52	%(f)

Ratios to Average Net Assets
Total expenses	0.33	%(g)	0.71%		2.14%	5.80%	2.82%		20.61	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.06%		0.06%	0.06%	0.06%		0.06	%(g)

Net investment income	4.12	%(g)	1.17%		2.55%	3.13%	2.45%		2.17	%(g)

Supplemental Data
Net assets, end of period (000)	$64,882		$41,536		$16,112	$1,788	$1,138		$904

Portfolio turnover rate		3%	22%		45%	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.68%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI EAFE International Index Fund

		Institutional
	Six Months Ended 06/30/21 (unaudited)
			Year Ended December 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$14.68		$13.86	$11.76	$14.18		$11.60	$11.81

Net investment income(a)	0.25		0.30	0.42	0.42		0.39	0.28
Net realized and unrealized gain (loss)(b)	1.06		0.81	2.14	(2.31)		2.53	(0.16)

Net increase (decrease) from investment operations	1.31		1.11	2.56	(1.89)		2.92	0.12

Distributions(c)
From net investment income	—		(0.29)	(0.46)	(0.53)		(0.34)	(0.33)
Return of capital	—		—	—	(0.00	)(d)	—	—

Total distributions	—		(0.29)	(0.46)	(0.53)		(0.34)	(0.33)

Net asset value, end of period	$15.99		$14.68	$13.86	$11.76		$14.18	$11.60

Total Return(e)
Based on net asset value	8.92	%(f)	8.03%	21.80%	(13.37)%		25.24%	0.99%

Ratios to Average Net Assets
Total expenses	0.09	%(g)	0.09%	0.08%	0.11	%(h)(i)	0.09%	0.15	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.09	%(g)	0.09%	0.08%	0.10	%(h)(i)	0.09%	0.11	%(j)(k)

Net investment income	3.30	%(g)	2.35%	3.23%	3.02	%(i)	2.92%	2.44	%(j)(k)

Supplemental Data
Net assets, end of period (000)	$1,056,855		$1,004,855	$876,551	$753,659		$705,986	$649,763

Portfolio turnover rate		2%	8%	4%	43%		23%	42	%(l)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.09% respectively.

(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(j)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(k)	Includes the Fund’s share of the Master International Index’s allocated fees waived of 0.16%.
(l)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI EAFE International Index Fund (continued)

		Investor A
	Six Months Ended 06/30/21 (unaudited)
			Year Ended December 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$14.58		$13.78	$11.69	$14.09		$11.54	$11.75

Net investment income(a)	0.23		0.27	0.39	0.38		0.34	0.32
Net realized and unrealized gain (loss)(b)	1.05		0.78	2.12	(2.28)		2.52	(0.23)

Net increase (decrease) from investment operations	1.28		1.05	2.51	(1.90)		2.86	0.09

Distributions(c)
From net investment income	(0.00	)(d)	(0.25)	(0.42)	(0.50)		(0.31)	(0.30)
Return of capital	—		—	—	(0.00	)(d)	—	—

Total distributions	—		(0.25)	(0.42)	(0.50)		(0.31)	(0.30)

Net asset value, end of period	$15.86		$14.58	$13.78	$11.69		$14.09	$11.54

Total Return(e)
Based on net asset value	8.78	%(f)	7.68%	21.53%	(13.57)%		24.84%	0.78%

Ratios to Average Net Assets
Total expenses	0.34	%(g)	0.35%	0.35%	0.36	%(h)(i)	0.36%	0.38	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.34	%(g)	0.35%	0.35%	0.36	%(h)(i)	0.35%	0.37	%(j)(k)

Net investment income	3.06	%(g)	2.11%	3.00%	2.74	%(i)	2.60%	2.78	%(j)(k)

Supplemental Data
Net assets, end of period (000)	$380,504		$351,999	$340,750	$305,043		$373,846	$238,053

Portfolio turnover rate		2%	8%	4%	43%		23%	42	%(l)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.36% and 0.35% respectively.

(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(j)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(k)	Includes the Fund’s share of the Master International Index’s allocated fees waived of 0.39%.
(l)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor P
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,		Period from 08/06/18	(a)
			2020	2019	to 12/31/18

Net asset value, beginning of period	$14.53		$13.73	$11.65	$13.87

Net investment income(b)	0.23		0.26	0.39	0.01
Net realized and unrealized gain (loss)(c)	1.05		0.79	2.11	(1.70)

Net increase (decrease) from investment operations	1.28		1.05	2.50	(1.69)

Distributions(d)
From net investment income	—		(0.25)	(0.42)	(0.53)
Return of capital	—		—	—	(0.00	)(e)

Total distributions	—		(0.25)	(0.42)	(0.53)

Net asset value, end of period	$15.81		$14.53	$13.73	$11.65

Total Return(f)
Based on net asset value	8.81	%(g)	7.68%	21.51%	(12.25	)%(g)

Ratios to Average Net Assets
Total expenses	0.34	%(h)	0.37%	0.39%	0.33	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.34	%(h)	0.37%	0.36%	0.32	%(h)(i)(j)

Net investment income	3.03	%(h)	2.08%	2.97%	0.23	%(h)(j)

Supplemental Data
Net assets, end of period (000)	$153,817		$146,759	$149,612	$137,266

Portfolio turnover rate		2%	8%	4%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.33% respectively.

(j)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Class K

	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$14.69		$13.87	$11.76	$14.18		$11.61	$11.82

Net investment income(a)	0.26		0.31	0.43	0.43		0.38	0.38
Net realized and unrealized gain (loss)(b)	1.06		0.80	2.14	(2.31)		2.54	(0.26)

Net increase (decrease) from investment operations	1.32		1.11	2.57	(1.88)		2.92	0.12

Distributions(c)
From net investment income	—		(0.29)	(0.46)	(0.54)		(0.35)	(0.33)
Return of capital	—		—	—	(0.00	)(d)	—	—

Total distributions	—		(0.29)	(0.46)	(0.54)		(0.35)	(0.33)

Net asset value, end of period	$16.01		$14.69	$13.87	$11.76		$14.18	$11.61

Total Return(e)
Based on net asset value	8.99	%(f)	8.07%	21.94%	(13.33)%		25.17%	1.03%

Ratios to Average Net Assets
Total expenses	0.04	%(g)	0.04%	0.03%	0.06	%(h)(i)	0.06%	0.07	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.04	%(g)	0.04%	0.03%	0.05	%(h)(i)	0.06%	0.07	%(j)(k)

Net investment income	3.38	%(g)	2.39%	3.28%	3.12	%(i)	2.80%	3.25	%(j)(k)

Supplemental Data
Net assets, end of period (000)	$6,107,900		$5,143,404	$6,870,922	$6,420,732		$9,509,257	$4,042,470

Portfolio turnover rate		2%	8%	4%	43%		23%	42	%(l)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.05% and 0.04% respectively.

(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(j)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(k)	Includes the Fund’s share of the Master International Index’s allocated fees waived of 0.08%.
(l)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund

	Institutional

	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$24.19		$20.46	$16.87	$19.72		$17.76	$15.32

Net investment income(a)	0.07		0.23	0.27	0.28		0.25	0.23
Net realized and unrealized gain (loss)	4.15		3.84	4.02	(2.40)		2.34	3.03

Net increase (decrease) from investment operations	4.22		4.07	4.29	(2.12)		2.59	3.26

Distributions(b)
From net investment income	—		(0.25)	(0.28)	(0.20)		(0.21)	(0.22)
From net realized gain	—		(0.09)	(0.42)	(0.53)		(0.42)	(0.60)

Total distributions	—		(0.34)	(0.70)	(0.73)		(0.63)	(0.82)

Net asset value, end of period	$28.41		$24.19	$20.46	$16.87		$19.72	$17.76

Total Return(c)
Based on net asset value	17.44	%(d)	19.97%	25.50%	(10.94)%		14.55%	21.33%

Ratios to Average Net Assets(e)(f)
Total expenses	0.13	%(g)	0.16%	0.16%	0.18	%(h)	0.18%	0.19	%(i)

Total expenses after fees waived and/or reimbursed	0.12	%(g)	0.12%	0.12%	0.12	%(h)	0.11%	0.14	%(i)

Net investment income	0.53	%(g)	1.22%	1.38%	1.38%		1.36%	1.44	%(i)

Supplemental Data
Net assets, end of period (000)	$504,781		$331,429	$227,381	$200,990		$167,351	$229,491

Portfolio turnover rate of the Series		23%	27%	20%	28%		30%	39%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.10% respectively.

(i)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor A

	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$24.22		$20.49	$16.89	$19.74		$17.78	$15.34

Net investment income(a)	0.05		0.17	0.22	0.22		0.21	0.18
Net realized and unrealized gain (loss)	4.14		3.85	4.03	(2.40)		2.34	3.03

Net increase (decrease) from investment operations	4.19		4.02	4.25	(2.18)		2.55	3.21

Distributions(b)
From net investment income	(0.00	)(c)	(0.20)	(0.23)	(0.14)		(0.17)	(0.17)
From net realized gain	—		(0.09)	(0.42)	(0.53)		(0.42)	(0.60)

Total distributions	—		(0.29)	(0.65)	(0.67)		(0.59)	(0.77)

Net asset value, end of period	$28.41		$24.22	$20.49	$16.89		$19.74	$17.78

Total Return(d)
Based on net asset value	17.30	%(e)	19.66%	25.20%	(11.19)%		14.35%	21.04%

Ratios to Average Net Assets(f)(g)
Total expenses	0.40	%(h)	0.41%	0.42%	0.43	%(i)	0.45%	0.49	%(j)

Total expenses after fees waived and/or reimbursed	0.37	%(h)	0.37%	0.37%	0.37	%(i)	0.37%	0.41	%(j)

Net investment income	0.39	%(h)	0.93%	1.14%	1.08%		1.13%	1.14	%(j)

Supplemental Data
Net assets, end of period (000)	$249,863		$257,905	$273,413	$254,591		$249,980	$116,722

Portfolio turnover rate of the Series		23%	27%	20%	28%		30%	39%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35% respectively.

(j)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor P
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,		Period from 08/06/18	(a)
			2020	2019	to 12/31/18

Net asset value, beginning of period	$24.14		$20.43	$16.84	$21.76

Net investment income(b)	0.05		0.18	0.22	0.17
Net realized and unrealized gain (loss)	4.13		3.82	4.02	(4.38)

Net increase (decrease) from investment operations	4.18		4.00	4.24	(4.21)

Distributions(c)
From net investment income	—		(0.20)	(0.23)	(0.19)
From net realized gain	—		(0.09)	(0.42)	(0.52)

Total distributions	—		(0.29)	(0.65)	(0.71)

Net asset value, end of period	$28.32		$24.14	$20.43	$16.84

Total Return(d)
Based on net asset value	17.32	%(e)	19.65%	25.25%	(19.49	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.38	%(h)	0.41%	0.40%	0.39	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.37	%(h)	0.37%	0.36%	0.35	%(h)(i)(j)

Net investment income	0.34	%(h)	0.95%	1.14%	2.12	%(h)

Supplemental Data
Net assets, end of period (000)	$375,266		$329,486	$301,163	$265,393

Portfolio turnover rate of the Series		23%	27%	20%	28%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.35% respectively.

(j)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.37% respectively.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Class K

	Six Months Ended 06/30/21		Year Ended December 31,
	(unaudited)		2020	2019	2018		2017	2016

Net asset value, beginning of period	$24.26		$20.52	$16.91	$19.77		$17.79	$15.35

Net investment income(a)	0.09		0.24	0.28	0.30		0.27	0.24
Net realized and unrealized gain (loss)	4.15		3.85	4.04	(2.43)		2.34	3.02

Net increase (decrease) from investment operations	4.24		4.09	4.32	(2.13)		2.61	3.26

Distributions(b)
From net investment income	—		(0.26)	(0.29)	(0.20)		(0.21)	(0.22)
From net realized gain	—		(0.09)	(0.42)	(0.53)		(0.42)	(0.60)

Total distributions	—		(0.35)	(0.71)	(0.73)		(0.63)	(0.82)

Net asset value, end of period	$28.50		$24.26	$20.52	$16.91		$19.77	$17.79

Total Return(c)
Based on net asset value	17.48	%(d)	20.00%	25.62%	(10.93)%		14.69%	21.32%

Ratios to Average Net Assets(e)(f)
Total expenses	0.07	%(g)	0.08%	0.08%	0.11	%(h)	0.14%	0.17%

Total expenses after fees waived and/or reimbursed	0.07	%(g)	0.07%	0.07%	0.07	%(h)	0.07%	0.10	%(i)

Net investment income	0.64	%(g)	1.26%	1.44%	1.44%		1.40%	1.48	%(i)

Supplemental Data
Net assets, end of period (000)	$2,224,828		$1,835,475	$1,502,229	$945,929		$474,830	$60,086

Portfolio turnover rate of the Series		23%	27%	20%	28%		30%	39%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05% respectively.

(i)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	55

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Index Funds, Inc. (the “Corporation”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. BlackRock FundsSM is organized as a Massachusetts business trust. BlackRock Index Funds, Inc. is organized as a Maryland corporation. The following, each of which is a series of one of BlackRock FundsSM or BlackRock Index Funds, Inc., are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock FundsSM	iShares Municipal Bond Index Fund	Municipal Bond Index	Diversified
	iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified
BlackRock Index Funds, Inc.	iShares MSCI EAFE International Index Fund	International Index	Diversified
	iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), and an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. At June 30, 2021, the percentage of the Series owned by Small Cap Index was 72.10%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For Municipal Bond Index, Short-Term TIPS Bond Index and International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when International Index is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, Small Cap Index accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The International Index may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by International Index and Small Cap Index are recorded on the ex-dividend dates. Distributions from net investment income for Municipal Bond Index and Short-Term TIPS Bond Index are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. Small Cap Index’s policy is to value its financial instruments at fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Small Cap Index records its investment in the Series at fair value based on the Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (unaudited) (continued)

benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the International Index securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Net Amount

BofA Securities, Inc.	$ 1,525,873	$ (1,525,873)		$ —

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (unaudited) (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

HSBC Bank PLC	$6,394,023	$(6,394,023)	$ —
J.P. Morgan Securities LLC	2,539,109	(2,539,109)	—
Morgan Stanley & Co. LLC	4,301,040	(4,301,040)	—
SG Americas Securities LLC	1,480,428	(1,480,428)	—
State Street Bank & Trust Company	1,577,322	(1,577,322)	—
UBS AG	8,588,991	(8,588,991)	—
Virtu Americas LLC	609,588	(609,588)	—

	$27,016,374	$(27,016,374)	$ —

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each of the Trust and the Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Municipal Bond Index	Short-Term TIPS Bond Index	International Index

Investment advisory fees	0.10%	0.01%	0.01%

Service Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Municipal Bond Index		Short-Term TIPS Bond Index		International Index		Small Cap Index

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor P	0.25	N/A	N/A	N/A	0.25	N/A	0.25	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor P	Total

Municipal Bond Index	$29,112	$385,641	$ 414,753
Short-Term TIPS Bond Index	1,860	—	1,860
International Index	461,893	187,964	649,857
Small Cap Index	361,353	453,715	815,068

Administration: The Corporation, on behalf of Small Cap Index and International Index, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee. Effective January 1, 2021 for International Index, the Administrator is entitled to receive for these administrative services an annual fee of 0.08% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor P Shares and 0.03% of the average daily net assets of Class K Shares.

For the six months ended June 30, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

International Index	$424,186	$147,839	$60,150	$851,535	$1,483,710

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2021, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$12	$3,004	$721	$7	$ 3,744
Short-Term TIPS Bond Index	15	228	—	302	545
Small Cap Index	2,644	14,047	1,434	2,175	20,300

For the six months ended June 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$2,356	$10,225	$88,866	$23	$ 101,470
Short-Term TIPS Bond Index	59	1,243	—	4,151	5,453
Small Cap Index	128,373	128,419	124,804	36,238	417,834

Other Fees: For the six months ended June 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

Fund Name	Investor P

Municipal Bond Index	$ 7,727
International Index	5,862
Small Cap Index	11,797

For the six months ended June 30, 2021, affiliates received CDSCs as follows:

Fund Name	Investor P

Municipal Bond Index	$ 179

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023 with respect to iShares Municipal Bond Index Fund, Short-Term TIPS Bond Index Fund and International Index Fund. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Municipal Bond Index	$782
Short-Term TIPS Bond Index	689

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (unaudited) (continued)

Fund Name	Fees Waived and/or Reimbursed by the Manager

International Index	$5,886

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023 with respect to iShares Municipal Bond Index Fund, Short-Term TIPS Bond Index Fund and International Index Fund. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor P	Class K

Municipal Bond Index	0.25%	0.50%	0.50%	0.20%
Short-Term TIPS Bond Index	0.11	0.36	—	0.06
Small Cap Index	0.12	0.37	0.37	0.07

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2023 with respect to iShares Municipal Bond Index Fund, Short-Term TIPS Bond Index Fund and Small-Cap Index Fund, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2021, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager	Fees Waived and/or Reimbursed by the Administrator

Municipal Bond Index	$1,492	$—
Short-Term TIPS Bond Index	88,337	—
Small Cap Index	—	2,705

The fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The manager has contractually agreed to reimburse the Fund or provide an offsetting credit for such independent expenses through June 30, 2031. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2021, the amount waived and/or reimbursed was $97,374.

For the six months ended June 30, 2021, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$159	$3,292	$3,947	$17	$ 7,415
Short-Term TIPS Bond Index	—	870	—	4,150	5,020
Small Cap Index	16,462	47,466	23,253	1,818	88,999

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective February 16, 2023 for Short-Term TIPS Bond Index and November 16, 2025 for Municipal Bond Index, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

As of June 30, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	December 31, 2021	December 31, 2022	December 31, 2023

Municipal Bond Index
Fund Level	$117,994	$16,665	$1,492

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Notes to Financial Statements (unaudited) (continued)

	Expiring

Fund Name/Fund Level/Share Class	December 31, 2021	December 31, 2022	December 31, 2023

Institutional	15	37	159
Investor A	20,437	3,359	3,292
Investor P	7,174	2,353	3,947
Class K	38	35	17
Short-Term TIPS Bond Index
Fund Level	$178,375	$202,508	$88,337
Institutional	713	173	—
Investor A	1,410	1,581	870
Class K	3,831	8,574	4,150

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2021, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

Short-Term TIPS Bond Index	$ 21
International Index	27,918

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2021, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

International Index	$179,780,943	$7,088,065	$(273,823)

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Municipal Bond Index	$12,407,370	$ 17,121,928
Short-Term TIPS Bond Index	24,132,843	2,186,431
International Index	643,788,432	121,896,699

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2020, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

Short-Term TIPS Bond Index	$80,825
International Index	938,565,731

As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Municipal Bond Index	$307,877,367	$27,433,514	$(5,470)	$27,428,044
Short-Term TIPS Bond Index	81,985,679	1,886,156	(78,362)	1,807,794
International Index	5,500,701,831	2,623,829,348	(495,621,264)	2,128,208,084

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Short-Term TIPS Bond Index and International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Municipal Bond Index and Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Municipal Bond Index and Short-Term TIPS Bond Indexmay also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (unaudited) (continued)

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Municipal Bond Index
Institutional
Shares sold	266,709	$3,269,854	527,852	$6,373,345
Shares issued in reinvestment of distributions	7,474	91,467	6,176	75,290
Shares redeemed	(70,387)	(865,700)	(76,103)	(912,767)

	203,796	$2,495,621	457,925	$5,535,868

Investor A
Shares sold	145,631	$1,789,870	249,370	$3,026,784
Shares issued in reinvestment of distributions	17,973	219,938	39,734	482,349
Shares redeemed	(105,276)	(1,289,291)	(372,148)	(4,458,279)

	58,328	$720,517	(83,044)	$(949,146)

Investor P
Shares sold	672,316	$8,260,095	1,241,638	$14,991,034
Shares issued in reinvestment of distributions	276,177	3,379,308	631,465	7,663,856
Shares redeemed	(1,824,085)	(22,352,964)	(3,844,076)	(46,311,395)

	(875,592)	$(10,713,561)	(1,970,973)	$(23,656,505)

Class K
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	$—	—	$—

	(613,468)	$(7,497,423)	(1,596,092)	$(19,069,783)

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Short-Term TIPS Bond Index
Institutional
Shares sold	41,456	$431,244	1,538,927	$15,651,855
Shares issued in reinvestment of distributions	28,150	293,314	15,764	160,899
Shares redeemed	(93,882)	(974,507)	(20,028)	(197,981)

	(24,276)	$(249,949)	1,534,663	$15,614,773

Investor A
Shares sold	59,298	$616,464	105,697	$1,079,056
Shares issued in reinvestment of distributions	2,017	21,093	708	7,134
Shares redeemed	(88,060)	(921,035)	(37,518)	(378,343)

	(26,745)	$(283,478)	68,887	$707,847

Class K
Shares sold	2,650,383	$27,674,585	3,597,381	$36,446,814
Shares issued in reinvestment of distributions	97,078	1,015,383	30,909	312,634
Shares redeemed	(544,866)	(5,676,728)	(1,224,848)	(12,321,435)

	2,202,595	$23,013,240	2,403,442	$24,438,013

	2,151,574	$22,479,813	4,006,992	$40,760,633

	Six Months Ended 06/30/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

International Index
Institutional
Shares sold	13,328,556	$207,076,718	36,055,673	$432,943,808
Shares issued in reinvestment of distributions	—	—	1,213,193	17,385,549
Shares redeemed	(15,682,727)	(246,407,230)	(32,041,822)	(387,367,687)

	(2,354,171)	$(39,330,512)	5,227,044	$62,961,670

Investor A
Shares sold	5,325,048	$81,812,156	10,068,833	$124,413,156
Shares issued in reinvestment of distributions	3	37	421,138	5,991,136
Shares redeemed	(5,477,770)	(84,515,245)	(11,084,750)	(139,444,486)

	(152,719)	$(2,703,052)	(594,779)	$(9,040,194)

Investor P
Shares sold	274,073	$4,219,517	539,569	$6,667,907
Shares issued in reinvestment of distributions	—	—	174,418	2,472,469
Shares redeemed	(643,365)	(9,828,434)	(1,511,779)	(18,866,767)

	(369,292)	$(5,608,917)	(797,792)	$(9,726,391)

Class K
Shares sold	69,437,317	$1,071,029,822	86,478,810	$1,086,784,228
Shares issued in reinvestment of distributions	—	—	6,757,548	96,913,800
Shares redeemed	(37,929,573)	(584,277,939)	(238,407,702)	(2,767,398,564)

	31,507,744	$486,751,883	(145,171,344)	$(1,583,700,536)

	28,631,562	$439,109,402	(141,336,871)	$(1,539,505,451)

	Six Months Ended 06/30/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Small Cap Index
Institutional
Shares sold	6,504,323	$181,222,348	7,274,334	$131,368,583
Shares issued in reinvestment of distributions	—	—	196,130	4,588,006
Shares redeemed	(2,437,339)	(67,063,484)	(4,882,192)	(88,356,989)

	4,066,984	$114,158,864	2,588,272	$47,599,600

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/21		Year Ended 12/31/20

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Small Cap Index (continued)
Investor A
Shares sold	2,027,539	$55,654,622	3,519,232	$64,827,304
Shares issued in reinvestment of distributions	1	32	129,265	3,018,237
Shares redeemed	(3,881,259)	(109,095,556)	(6,342,853)	(117,082,253)

	(1,853,719)	$(53,440,902)	(2,694,356)	$(49,236,712)

Investor P
Shares sold	474,912	$12,907,858	922,473	$16,362,434
Shares issued in reinvestment of distributions	—	—	170,625	3,975,291
Shares redeemed	(871,069)	(23,669,816)	(2,186,516)	(40,047,212)

	(396,157)	$(10,761,958)	(1,093,418)	$(19,709,487)

Class K
Shares sold	14,239,719	$389,661,809	28,669,918	$514,018,462
Shares issued in reinvestment of distributions	—	—	1,126,186	26,411,311
Shares redeemed	(11,832,482)	(323,014,000)	(27,354,595)	(501,901,492)

	2,407,237	$66,647,809	2,441,509	$38,528,281

	4,224,345	$116,603,813	1,242,007	$17,181,682

As of June 30, 2021, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Investor A	Class K	Total

Short-Term TIPS Bond Index	5,000	5,000	90,000	100,000

As of June 30, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	8,707	871	871	8,707	19,156
International Index	—	—	14,420	—	14,420
Small Cap Index	—	—	9,191	—	9,191

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

68	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Series Portfolio Information as of June 30, 2021	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

AMC Entertainment Holdings, Inc., Class A	1%
iShares Russell 2000 ETF	1
Intellia Therapeutics, Inc.	1
Arrowhead Pharmaceuticals, Inc.	1
Ovintiv, Inc.	—	(a)
Lattice Semiconductor Corp.	—	(a)
II-VI, Inc.	—	(a)
Crocs, Inc.	—	(a)
Scientific Games Corp., Class A	—	(a)
Denali Therapeutics, Inc.	—	(a)

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	21%
Financials	15
Industrials	14
Information Technology	13
Consumer Discretionary	12
Real Estate	7
Energy	4
Materials	4
Communication Services	4
Consumer Staples	3
Utilities	2
Investment Companies	1
Short-Term Securities	9
Liabilities in Excess of Other Assets	(9)

(a)	Rounds to less than 1% of net assets.
(b)

For Master Small Cap Index Series (the “Series”) compliance purposes, the Series’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S E R I E S P O R T F O L I O I N F O R M A T I O N	69

Schedule of Investments (unaudited) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising Agencies — 0.4%
Advantage Solutions, Inc.(a)	114,518	$1,235,649
Boston Omaha Corp., Class A(a)	27,302	865,747
Cardlytics, Inc.(a)	48,756	6,188,599
Chimera Investment Corp.	343,388	5,171,423
Clear Channel Outdoor Holdings, Inc.(a)	547,175	1,444,542
Emerald Holding, Inc.(a)	39,174	211,148
Entercom Communications Corp.(a)	178,691	770,158
Fluent, Inc.(a)	60,797	178,135
MDC Partners, Inc., Class A(a)	78,425	458,786
National CineMedia, Inc.	97,245	493,032
QuinStreet, Inc.(a)	73,771	1,370,665
Thryv Holdings, Inc.(a)	10,155	363,245
Viad Corp.(a)	31,036	1,547,145

		20,298,274

Aerospace — 0.7%
AAR Corp.(a)	49,540	1,919,675
Aerojet Rocketdyne Holdings, Inc.	114,040	5,506,992
AeroVironment, Inc.(a)	34,922	3,497,438
AerSale Corp.(a)(b)	18,967	236,329
Astronics Corp.(a)	36,144	632,881
Byrna Technologies, Inc.(a)	15,137	343,913
Columbia Property Trust, Inc.	179,953	3,129,383
Ducommun, Inc.(a)	15,716	857,465
Kaman Corp.	42,238	2,128,795
Kratos Defense & Security Solutions, Inc.(a)	190,348	5,423,014
Macerich Co.	298,971	5,456,221
Moog, Inc., Class A	44,564	3,746,050
Triumph Group, Inc.(a)	75,883	1,574,572

		34,452,728

Agriculture, Fishing & Ranching — 0.4%
Andersons, Inc.	47,652	1,454,816
AquaBounty Technologies, Inc.(a)	77,821	417,121
Cadiz, Inc.(a)(b)	33,554	456,334
Calavo Growers, Inc.	25,263	1,602,179
Cal-Maine Foods, Inc.	56,028	2,028,774
Fresh Del Monte Produce, Inc.	54,040	1,776,835
GrowGeneration Corp.(a)(b)	81,705	3,930,010
Limoneira Co.	25,358	445,033
MedAvail Holdings, Inc.(a)(b)	16,244	198,989
Sanderson Farms, Inc.	30,745	5,779,138

		18,089,229

Air Transport — 0.5%
Air Transport Services Group, Inc.	88,211	2,049,142
Allegiant Travel Co.	23,175	4,495,950
Atlas Air Worldwide Holdings, Inc.	45,354	3,089,061
Frontier Group Holdings, Inc.	52,782	899,405
Hawaiian Holdings, Inc.	72,710	1,771,943
Mesa Air Group, Inc.	50,631	472,387
SkyWest, Inc.	74,603	3,213,151
Spirit Airlines, Inc.	154,234	4,694,883
Sun Country Airlines Holdings, Inc.	26,169	968,515

		21,654,437

Alternative Energy — 0.3%
Aemetis, Inc.	33,993	379,702
Alto Ingredients, Inc.(b)	106,079	648,143
Ameresco, Inc., Class A(b)	46,465	2,914,285
Centrus Energy Corp., Class A	13,577	344,584

Security	Shares	Value

Alternative Energy (continued)
Green Brick Partners, Inc.	53,445	$1,215,339
Green Plains, Inc.	51,340	1,726,051
Infrastructure and Energy Alternatives, Inc.	31,250	401,875
REX American Resources Corp.	8,390	756,610
Sunnova Energy International, Inc.(b)	130,410	4,911,240

		13,297,829

Aluminum — 0.2%
Arconic Corp.(a)(b)	167,014	5,949,038
Century Aluminum Co.(a)	85,046	1,096,243
Kaiser Aluminum Corp.	24,030	2,967,465

		10,012,746

Asset Management & Custodian — 1.0%
Artisan Partners Asset Management, Inc., Class A	88,745	4,510,021
Assetmark Financial Holdings, Inc.(a)	25,780	646,047
B. Riley Financial, Inc.	30,730	2,320,115
Brightsphere Investment Group, Inc.	91,917	2,153,615
Cohen & Steers, Inc.	37,045	3,041,024
Cowen, Inc., Class A	39,112	1,605,548
Diamond Hill Investment Group, Inc.	4,531	758,082
Federated Hermes, Inc.	142,200	4,822,002
Focus Financial Partners, Inc., Class A(a)	78,169	3,791,197
GAMCO Investors, Inc., Class A	8,691	218,144
GCM Grosvenor, Inc., Class A	47,142	491,220
Hamilton Lane, Inc., Class A	52,131	4,750,177
Open Lending Corp., Class A(a)	155,441	6,697,953
Oppenheimer Holdings, Inc., Class A	12,887	655,175
PJT Partners, Inc., Class A	35,430	2,528,993
Pzena Investment Management, Inc., Class A	27,206	299,538
Sculptor Capital Management, Inc.	36,904	907,469
StepStone Group, Inc., Class A	55,456	1,907,686
Virtus Investment Partners, Inc.	11,204	3,112,135
WisdomTree Investments, Inc.	213,451	1,323,396

		46,539,537

Auto Parts — 1.3%
Adient PLC(a)	147,065	6,647,338
American Axle & Manufacturing Holdings, Inc.(a)	170,779	1,767,563
Canoo, Inc.(a)(b)	120,869	1,201,438
CarParts.com, Inc.(a)	71,843	1,462,723
Dana, Inc.	217,143	5,159,318
Dorman Products, Inc.(a)	40,733	4,222,790
Fisker, Inc.(a)(b)	240,294	4,632,868
Fox Factory Holding Corp.(a)(b)	64,026	9,966,287
Gentherm, Inc.(a)	49,895	3,545,040
Lordstown Motors Corp., Class A(a)(b)	171,508	1,896,878
Meritor, Inc.(a)	105,280	2,465,658
Standard Motor Products, Inc.	31,903	1,382,995
Stoneridge, Inc.(a)(b)	40,062	1,181,829
Tenneco, Inc., Class A(a)	107,572	2,078,291
Visteon Corp.(a)	41,622	5,033,765
Workhorse Group, Inc.(a)(b)	188,524	3,127,613
XL Fleet Corp.(a)(b)	61,159	509,454
XPEL Inc.(a)	28,102	2,356,915

		58,638,763

Auto Services — 0.2%
Goodyear Tire & Rubber Co.(a)	419,783	7,199,278

Back Office Support, HR & Consulting — 1.4%
ASGN, Inc.(a)	79,111	7,668,229
Atlas Technical Consultants, Inc.(a)	22,742	220,143
Barrett Business Services, Inc.	11,581	840,896

70	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Back Office Support, HR & Consulting (continued)
CBIZ, Inc.(a)(b)	77,919	$2,553,406
Conduent, Inc.(a)	251,223	1,884,173
CRA International, Inc.	11,737	1,004,687
ExlService Holdings, Inc.(a)	50,004	5,313,425
Forrester Research, Inc.(a)	17,200	787,760
GP Strategies Corp.(a)	20,881	328,249
Hackett Group, Inc.	38,500	693,770
Heidrick & Struggles International, Inc.	29,596	1,318,502
HireQuest, Inc.	10,587	195,965
Huron Consulting Group, Inc.(a)	34,108	1,676,408
ICF International, Inc.	29,053	2,552,597
Insperity, Inc.	54,612	4,935,286
Kelly Services, Inc., Class A(a)	49,628	1,189,583
Kforce, Inc.	30,227	1,902,185
Korn Ferry	81,365	5,903,031
Liquidity Services, Inc.(a)	40,114	1,020,901
MAXIMUS, Inc.	92,171	8,108,283
NV5 Global, Inc.(a)	19,326	1,826,500
PAE, Inc.(a)	112,896	1,004,774
Rekor Systems, Inc.(a)	46,305	470,459
Resources Connection, Inc.	47,710	685,116
StarTek, Inc.(a)	27,578	196,631
Sykes Enterprises, Inc.(a)	58,148	3,122,548
Target Hospitality Corp.(a)	49,812	184,803
TriNet Group, Inc.(a)	61,825	4,481,076
TrueBlue, Inc.(a)	53,309	1,498,516
TTEC Holdings, Inc.	27,782	2,864,046

		66,431,948

Banks: Diversified — 7.3%
1st Source Corp.	25,200	1,170,792
Allegiance Bancshares, Inc.	31,564	1,213,320
Altabancorp.	29,174	1,263,526
Ambac Financial Group, Inc.(a)	68,315	1,069,813
Amerant Bancorp, Inc.(a)	35,071	749,818
American National Bankshares, Inc.	17,212	535,121
Ameris Bancorp	102,221	5,175,449
Arrow Financial Corp.	21,859	785,831
Associated Banc-Corp.	231,005	4,730,982
Atlantic Capital Bancshares, Inc.(a)	35,085	893,264
Atlantic Union Bankshares Corp.	119,477	4,327,457
BancFirst Corp.	27,025	1,687,171
Banco Latinoamericano de Comercio Exterior SA, Class E	48,028	738,190
Bancorp, Inc.(a)	77,374	1,780,376
BancorpSouth Bank	152,410	4,317,775
Bank First Corp.	10,024	699,374
Bank of Marin Bancorp	21,243	677,652
Bank of NT Butterfield & Son Ltd.	76,267	2,703,665
Banner Corp.	52,372	2,839,086
Bar Harbor Bankshares	21,850	625,347
Blue Ridge Bankshares, Inc.(b)	17,311	303,289
Boston Private Financial Holdings, Inc.	123,844	1,826,699
Bridgewater Bancshares, Inc.(a)	35,112	567,059
Bryn Mawr Bank Corp.	29,867	1,260,089
Business First Bancshares, Inc.	28,633	657,127
Byline Bancorp, Inc.	37,376	845,819
Cadence BanCorp	182,257	3,805,526
Cambridge Bancorp	10,129	840,606
Camden National Corp.	23,340	1,114,718
Capital Bancorp, Inc.(a)	13,728	280,738

Security	Shares	Value

Banks: Diversified (continued)
Capital City Bank Group, Inc.	21,636	$557,992
Capitol Federal Financial, Inc.	198,169	2,334,431
Capstar Financial Holdings, Inc.	25,571	524,206
Carter Bankshares, Inc.(a)	35,497	444,067
Cathay General Bancorp	117,028	4,606,222
CBTX, Inc.	31,455	859,036
Central Pacific Financial Corp.	36,134	941,652
Century Bancorp, Inc., Class A	4,500	513,000
CIT Group, Inc.	150,220	7,749,850
Citizens & Northern Corp.	21,059	515,946
City Holding Co.	23,672	1,781,081
Civista Bancshares, Inc.	26,232	579,727
CNB Financial Corp.	23,280	531,250
Coastal Financial Corp.(a)	13,132	375,050
Columbia Banking System, Inc.	111,572	4,302,216
Columbia Financial, Inc.(a)(b)	57,941	997,744
Community Bank System, Inc.	80,268	6,072,274
Community Trust Bancorp, Inc.	22,638	914,122
ConnectOne Bancorp, Inc.	54,957	1,438,225
CrossFirst Bankshares, Inc.(a)	70,864	974,380
Customers Bancorp, Inc.(a)	33,772	1,316,770
CVB Financial Corp.	196,554	4,047,047
Eagle Bancorp, Inc.	47,681	2,673,950
Eastern Bankshares, Inc.	259,833	5,344,765
Enterprise Bancorp, Inc.	13,849	453,555
Enterprise Financial Services Corp.	42,379	1,965,962
Equity Bancshares, Inc., Class A(a)	20,806	634,375
Farmers National Banc Corp.	42,743	662,944
FB Financial Corp.	53,420	1,993,634
Fidelity D&D Bancorp, Inc.	6,449	348,891
Financial Institutions, Inc.	26,478	794,340
First Bancorp, Inc.	16,608	489,106
First BanCorp, Puerto Rico	327,353	3,902,048
First Bancorp/Southern Pines NC	43,112	1,763,712
First Bancshares, Inc.	32,134	1,202,776
First Bank/Hamilton	24,595	333,016
First Busey Corp.	77,953	1,922,321
First Choice Bancorp	16,926	515,397
First Commonwealth Financial Corp.	139,403	1,961,400
First Community Bancshares, Inc.	25,204	752,339
First Financial Bancorp	143,414	3,388,873
First Financial Bankshares, Inc.	199,944	9,823,249
First Financial Corp.	20,784	848,403
First Foundation, Inc.	57,517	1,294,708
First Internet Bancorp	14,564	451,193
First Interstate Bancsystem, Inc., Class A	61,426	2,569,450
First Merchants Corp.	83,191	3,466,569
First Mid Bancshares, Inc.	23,111	936,227
First Midwest Bancorp, Inc.	171,475	3,400,349
First of Long Island Corp.	40,270	854,932
Five Star Bancorp(a)	8,460	204,309
Flagstar Bancorp, Inc.	78,762	3,329,270
FS Bancorp, Inc.	6,135	437,241
Fulton Financial Corp.	239,355	3,777,022
German American Bancorp, Inc.	38,518	1,432,870
Glacier Bancorp, Inc.	148,541	8,181,638
Great Western Bancorp, Inc.	80,841	2,650,776
Guaranty Bancshares, Inc.	11,719	399,266
Hancock Whitney Corp.	130,315	5,791,199
Hanmi Financial Corp.	35,695	680,347
HarborOne Bancorp, Inc.	79,912	1,145,938

S E R I E S S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
Hawthorn Bancshares, Inc.	402	$9,211
HBT Financial, Inc.	16,051	279,448
Heartland Financial USA, Inc.	58,764	2,761,320
Heritage Commerce Corp.	96,249	1,071,251
Home BancShares, Inc.	229,414	5,661,938
Hope Bancorp, Inc.	164,675	2,335,092
Horizon Bancorp, Inc.	66,840	1,165,021
Howard Bancorp, Inc.(a)	20,178	325,471
Independent Bank Corp.	78,018	4,313,344
Independent Bank Group, Inc.	57,278	4,237,426
International Bancshares Corp.	81,607	3,504,205
Lakeland Bancorp, Inc.	75,630	1,322,012
Lakeland Financial Corp.	36,651	2,259,168
Live Oak Bancshares, Inc.	47,413	2,797,367
Luther Burbank Corp.	30,326	359,666
Macatawa Bank Corp.	45,179	395,316
Mercantile Bank Corp.	22,520	680,104
Merchants Bancorp	13,452	527,856
Metrocity Bankshares, Inc.	28,203	493,835
Metropolitan Bank Holding Corp.(a)	10,735	646,462
Mid Penn Bancorp, Inc.	11,675	320,479
Midland States Bancorp, Inc.	32,587	856,060
MVB Financial Corp.	14,651	625,012
National Bank Holdings Corp., Class A	42,117	1,589,496
NBT Bancorp, Inc.	65,310	2,349,201
Nicolet Bankshares, Inc.(a)	13,109	922,087
Northrim BanCorp, Inc.	9,948	425,277
OFG Bancorp	75,065	1,660,438
Old National Bancorp	241,751	4,257,235
Old Second Bancorp, Inc.	47,962	594,729
Origin Bancorp, Inc.	33,731	1,432,218
Orrstown Financial Services, Inc.	17,730	409,031
Pacific Premier Bancorp, Inc.	121,865	5,153,671
Park National Corp.	21,882	2,569,384
PCSB Financial Corp.	24,272	441,022
Peapack Gladstone Financial Corp.	30,765	955,869
Peoples Bancorp, Inc.	28,207	835,491
Peoples Financial Services Corp.	10,739	457,481
Pioneer Bancorp, Inc.(a)	20,117	241,806
Preferred Bank	18,147	1,148,161
Premier Financial Bancorp, Inc.	19,644	331,001
Primis Financial Corp.	32,511	496,118
Provident Financial Services, Inc.	116,700	2,671,263
QCR Holdings, Inc.	24,093	1,158,632
RBB Bancorp	26,421	639,917
Red River Bancshares, Inc.	7,783	393,119
Reliant Bancorp, Inc.	23,597	654,345
Renasant Corp.	83,410	3,336,400
Republic Bancorp, Inc., Class A	15,627	720,874
Republic First Bancorp, Inc.(a)(b)	77,302	308,435
S&T Bancorp, Inc.	55,903	1,749,764
Sandy Spring Bancorp, Inc.	72,105	3,181,994
Seacoast Banking Corp. of Florida	76,349	2,607,318
ServisFirst Bancshares, Inc.	75,011	5,099,248
Sierra Bancorp	23,052	586,673
Silvergate Capital Corp., Class A(a)	34,549	3,915,093
Simmons First National Corp., Class A	164,754	4,833,882
SmartFinancial, Inc.	21,356	512,758
South Plains Financial, Inc.	17,062	394,644

Security	Shares	Value

Banks: Diversified (continued)
South State Corp.	108,402	$8,862,948
Southern First Bancshares, Inc.(a)	11,833	605,376
Southside Bancshares, Inc.	48,411	1,850,753
Spirit of Texas Bancshares, Inc.	21,126	482,518
Stock Yards Bancorp, Inc.	31,597	1,607,971
Summit Financial Group, Inc.	19,115	420,721
Texas Capital Bancshares, Inc.(a)	76,854	4,879,460
Tompkins Financial Corp.	22,163	1,718,962
TowneBank	103,982	3,163,132
Trico Bancshares	40,262	1,714,356
TriState Capital Holdings, Inc.(a)	42,768	872,040
Triumph Bancorp, Inc.(a)	34,915	2,592,439
TrustCo Bank Corp.	30,655	1,053,919
Trustmark Corp.	95,350	2,936,780
UMB Financial Corp.	65,525	6,097,756
United Bankshares, Inc.	191,677	6,996,210
United Community Banks, Inc.	118,261	3,785,535
Univest Financial Corp.	51,705	1,363,461
Valley National Bancorp	614,054	8,246,745
Veritex Holdings, Inc.	71,024	2,514,960
Washington Trust Bancorp, Inc.	26,664	1,369,196
WesBanco, Inc.	99,416	3,542,192
West BanCorp., Inc.	26,795	743,561
Westamerica BanCorp	40,498	2,350,099

		340,392,556

Banks: Savings, Thrift & Mortgage Lending — 1.0%
Amalgamated Financial Corp.	20,899	326,651
Axos Financial, Inc.(a)	84,656	3,927,192
Banc of California, Inc.	66,911	1,173,619
BankUnited, Inc.	139,380	5,950,132
Berkshire Hills Bancorp, Inc.	65,941	1,807,443
Brookline Bancorp, Inc.	112,560	1,682,772
Finance Of America Cos., Inc., Class A(a)	44,228	337,460
Flushing Financial Corp.	44,444	952,435
Great Southern Bancorp, Inc.	14,826	799,121
Heritage Financial Corp.	54,675	1,367,968
Hingham Institution for Savings	2,201	639,391
Home Bancorp, Inc.	12,224	465,857
Home Point Capital, Inc.(a)	7,506	44,511
HomeStreet, Inc.	28,159	1,147,198
Investors Bancorp, Inc.	350,649	5,000,255
Kearny Financial Corp.	113,470	1,355,967
Ladder Capital Corp.	180,104	2,078,400
Meridian Bancorp, Inc.	72,294	1,479,135
Northfield Bancorp, Inc.	74,887	1,228,147
Northwest Bancshares, Inc.	184,801	2,520,686
OceanFirst Financial Corp.	89,605	1,867,368
Premier Financial Corp.	55,468	1,575,846
Provident Bancorp, Inc.	32,679	532,994
Southern Missouri Bancorp, Inc.	12,070	542,667
Washington Federal, Inc.	108,285	3,441,297
Waterstone Financial, Inc.	33,179	652,299
WSFS Financial Corp.	72,072	3,357,834

		46,254,645

Beverage: Soft Drinks — 0.3%
Celsius Holdings, Inc.(a)(b)	68,752	5,231,340
Coca-Cola Consolidated, Inc.	7,185	2,889,304
Duckhorn Portfolio, Inc.(a)	29,354	647,549

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Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverage: Soft Drinks (continued)
National Beverage Corp.	35,891	$1,695,132
NewAge, Inc.(a)(b)	243,878	543,848
Primo Water Corp.	237,620	3,975,382

		14,982,555

Biotechnology — 9.6%
4D Molecular Therapeutics, Inc.(a)	11,219	270,154
89bio, Inc.(a)	12,295	229,917
9 Meters Biopharma, Inc.(a)	312,482	343,730
Adicet Bio, Inc.(a)	29,573	304,306
Aduro Biotech, Inc.(c)	21,953	65,859
Adverum Biotechnologies, Inc.(a)	136,226	476,791
Aeglea BioTherapeutics, Inc.(a)	71,346	496,568
Affimed NV(a)	170,042	1,445,357
Agenus, Inc.(a)	299,297	1,643,141
Agios Pharmaceuticals, Inc.(a)	92,822	5,115,420
Akebia Therapeutics, Inc.(a)	220,379	835,236
Akero Therapeutics, Inc.(a)	38,642	958,708
Akouos, Inc.(a)	36,026	452,126
Albireo Pharma, Inc.(a)	25,915	911,690
Aldeyra Therapeutics, Inc.(a)	73,079	827,985
Alector, Inc.(a)	87,256	1,817,542
Aligos Therapeutics, Inc.(a)	27,566	561,933
Allakos, Inc.(a)	52,712	4,500,023
Allogene Therapeutics, Inc.(a)	103,112	2,689,161
Allovir, Inc.(a)(b)	44,294	874,364
Alpine Immune Sciences, Inc.(a)	25,129	226,161
Altimmune, Inc.(a)	48,922	481,882
ALX Oncology Holdings, Inc.(a)	26,983	1,475,430
Amicus Therapeutics, Inc.(a)	409,444	3,947,040
AnaptysBio, Inc.(a)	32,273	836,839
Anavex Life Sciences Corp.(a)	98,098	2,242,520
ANI Pharmaceuticals, Inc.(a)	15,228	533,741
Annexon, Inc.(a)	54,028	1,216,170
Apellis Pharmaceuticals, Inc.(a)	99,146	6,266,027
Applied Molecular Transport, Inc.(a)	37,144	1,698,967
Applied Therapeutics, Inc.(a)	33,159	689,044
Arbutus Biopharma Corp.(a)	118,224	358,219
Arcturus Therapeutics Holdings, Inc.(a)(b)	30,796	1,042,137
Arcus Biosciences, Inc.(a)	72,456	1,989,642
Arcutis Biotherapeutics, Inc.(a)	43,527	1,187,852
Ardelyx, Inc.(a)(b)	116,959	886,549
Arena Pharmaceuticals, Inc.(a)	94,219	6,425,736
Arvinas, Inc.(a)	65,976	5,080,152
Atara Biotherapeutics, Inc.(a)	133,582	2,077,200
Athenex, Inc.(a)	159,533	737,042
Athersys, Inc.(a)(b)	255,927	368,535
Atossa Therapeutics, Inc.(a)	177,719	1,123,184
Atreca, Inc., Class A(a)(b)	45,165	384,806
Avid Bioservices, Inc.(a)(b)	91,969	2,359,005
Avidity Biosciences, Inc.(a)(b)	45,660	1,128,259
Avita Medical, Inc.(a)(b)	35,610	730,717
Avrobio, Inc.(a)	52,376	465,623
Beam Therapeutics, Inc.(a)(b)	70,980	9,135,836
Beyondspring, Inc.(a)	27,691	289,094
BioAtla, Inc.(a)(b)	20,644	874,893
BioCryst Pharmaceuticals, Inc.(a)	269,984	4,268,447
BioDelivery Sciences International, Inc.(a)	139,121	498,053
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	81,658	7,927,359
Biomea Fusion, Inc.(a)(b)	12,712	198,434
Bioventus, Inc., Class A(a)	9,536	167,834

Security	Shares	Value

Biotechnology (continued)
Bioxcel Therapeutics, Inc.(a)	25,925	$753,380
Black Diamond Therapeutics, Inc.(a)(b)	46,156	562,642
Bluebird Bio, Inc.(a)	102,103	3,265,254
Blueprint Medicines Corp.(a)	88,701	7,802,140
Bolt Biotherapeutics, Inc.(a)	18,329	283,366
Bridgebio Pharma, Inc.(a)(b)	162,734	9,920,265
Brooklyn ImmunoTherapeutics, Inc.(a)	35,966	647,748
C4 Therapeutics, Inc.(a)	51,699	1,956,290
Cardiff Oncology, Inc.(a)	53,346	354,751
Castle Biosciences, Inc.(a)(b)	32,009	2,347,220
Catalyst Pharmaceuticals, Inc.(a)	150,582	865,846
Celcuity, Inc.(a)	10,906	261,744
Celldex Therapeutics, Inc.(a)(b)	58,797	1,966,172
CEL-SCI Corp.(a)(b)	55,169	478,867
Cerevel Therapeutics Holdings, Inc.(a)	51,196	1,311,642
ChemoCentryx, Inc.(a)	91,802	1,229,229
Chinook Therapeutics, Inc.(a)	47,027	664,021
Clene, Inc.(a)(b)	31,295	351,756
Clovis Oncology, Inc.(a)(b)	166,183	963,861
Codexis, Inc.(a)(b)	97,969	2,219,978
Codiak Biosciences, Inc.(a)(b)	22,710	420,816
Cogent Biosciences, Inc.(a)	54,386	441,070
Coherus Biosciences, Inc.(a)(b)	90,006	1,244,783
Collegium Pharmaceutical, Inc.(a)	52,060	1,230,698
Constellation Pharmaceuticals, Inc.(a)	55,358	1,871,100
Contra GTX, Inc.(b)(c)	944	968
Cortexyme, Inc.(a)(b)	30,019	1,591,007
Crinetics Pharmaceuticals, Inc.(a)	54,838	1,033,696
Cue Biopharma, Inc.(a)	46,824	545,500
Cullinan Oncology, Inc.(a)	19,363	498,597
Curis, Inc.(a)	130,842	1,055,895
Cymabay Therapeutics, Inc.(a)	104,476	455,515
Cytokinetics, Inc.(a)	100,811	1,995,050
CytomX Therapeutics, Inc.(a)	91,799	581,088
CytoSorbents Corp.(a)	64,033	483,449
Deciphera Pharmaceuticals, Inc.(a)(b)	62,795	2,298,925
Denali Therapeutics, Inc.(a)	140,347	11,008,819
Design Therapeutics, Inc.(a)	19,579	389,426
Dynavax Technologies Corp.(a)(b)	162,476	1,600,389
Dyne Therapeutics, Inc.(a)(b)	44,808	942,760
Editas Medicine, Inc.(a)	105,523	5,976,823
Eiger Biopharmaceuticals, Inc.(a)	48,670	414,668
Emergent Biosolutions, Inc.(a)(b)	74,250	4,677,007
Epizyme, Inc.(a)(b)	137,866	1,145,666
Evelo Biosciences, Inc.(a)(b)	47,428	651,661
EyePoint Pharmaceuticals, Inc.(a)	29,501	265,214
Fate Therapeutics, Inc.(a)	121,221	10,520,771
FibroGen, Inc.(a)(b)	133,924	3,566,396
Finch Therapeutics Group, Inc.(a)	13,935	196,065
Foghorn Therapeutics, Inc.(a)	32,469	346,444
Forma Therapeutics Holdings, Inc.(a)(b)	52,861	1,315,710
Forte Biosciences, Inc.(a)	16,626	558,966
Fortress Biotech, Inc.(a)	95,910	342,399
Frequency Therapeutics, Inc.(a)(b)	60,914	606,703
Fulcrum Therapeutics, Inc.(a)	24,460	256,341
G1 Therapeutics, Inc.(a)	62,743	1,376,581
Gemini Therapeutics, Inc.(a)(b)	30,941	200,188
Generation Bio Co.(a)(b)	64,728	1,741,183
Geron Corp.(a)(b)	436,582	615,581
Global Blood Therapeutics, Inc.(a)	90,425	3,166,683
Gossamer Bio, Inc.(a)	87,352	709,298

S E R I E S S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Greenwich Lifesciences, Inc.(a)	5,921	$266,090
Gritstone bio, Inc.(a)	71,283	650,814
GT Biopharma, Inc.(a)	34,934	541,477
Halozyme Therapeutics, Inc.(a)	212,638	9,655,892
Harpoon Therapeutics, Inc.(a)	35,617	494,008
Harvard Bioscience, Inc.(a)	61,301	510,637
Heron Therapeutics, Inc.(a)(b)	134,384	2,085,640
Homology Medicines, Inc.(a)(b)	52,977	385,143
Hookipa Pharma, Inc.(a)(b)	22,901	209,773
Humanigen, Inc.(a)	67,653	1,175,809
iBio, Inc.(a)(b)	316,447	477,835
Ideaya Biosciences, Inc.(a)	41,806	877,508
IGM Biosciences, Inc.(a)	11,313	941,242
Immunic, Inc.(a)	28,435	348,613
ImmunityBio, Inc.(a)(b)	101,128	1,444,108
ImmunoGen, Inc.(a)	289,327	1,906,665
Immunovant, Inc.(a)	58,435	617,658
Inhibrx, Inc.(a)	41,060	1,129,971
Inovio Pharmaceuticals, Inc.(a)(b)	314,243	2,913,033
Inozyme Pharma, Inc.(a)	17,048	290,498
Insmed, Inc.(a)	155,872	4,436,117
Instil Bio, Inc.(a)	25,525	493,143
Intellia Therapeutics, Inc.(a)(b)	96,558	15,633,706
Intercept Pharmaceuticals, Inc.(a)	39,764	794,087
Invitae Corp.(a)(b)	302,936	10,218,031
iTeos Therapeutics, Inc.(a)	29,142	747,492
IVERIC bio, Inc.(a)(b)	137,675	868,729
Jounce Therapeutics, Inc.(a)	59,732	406,178
Kadmon Holdings, Inc.(a)	269,915	1,044,571
Kala Pharmaceuticals, Inc.(a)(b)	61,146	324,074
Kaleido Biosciences, Inc.(a)(b)	19,163	142,573
KalVista Pharmaceuticals, Inc.(a)	28,539	683,794
Karuna Therapeutics, Inc.(a)(b)	33,422	3,809,774
Karyopharm Therapeutics, Inc.(a)(b)	109,244	1,127,398
KemPharm, Inc.(a)	42,902	550,004
Keros Therapeutics, Inc.(a)(b)	23,575	1,001,230
Kezar Life Sciences, Inc.(a)	45,133	245,072
Kiniksa Pharmaceuticals Ltd., Class A(a)	41,111	572,676
Kinnate Biopharma, Inc.(a)	19,690	458,383
Kodiak Sciences, Inc.(a)	51,580	4,796,940
Kronos Bio, Inc.(a)(b)	58,058	1,390,489
Krystal Biotech, Inc.(a)	28,585	1,943,780
Kura Oncology, Inc.(a)	93,475	1,948,954
Kymera Therapeutics, Inc.(a)	43,311	2,100,583
Lexicon Pharmaceuticals, Inc.(a)	102,558	470,741
Ligand Pharmaceuticals, Inc.(a)(b)	23,674	3,105,792
Lineage Cell Therapeutics, Inc.(a)	177,498	505,869
MacroGenics, Inc.(a)	93,307	2,506,226
Madrigal Pharmaceuticals, Inc.(a)	17,177	1,673,212
Magenta Therapeutics, Inc.(a)	54,237	530,438
MannKind Corp.(a)(b)	396,730	2,162,178
Marinus Pharmaceuticals, Inc.(a)(b)	55,784	1,000,765
MeiraGTx Holdings PLC(a)	49,617	769,063
Mersana Therapeutics, Inc.(a)	104,963	1,425,398
MiMedx Group, Inc.(a)(b)	165,237	2,067,115
Mirum Pharmaceuticals, Inc.(a)	8,546	147,760
Molecular Templates, Inc.(a)(b)	68,237	533,613
Morphic Holding, Inc.(a)	31,237	1,792,691
Mustang Bio, Inc.(a)	80,525	267,343
Myriad Genetics, Inc.(a)	116,048	3,548,748
Neoleukin Therapeutics, Inc.(a)	49,979	461,306

Security	Shares	Value

Biotechnology (continued)
NexImmune, Inc.(a)	8,158	$133,139
NGM Biopharmaceuticals, Inc.(a)	49,964	985,290
Nkarta, Inc.(a)	22,072	699,462
Nurix Therapeutics Inc.(a)	49,846	1,322,414
Ocugen, Inc.(a)(b)	278,977	2,240,185
Olema Pharmaceuticals, Inc.(a)(b)	17,506	489,818
Omeros Corp.(a)(b)	90,803	1,347,517
Oncocyte Corp.(a)	110,088	631,905
Oncorus, Inc.(a)	30,013	414,179
Oncternal Therapeutics, Inc.(a)	65,934	313,187
OPKO Health, Inc.(a)(b)	605,169	2,450,934
ORIC Pharmaceuticals, Inc.(a)	46,465	821,966
Outlook Therapeutics, Inc.(a)	125,636	312,834
Oyster Point Pharma, Inc.(a)	21,266	365,563
Pacific Biosciences of California, Inc.(a)	300,373	10,504,044
Passage Bio, Inc.(a)	59,966	793,950
Personalis, Inc.(a)(b)	54,190	1,371,007
Phathom Pharmaceuticals, Inc.(a)	30,061	1,017,565
PMV Pharmaceuticals, Inc.(a)	39,497	1,349,218
Portage Biotech, Inc.(a)	6,706	140,558
Poseida Therapeutics, Inc.(a)(b)	48,124	482,202
Praxis Precision Medicines, Inc.(a)(b)	36,632	669,633
Precigen, Inc.(a)(b)	144,839	944,350
Precision BioSciences, Inc.(a)(b)	71,991	901,327
Prelude Therapeutics, Inc.(a)	14,971	428,620
Prometheus Biosciences, Inc.(a)	16,327	400,991
Protagonist Therapeutics, Inc.(a)	62,379	2,799,570
Prothena Corp. PLC(a)(b)	50,182	2,579,857
Provention Bio, Inc.(a)(b)	80,450	678,194
PTC Therapeutics, Inc.(a)	103,814	4,388,218
Pulse Biosciences, Inc.(a)(b)	21,148	346,827
Puma Biotechnology, Inc.(a)	47,281	434,040
RadNet, Inc.(a)	66,801	2,250,526
Rapt Therapeutics, Inc.(a)	27,236	865,832
Recursion Pharmaceuticals, Inc., Class A(a)	31,299	1,142,413
REGENXBIO, Inc.(a)	63,261	2,457,690
Relay Therapeutics, Inc.(a)	88,438	3,235,946
Relmada Therapeutics, Inc.(a)	22,508	720,481
Replimune Group, Inc.(a)	43,290	1,663,202
Revolution Medicines, Inc.(a)	89,866	2,852,347
Rhythm Pharmaceuticals, Inc.(a)	67,808	1,327,681
Rigel Pharmaceuticals, Inc.(a)(b)	256,348	1,112,550
Rocket Pharmaceuticals, Inc.(a)(b)	60,566	2,682,468
Rubius Therapeutics, Inc.(a)	68,336	1,668,082
Sana Biotechnology, Inc.(a)	39,334	773,306
Sangamo Therapeutics, Inc.(a)(b)	177,351	2,122,891
Scholar Rock Holding Corp.(a)	42,334	1,223,453
Selecta Biosciences, Inc.(a)	154,589	646,182
Sensei Biotherapeutics, Inc.(a)	10,002	97,620
Seres Therapeutics, Inc.(a)	105,148	2,507,780
Sesen Bio, Inc.(a)(b)	256,560	1,185,307
Shattuck Labs, Inc.(a)	39,554	1,146,670
Sigilon Therapeutics, Inc.(a)	10,362	111,184
Silverback Therapeutics, Inc.(a)	22,868	706,393
Solid Biosciences, Inc.(a)	103,306	378,100
Sorrento Therapeutics, Inc.(a)(b)	425,448	4,122,591
Spero Therapeutics, Inc.(a)(b)	32,911	459,438
SpringWorks Therapeutics, Inc.(a)(b)	43,997	3,625,793
Spruce Biosciences, Inc.(a)(b)	9,625	107,896
SQZ Biotechnologies Co.(a)(b)	33,371	482,211
Stoke Therapeutics, Inc.(a)	28,614	963,147

74	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Summit Therapeutics, Inc.(a)(b)	34,667	$258,616
Surface Oncology, Inc.(a)	50,001	373,007
Sutro Biopharma, Inc.(a)	65,442	1,216,567
Syros Pharmaceuticals, Inc.(a)	112,522	613,245
Talaris Therapeutics, Inc.(a)	14,720	216,237
Taysha Gene Therapies, Inc.(a)(b)	32,800	695,360
TCR2 Therapeutics, Inc.(a)	43,536	714,426
Translate Bio, Inc.(a)	103,874	2,860,690
Travere Therapeutics, Inc.(a)	83,163	1,213,348
Trevena, Inc.(a)(b)	237,659	401,644
Trillium Therapeutics, Inc.(a)	147,028	1,426,172
Turning Point Therapeutics, Inc.(a)	69,469	5,419,971
Twist Bioscience Corp.(a)	72,639	9,679,147
UroGen Pharma Ltd.(a)	29,912	456,756
Vanda Pharmaceuticals, Inc.(a)	80,750	1,736,932
Vaxart, Inc.(a)(b)	180,304	1,350,477
Vaxcyte, Inc.(a)(b)	59,852	1,347,269
VBI Vaccines, Inc.(a)	276,911	927,652
Veracyte, Inc.(a)	104,018	4,158,640
Verastem, Inc.(a)(b)	257,792	1,049,213
Vericel Corp.(a)	69,739	3,661,297
Verrica Pharmaceuticals, Inc.(a)(b)	21,272	240,374
Viking Therapeutics, Inc.(a)	101,263	606,565
Vir Biotechnology, Inc.(a)	91,070	4,305,790
Viracta Therapeutics, Inc.(a)	53,640	608,278
VistaGen Therapeutics, Inc.(a)	281,092	885,440
Vor BioPharma, Inc.(a)(b)	16,552	308,695
Werewolf Therapeutics, Inc.(a)	15,232	265,646
XBiotech, Inc.(a)	21,897	362,614
Xencor, Inc.(a)	89,184	3,075,956
XOMA Corp.(a)	9,810	333,540
Y-mAbs Therapeutics, Inc.(a)	53,449	1,806,576
Zentalis Pharmaceuticals, Inc.(a)	50,222	2,671,810
ZIOPHARM Oncology, Inc.(a)(b)	326,456	861,844

		447,820,499

Building Materials — 0.7%
Aspen Aerogels, Inc.(a)	31,735	949,511
BlueLinx Holdings, Inc.(a)	13,410	674,255
Caesarstone Ltd.	34,219	505,073
Cornerstone Building Brands, Inc.(a)	83,579	1,519,466
Gibraltar Industries, Inc.(a)	51,546	3,933,475
Griffon Corp.	69,919	1,792,024
Masonite International Corp.(a)	36,818	4,115,884
Patrick Industries, Inc.	33,313	2,431,849
PGT Innovations, Inc.(a)	87,158	2,024,680
Quanex Building Products Corp.	55,582	1,380,657
Simpson Manufacturing Co., Inc.	66,220	7,313,337
Summit Materials, Inc., Class A(a)(b)	180,947	6,306,003

		32,946,214

Building: Climate Control — 0.2%
AAON, Inc.	64,833	4,057,898
Comfort Systems USA, Inc.	54,665	4,307,055
View, Inc.(a)(b)	126,130	1,069,582

		9,434,535

Building: Roofing, Wallboard & Plumbing — 0.2%
Beacon Roofing Supply, Inc.(b)	83,021	4,420,868

Security	Shares	Value

Building: Roofing, Wallboard & Plumbing (continued)
Forterra, Inc.	43,495	$1,022,568
JELD-WEN Holding, Inc.(b)	128,531	3,375,224

		8,818,660

Cable Television Services — 0.2%
AMC Networks, Inc., Class A(b)	46,589	3,112,145
Liberty Latin America Ltd., Class A	87,902	1,218,322
Liberty Latin America Ltd., Class C(b)	212,722	2,999,380
WideOpenWest, Inc.	80,336	1,663,759

		8,993,606

Casinos & Gambling — 0.4%
Accel Entertainment, Inc.	92,576	1,098,877
Century Casinos, Inc.	41,366	555,545
Full House Resorts, Inc.	47,443	471,584
Golden Nugget Online Gaming, Inc.	48,191	614,917
International Game Technology PLC	151,473	3,629,293
Monarch Casino & Resort, Inc.	19,195	1,270,133
Scientific Games Corp., Class A(b)	145,436	11,262,564

		18,902,913

Cement — 0.1%
Concrete Pumping Holdings, Inc.(b)	40,542	343,391
US Concrete, Inc.	26,290	1,940,202

		2,283,593

Chemicals: Diversified — 0.8%
AdvanSix, Inc.(a)	40,566	1,211,301
American Vanguard Corp.	45,118	790,016
Avient Corp.	137,476	6,758,320
Cabot Corp.	83,156	4,734,071
CSW Industrials, Inc.	21,051	2,493,701
Danimer Scientific, Inc.(a)	103,837	2,601,117
GCP Applied Technologies, Inc.(a)	80,262	1,866,894
Hawkins, Inc.	29,814	976,409
Ingevity Corp.(a)	61,649	5,015,763
Landec Corp.(a)	42,588	479,115
Marrone Bio Innovations, Inc.(a)	93,408	155,057
PureCycle Technologies, Inc.(a)(b)	49,237	1,164,455
Rayonier Advanced Materials, Inc.(a)	91,699	613,466
Sensient Technologies Corp.	64,085	5,547,198
Zymergen, Inc.(a)	26,928	1,077,389

		35,484,272

Chemicals: Specialty — 0.8%
Amyris, Inc.(a)(b)	252,901	4,139,989
Balchem Corp.	48,901	6,418,745
FutureFuel Corp.	39,115	375,504
Innospec, Inc.	38,359	3,475,709
Kraton Corp.(a)	52,319	1,689,381
Livent Corp.(a)	220,628	4,271,358
Orion Engineered Carbons SA(a)	92,002	1,747,118
Park Aerospace Corp.	31,735	472,851
PQ Group Holdings, Inc.	78,142	1,200,261
Quaker Chemical Corp.	20,194	4,789,815
Stepan Co.	32,552	3,915,029
Tronox Holdings PLC, Class A	174,544	3,909,786

		36,405,546

Coal — 0.1%
Arch Resources, Inc.(a)	22,776	1,297,777
CONSOL Energy, Inc.(a)	56,502	1,043,592

S E R I E S S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Coal (continued)
Peabody Energy Corp.(a)	96,496	$765,213
Warrior Met Coal, Inc.	76,900	1,322,680

		4,429,262

Commercial Banks — 0.1%
Dime Community Bancshares, Inc.	53,787	1,808,319
HomeTrust Bancshares, Inc.	24,560	685,224

		2,493,543

Commercial Finance & Mortgage Companies — 0.3%
Federal Agricultural Mortgage Corp., Class C	13,666	1,351,568
Meta Financial Group, Inc.	46,248	2,341,536
Ocwen Financial Corp.(a)	11,669	361,506
PennyMac Financial Services, Inc.	53,313	3,290,478
RE/MAX Holdings, Inc., Class A	28,201	939,939
Velocity Financial Inc.(a)	17,616	220,024
Walker & Dunlop, Inc.	44,593	4,654,617

		13,159,668

Commercial Services & Supplies — 0.0%
National Research Corp.	19,745	906,296

Commercial Services: Rental & Leasing — 0.6%
CAI International, Inc.	24,754	1,386,224
GATX Corp.	53,002	4,689,087
GMS, Inc.(a)	63,484	3,056,120
H&E Equipment Services, Inc.	48,832	1,624,641
Herc Holdings, Inc.(a)	38,740	4,341,592
Marlin Business Services Corp.	12,216	278,036
McGrath RentCorp	36,892	3,009,281
NOW, Inc.(a)	167,068	1,585,475
Rush Enterprises, Inc., Class B	10,246	390,782
Triton International Ltd.	101,004	5,286,549
Willis Lease Finance Corp.(a)	4,940	211,728

		25,859,515

Commercial Vehicles & Parts — 0.3%
Blue Bird Corp.(a)	22,856	568,200
Commercial Vehicle Group, Inc.(a)	48,409	514,588
Cooper-Standard Holdings, Inc.(a)	25,764	747,156
Miller Industries, Inc.	17,235	679,748
Modine Manufacturing Co.(a)	71,530	1,186,683
Motorcar Parts of America, Inc.(a)	27,475	616,539
Navistar International Corp.(a)(b)	75,591	3,363,799
REV Group, Inc.	49,848	782,115
Rush Enterprises, Inc., Class A	66,079	2,857,256
Shyft Group, Inc.	52,875	1,978,054
Wabash National Corp.	81,178	1,298,848

		14,592,986

Communications Technology — 0.9%
908 Devices, Inc.(a)(b)	10,084	390,755
ADTRAN, Inc.	72,278	1,492,541
Anterix, Inc.(a)(b)	16,723	1,003,213
Avaya Holdings Corp.(a)(b)	124,977	3,361,881
Aviat Networks, Inc.(a)	10,089	330,617
Bandwidth, Inc., Class A(a)	34,503	4,758,654
Calix, Inc.(a)	84,857	4,030,707
Casa Systems, Inc.(a)	46,447	411,985
Comtech Telecommunications Corp.	37,606	908,561
Digi International, Inc.(a)	56,150	1,129,177
DZS, Inc.(a)	31,355	650,616
EchoStar Corp., Class A(a)	61,601	1,496,288
Extreme Networks, Inc.(a)	184,719	2,061,464

Security	Shares	Value

Communications Technology (continued)
Harmonic, Inc.(a)	143,427	$1,221,998
Infinera Corp.(a)	273,521	2,789,914
Inseego Corp.(a)	129,668	1,308,350
InterDigital, Inc.	46,369	3,386,328
KVH Industries, Inc.(a)	27,118	333,551
Loral Space & Communications, Inc.	19,206	746,153
Maxar Technologies, Inc.	108,705	4,339,504
NeoPhotonics Corp.(a)	75,663	772,519
NETGEAR, Inc.(a)(b)	45,468	1,742,334
Ooma, Inc.(a)	33,106	624,379
Plantronics, Inc.(a)	52,967	2,210,313
Ribbon Communications, Inc.(a)	123,523	940,010

		42,441,812

Computer Services Software & Systems — 7.6%
A10 Networks, Inc.(a)	89,959	1,012,938
ACI Worldwide, Inc.(a)	178,385	6,625,219
Alarm.com Holdings, Inc.(a)	71,481	6,054,441
Alkami Technology, Inc.(a)	10,447	372,644
Altair Engineering, Inc., Class A(a)(b)	69,686	4,806,243
American Software, Inc., Class A	45,510	999,400
Appfolio, Inc., Class A(a)	28,190	3,980,428
Appian Corp.(a)(b)	59,509	8,197,365
Asana, Inc., Class A(a)(b)	111,404	6,910,390
Aterian, Inc.(a)(b)	29,971	438,476
Avid Technology, Inc.(a)	54,533	2,134,967
Benefitfocus, Inc.(a)	41,692	587,857
BigCommerce Holdings, Inc., Series-1(a)(b)	70,891	4,602,244
Blackbaud, Inc.(a)	73,639	5,638,538
Blackline, Inc.(a)	81,137	9,028,114
Blucora, Inc.(a)(b)	71,424	1,236,349
Bottomline Technologies DE, Inc.(a)	67,849	2,515,841
Box, Inc., Class A(a)	225,969	5,773,508
Brightcove, Inc.(a)	60,050	861,717
BTRS Holdings, Inc.(a)	69,900	882,138
Cargurus, Inc.(a)(b)	140,331	3,680,882
Cerence, Inc.(a)(b)	57,371	6,122,059
Cleanspark, Inc.(a)	49,621	825,693
Cloudera, Inc.(a)(b)	350,489	5,558,756
CommVault Systems, Inc.(a)	64,355	5,030,630
ComScore, Inc.(a)	90,134	450,670
Cornerstone OnDemand, Inc.(a)	97,459	5,026,935
Covetrus, Inc.(a)	159,416	4,304,232
CSG Systems International, Inc.	48,976	2,310,688
DarioHealth Corp.(a)	19,922	425,534
Digimarc Corp.(a)(b)	17,861	598,343
Digital Turbine, Inc.(a)	130,024	9,885,725
DigitalOcean Holdings, Inc.(a)(b)	19,060	1,059,545
Domo, Inc., Class B(a)	43,460	3,512,872
E2open Parent Holdings, Inc.(a)	61,119	697,979
Ebix, Inc.	40,048	1,357,627
Envestnet, Inc.(a)	83,050	6,300,173
ePlus, Inc.(a)	20,414	1,769,690
Eventbrite, Inc., Class A(a)(b)	120,750	2,294,250
EverQuote, Inc., Class A(a)	28,951	946,119
Evolent Health, Inc., Class A(a)	114,324	2,414,523
fuboTV, Inc.(a)(b)	198,580	6,376,404
GAN Ltd.(a)	60,822	999,914
Grid Dynamics Holdings, Inc.(a)	52,299	786,054
Groupon, Inc.(a)	38,791	1,674,220
GTY Technology Holdings, Inc.(a)	67,891	482,705
HyreCar, Inc.(a)	26,547	555,363

76	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Computer Services Software & Systems (continued)
Ideanomics, Inc.(a)(b)	619,244	$1,758,653
Inovalon Holdings, Inc., Class A(a)	113,094	3,854,243
Intelligent Systems Corp.(a)	11,424	359,399
JFrog Ltd.(a)(b)	77,671	3,535,584
Limelight Networks, Inc.(a)	179,297	564,786
LivePerson, Inc.(a)(b)	98,044	6,200,303
LiveRamp Holdings, Inc.(a)	97,259	4,556,584
Magnite, Inc.(a)(b)	159,703	5,404,349
ManTech International Corp., Class A	41,267	3,571,246
Marathon Digital Holdings, Inc.(a)(b)	144,236	4,524,683
MicroStrategy, Inc., Class A(a)(b)	11,864	7,883,628
Mimecast Ltd.(a)	92,700	4,917,735
Mitek Systems, Inc.(a)	64,044	1,233,487
Momentive Global, Inc.(a)	197,779	4,167,204
Multiplan Corp.(a)(b)	624,743	5,947,553
NetScout Systems, Inc.(a)	104,713	2,988,509
ON24, Inc.(a)	12,588	446,622
OneSpan, Inc.(a)	56,990	1,455,525
Ouster, Inc.(a)(b)	43,454	542,740
PagerDuty, Inc.(a)	121,447	5,171,213
PAR Technology Corp.(a)	36,018	2,519,099
Parsons Corp.(a)(b)	37,875	1,490,760
Paya Holdings, Inc.(a)	120,126	1,323,789
PDF Solutions, Inc.(a)	43,263	786,521
Perficient, Inc.(a)	49,533	3,983,444
Ping Identity Holding Corp.(a)(b)	66,334	1,519,049
Progress Software Corp.	67,570	3,125,112
PROS Holdings, Inc.(a)	61,030	2,781,137
Q2 Holdings, Inc.(a)(b)	82,431	8,455,772
QAD, Inc., Class A	18,308	1,593,162
Rackspace Technology, Inc.(a)(b)	81,065	1,589,685
Rapid7, Inc.(a)(b)	85,090	8,052,067
Rimini Street, Inc.(a)	67,974	418,720
Riot Blockchain, Inc.(a)(b)	127,384	4,798,555
SailPoint Technologies Holding, Inc.(a)	137,238	7,008,745
Sapiens International Corp. NV	42,492	1,116,265
Schrodinger, Inc./United States(a)	68,411	5,172,556
SecureWorks Corp., Class A(a)	13,813	255,955
ShotSpotter, Inc.(a)	16,748	816,800
Shutterstock, Inc.	35,522	3,487,195
Simulations Plus, Inc.	21,480	1,179,467
Smith Micro Software, Inc.(a)	54,468	284,323
Sprout Social, Inc., Class A(a)(b)	66,626	5,957,697
SPS Commerce, Inc.(a)	55,096	5,501,336
Sumo Logic, Inc.(a)(b)	123,211	2,544,307
TechTarget, Inc.(a)(b)	38,426	2,977,631
Telos Corp.(a)	23,968	815,152
Tenable Holdings, Inc.(a)	137,066	5,667,679
Tucows, Inc., Class A(a)(b)	14,386	1,155,484
Unisys Corp.(a)(b)	100,338	2,539,555
Upland Software, Inc.(a)	40,808	1,680,065
Upwork, Inc.(a)	180,263	10,507,530
Varonis Systems, Inc.(a)	162,788	9,379,845
Verint Systems, Inc.(a)(b)	97,857	4,410,415
Veritone, Inc.(a)(b)	39,781	784,083
Verra Mobility Corp.(a)	203,479	3,127,472
Viant Technology, Inc., Class A(a)(b)	18,892	562,604
VirnetX Holding Corp.(a)	96,165	410,625
Workiva, Inc.(a)(b)	64,500	7,180,785
Yelp, Inc.(a)	108,122	4,320,555

Security	Shares	Value

Computer Services Software & Systems (continued)
Yext, Inc.(a)	170,035	$2,429,800
Zix Corp.(a)	83,627	589,570
Zuora, Inc., Class A(a)	154,122	2,658,604

		354,149,420

Computer Technology — 0.7%
3D Systems Corp.(a)	183,969	7,353,241
Cantaloupe, Inc.(a)(b)	85,825	1,017,884
Contra Technologies	7,348	86,636
Corsair Gaming, Inc.(a)	41,270	1,373,878
Diebold Nixdorf, Inc.(a)	118,421	1,520,526
Identiv, Inc.(a)	30,066	511,122
Impinj, Inc.(a)	30,549	1,576,023
Insight Enterprises, Inc.(a)(b)	53,009	5,301,430
PC Connection, Inc.	16,720	773,634
Quantum Corp.(a)	90,596	624,206
Super Micro Computer, Inc.(a)	65,531	2,305,381
Synaptics, Inc.(a)(b)	52,763	8,208,868

		30,652,829

Construction — 0.4%
Construction Partners, Inc., Class A(a)	47,705	1,497,937
EMCOR Group, Inc.	82,343	10,143,834
Granite Construction, Inc.	71,582	2,972,800
Great Lakes Dredge & Dock Corp.(a)	96,393	1,408,302
Primoris Services Corp.	81,337	2,393,748
Sterling Construction Co., Inc.(a)	41,720	1,006,704
Tutor Perini Corp.(a)	62,081	859,822

		20,283,147

Consumer Electronics — 0.2%
Sonos, Inc.	182,376	6,425,106
Universal Electronics, Inc.	20,123	975,966
VOXX International Corp.	30,284	424,279
Vuzix Corp.	88,923	1,631,737

		9,457,088

Consumer Lending — 0.7%
Curo Group Holdings Corp.	41,642	707,914
Encore Capital Group, Inc.(a)(b)	47,709	2,260,930
Enova International, Inc.(a)	52,829	1,807,280
Ezcorp, Inc., Class A(a)	71,050	428,431
FirstCash, Inc.	61,063	4,667,656
LendingTree, Inc.(a)	17,551	3,718,706
Marcus & Millichap, Inc.(a)	35,893	1,395,161
MoneyGram International, Inc.(a)	118,111	1,190,559
Navient Corp.	268,089	5,182,160
Nelnet, Inc., Class A	26,260	1,975,540
Oportun Financial Corp.(a)	30,188	604,666
PRA Group, Inc.(a)	68,675	2,641,927
PROG Holdings, Inc.	101,379	4,879,371
Regional Management Corp.	12,891	599,947
World Acceptance Corp.(a)	6,371	1,020,889

		33,081,137

Consumer Services: Miscellaneous — 0.3%
Cars.com, Inc.(a)	103,348	1,480,977
Chuy’s Holdings, Inc.(a)	30,052	1,119,737
Core-Mark Holding Co., Inc.	66,947	3,013,284
Franchise Group, Inc.	42,729	1,507,052

S E R I E S S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Services: Miscellaneous (continued)
KAR Auction Services, Inc.(a)	189,181	$3,320,127
WW International, Inc.(a)(b)	83,641	3,022,786

		13,463,963

Containers & Packaging — 0.3%
Greif, Inc., Class A	38,080	2,305,744
Greif, Inc., Class B	10,120	597,080
Myers Industries, Inc.	53,357	1,120,497
O-I Glass, Inc.(a)	249,204	4,069,501
Pactiv Evergreen, Inc.	60,715	914,975
Ranpak Holdings Corp.(a)	53,768	1,345,813
UFP Technologies, Inc.(a)	11,366	652,636
Veritiv Corp.(a)	25,489	1,565,535

		12,571,781

Cosmetics — 0.1%
elf Beauty, Inc.(a)	68,625	1,862,483
Inter Parfums, Inc.	27,159	1,955,448
Revlon, Inc., Class A(a)(b)	11,949	153,425

		3,971,356

Diversified Financial Services — 0.6%
Alerus Financial Corp.	21,917	635,812
Associated Capital Group, Inc., Class A	3,113	120,971
Cannae Holdings, Inc.(a)	135,071	4,580,258
Greenhill & Co., Inc.	22,224	345,805
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	116,466	6,539,566
Houlihan Lokey, Inc.	77,914	6,372,586
MBIA, Inc.(a)	76,509	841,599
MidWestOne Financial Group, Inc.	23,793	684,525
Moelis & Co., Class A	95,641	5,441,017
Piper Sandler Cos	26,738	3,464,175
Tiptree, Inc.	37,480	348,564

		29,374,878

Diversified Manufacturing Operations — 0.5%
Barnes Group, Inc.	71,675	3,673,344
Custom Truck One Source, Inc.(a)	20,536	195,503
Enerpac Tool Group Corp.	87,586	2,331,539
Federal Signal Corp.	91,305	3,673,200
Harsco Corp.(a)	117,615	2,401,698
Luxfer Holdings PLC	41,578	925,110
Lydall, Inc.(a)	25,519	1,544,410
OSI Systems, Inc.(a)	26,193	2,662,257
Raven Industries, Inc.	54,442	3,149,470
Standex International Corp.	18,771	1,781,556
TriMas Corp.(a)	66,474	2,016,156

		24,354,243

Diversified Materials & Processing — 0.2%
Belden, Inc.(b)	66,534	3,364,624
Encore Wire Corp.	29,624	2,245,203
Insteel Industries, Inc.	28,902	929,199
Koppers Holdings, Inc.(a)	31,212	1,009,708
NL Industries, Inc.	9,941	64,617
Tredegar Corp.	40,253	554,284
Uranium Energy Corp.(a)(b)	297,236	790,648

		8,958,283

Security	Shares	Value

Diversified Media — 0.1%
EW Scripps Co., Class A	85,234	$1,737,921
Hemisphere Media Group, Inc.(a)	26,455	312,169

		2,050,090

Diversified Retail — 1.0%
Big Lots, Inc.	52,816	3,486,384
BJ’s Wholesale Club Holdings, Inc.(a)	206,774	9,838,307
Dillard’s, Inc., Class A	9,631	1,742,055
Duluth Holdings, Inc., Class B(a)	16,032	331,061
Global Industrial Co.	19,080	700,427
Macy’s, Inc.(a)	469,451	8,900,791
Overstock.com, Inc.(a)	64,869	5,980,922
Porch Group, Inc.(a)	23,656	457,507
PriceSmart, Inc.	36,353	3,308,486
Revolve Group, Inc.(a)	54,184	3,733,278
Stitch Fix, Inc., Class A(a)	89,612	5,403,603
Winmark Corp.	5,762	1,106,765

		44,989,586

Drug & Grocery Store Chains — 0.2%
Ingles Markets, Inc., Class A	20,084	1,170,295
PetMed Express, Inc.	27,752	883,901
Rite Aid Corp.(a)(b)	82,680	1,347,684
Sprouts Farmers Market, Inc.(a)	186,388	4,631,742
Village Super Market, Inc., Class A	13,818	324,861
Weis Markets, Inc.	24,061	1,242,991

		9,601,474

Education Services — 0.5%
2U, Inc.(a)	108,176	4,507,694
Adtalem Global Education, Inc.(a)	75,850	2,703,294
American Public Education, Inc.(a)	30,013	850,568
Coursera, Inc.(a)	18,448	729,803
Franklin Covey Co.(a)	19,637	635,257
Graham Holdings Co., Class B	5,745	3,641,755
HealthStream, Inc.(a)	36,244	1,012,657
Houghton Mifflin Harcourt Co.(a)	192,576	2,126,039
Laureate Education, Inc., Class A(a)(b)	163,150	2,367,307
Perdoceo Education Corp.(a)	102,132	1,253,160
Strategic Education, Inc.	38,546	2,931,809
Stride, Inc.(a)(b)	61,371	1,971,850

		24,731,193

Electronic Components — 0.8%
Acacia Research Corp.(a)	73,479	496,718
American Superconductor Corp.(a)	40,149	698,191
Array Technologies, Inc.(a)	193,073	3,011,939
Eos Energy Enterprises, Inc.(a)(b)	26,811	481,525
Methode Electronics, Inc.	59,022	2,904,473
MicroVision, Inc.(a)(b)	239,616	4,013,568
Novanta, Inc.(a)	52,954	7,136,081
NVE Corp.	7,682	568,852
Rogers Corp.(a)	28,322	5,687,058
Sanmina Corp.(a)	97,247	3,788,743
ScanSource, Inc.(a)	38,392	1,079,967
Stem, Inc.(a)(b)	94,523	3,403,773
TTM Technologies, Inc.(a)	161,307	2,306,690
Velodyne Lidar, Inc.(a)(b)	107,684	1,145,758

		36,723,336

78	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Entertainment — 0.0%
PlayAGS, Inc.	39,489	$390,941
Turtle Beach Corp.	28,366	905,443

		1,296,384

Electronics — 0.5%
Agilysys, Inc.	29,082	1,653,893
Daktronics, Inc.	60,802	400,685
II-VI, Inc.(b)	158,498	11,505,370
Integer Holdings Corp.	49,753	4,686,732
iRobot Corp.(b)	43,225	4,036,783
Iteris, Inc.(b)	65,743	437,191
nLight, Inc.	64,513	2,340,532

		25,061,186

Energy Equipment — 0.7%
API Group Corp.(a)(d)	272,056	5,683,250
Arcosa, Inc.	73,666	4,327,141
Beam Global(a)(b)	13,184	505,079
Bloom Energy Corp., Class A(a)(b)	210,932	5,667,743
FuelCell Energy, Inc.(a)(b)	490,506	4,365,503
Matador Resources Co.(b)	167,660	6,037,437
SunPower Corp.(a)	124,931	3,650,484
TPI Composites, Inc.(a)(b)	54,901	2,658,306

		32,894,943

Engineering & Contracting Services — 0.9%
Argan, Inc.	22,506	1,075,562
Dycom Industries, Inc.(a)	45,401	3,383,736
Exponent, Inc.	78,575	7,009,676
Fluor Corp.(a)	221,294	3,916,904
HC2 Holdings, Inc.(a)(b)	77,220	307,336
IES Holdings, Inc.(a)	12,597	646,982
KBR, Inc.	214,833	8,195,879
Mistras Group, Inc.(a)	27,467	270,001
MYR Group, Inc.(a)	25,004	2,273,364
NETSTREIT Corp.	59,568	1,373,638
Tetra Tech, Inc.	81,710	9,971,888
VSE Corp.	14,705	728,044
Willdan Group, Inc.(a)	15,414	580,183

		39,733,193

Entertainment — 1.0%
AMC Entertainment Holdings, Inc., Class A(b)	619,152	35,093,535
Chicken Soup For The Soul Entertainment, Inc.(b)	16,917	700,364
Cinemark Holdings, Inc.	160,615	3,525,499
CuriosityStream, Inc.(b)	38,908	530,705
Golden Entertainment, Inc.	25,903	1,160,454
IMAX Corp.	75,894	1,631,721
Lions Gate Entertainment Corp., Class A(b)	109,862	2,274,144
Lions Gate Entertainment Corp., Class B(b)	161,198	2,949,924
LiveXLive Media, Inc.(b)	71,532	337,631

		48,203,977

Environmental, Maintenance, & Security Service — 0.5%
ABM Industries, Inc.	101,553	4,503,876
BrightView Holdings, Inc.(a)(b)	60,499	975,244
Brink’s Co.	74,013	5,687,159
Healthcare Services Group, Inc.	113,860	3,594,560
IBEX Holdings Ltd.(a)	10,191	198,928
Montrose Environmental Group Inc.(a)	31,883	1,710,842
SP Plus Corp.(a)	34,800	1,064,532

Security	Shares	Value

Environmental, Maintenance, & Security Service (continued)
UniFirst Corp.	22,656	$5,316,004
Vivint Smart Home, Inc.(a)(b)	136,451	1,801,153

		24,852,298

Financial Data & Systems — 0.5%
Atlanticus Holdings Corp.(a)	7,396	293,621
Cass Information Systems, Inc.	22,211	905,098
Donnelley Financial Solutions, Inc.(a)	44,696	1,474,968
Everi Holdings, Inc.(a)	126,074	3,144,286
EVERTEC, Inc.	89,702	3,915,492
Evo Payments, Inc., Class A(a)	68,630	1,903,796
Green Dot Corp., Class A(a)	80,675	3,779,624
GreenBox POS(a)(b)	25,085	299,264
GreenSky, Inc., Class A(a)	96,967	538,167
I3 Verticals, Inc., Class A(a)	28,720	867,918
International Money Express, Inc.(a)(b)	43,459	645,366
LendingClub Corp.(a)	146,091	2,648,630
Priority Technology Holdings, Inc.(a)(b)	9,786	74,765
Repay Holdings Corp.(a)(b)	117,185	2,817,128
Value Line, Inc.	1,578	48,918

		23,357,041

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.	14,822	159,188

Foods — 1.2%
AppHarvest, Inc.(a)(b)	72,423	1,158,768
B&G Foods, Inc.(b)	96,796	3,174,909
BellRing Brands, Inc., Class A(a)	60,091	1,883,252
Chefs’ Warehouse, Inc.(a)	45,634	1,452,530
HF Foods Group, Inc.(a)(b)	54,160	286,506
Hostess Brands, Inc.(a)	199,564	3,230,941
J&J Snack Foods Corp.	22,736	3,965,386
John B Sanfilippo & Son, Inc.	12,516	1,108,542
Laird Superfood, Inc.(a)	11,995	358,291
Lancaster Colony Corp.	28,543	5,523,356
Medifast, Inc.	17,838	5,047,797
Mission Produce, Inc.(a)	53,823	1,114,674
Nature’s Sunshine Products, Inc.	13,928	241,929
Performance Food Group Co.(a)	200,789	9,736,259
Seneca Foods Corp., Class A(a)	10,032	512,435
Simply Good Foods Co.(a)	129,454	4,726,365
SpartanNash Co.	55,087	1,063,730
Tattooed Chef, Inc.(a)(b)	70,246	1,506,777
Tootsie Roll Industries, Inc.	24,156	819,130
TreeHouse Foods, Inc.(a)	78,155	3,479,461
United Natural Foods, Inc.(a)	83,834	3,100,181
Utz Brands, Inc.	88,163	1,921,072
Vital Farms, Inc.(a)(b)	35,380	706,185
Whole Earth Brands, Inc.(a)	54,847	795,281

		56,913,757

Forest Products — 0.2%
Boise Cascade Co.	58,340	3,404,139
UFP Industries, Inc.	90,646	6,738,624

		10,142,763

Forms & Bulk Printing Services — 0.1%
Deluxe Corp.	63,375	3,027,424
Ennis, Inc.	39,632	852,880
RR Donnelley & Sons Co.(a)	104,632	657,089

		4,537,393

S E R I E S S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Fruit & Grain Processing — 0.0%
MGP Ingredients, Inc.	22,934	$1,551,256

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	25,121	928,723
Hillenbrand, Inc.	113,582	5,006,695
Matthews International Corp., Class A	46,359	1,667,070

		7,602,488

Gas Pipeline — 0.1%
Altus Midstream Co., Class A	4,956	334,579
Equitrans Midstream Corp.	615,237	5,235,667

		5,570,246

Glass — 0.0%
Apogee Enterprises, Inc.	38,941	1,586,067

Gold — 0.1%
Coeur Mining, Inc.(b)	363,444	3,227,383
Novagold Resources, Inc.	355,241	2,845,480

		6,072,863

Health Care Equipment & Supplies — 0.1%
Inogen, Inc.(a)	31,294	2,039,430

Health Care Facilities — 0.8%
Apollo Medical Holdings, Inc.(a)(b)	54,586	3,428,547
Brookdale Senior Living, Inc.(a)	280,529	2,216,179
Ensign Group, Inc.	80,117	6,943,740
Hanger, Inc.(a)	57,173	1,445,334
Joint Corp.(a)	20,324	1,705,590
National HealthCare Corp.	18,914	1,322,089
Ontrak, Inc.(a)(b)	12,797	415,647
Pliant Therapeutics, Inc.(a)	38,444	1,119,489
Select Medical Holdings Corp.	167,330	7,071,366
Tenet Healthcare Corp.(a)	161,166	10,796,510
U.S. Physical Therapy, Inc.	19,451	2,253,787

		38,718,278

Health Care Management Services — 0.4%
1Life Healthcare, Inc.(a)(b)	176,519	5,835,718
Computer Programs & Systems, Inc.	20,882	693,909
Magellan Health, Inc.(a)	36,074	3,398,171
Option Care Health, Inc.(a)	168,770	3,691,000
Progyny, Inc.(a)	94,904	5,599,336
Triple-S Management Corp., Class B(a)	33,003	734,977

		19,953,111

Health Care Services — 2.4%
Accelerate Diagnostics, Inc.(a)(b)	52,110	420,007
Accolade, Inc.(a)	76,076	4,131,688
Addus HomeCare Corp.(a)	24,018	2,095,330
Agiliti, Inc.(a)	31,034	678,714
Alignment Healthcare, Inc.(a)	37,295	871,584
Allscripts Healthcare Solutions, Inc.(a)	212,854	3,939,928
American Well Corp., Class A(a)(b)	293,555	3,692,922
AMN Healthcare Services, Inc.(a)	70,797	6,865,893
Aveanna Healthcare Holdings, Inc.(a)	58,037	717,918
Biodesix, Inc.(a)(b)	20,553	271,505
Butterfly Network, Inc.(a)(b)	48,887	707,884
Cara Therapeutics, Inc.(a)	63,494	906,059
CorVel Corp.(a)	13,403	1,800,023
Cross Country Healthcare, Inc.(a)	55,174	910,923
Flexion Therapeutics, Inc.(a)(b)	66,694	548,892
Forian, Inc.(a)(b)	26,005	326,883
Health Catalyst, Inc.(a)(b)	67,482	3,745,926

Security	Shares	Value

Health Care Services (continued)
HealthEquity, Inc.(a)	124,436	$10,014,609
Inari Medical, Inc.(a)	51,310	4,786,197
LHC Group, Inc.(a)(b)	47,016	9,415,424
MEDNAX, Inc.(a)	119,820	3,612,573
ModivCare, Inc.(a)	19,760	3,360,583
NantHealth, Inc.(a)(b)	45,434	105,407
NeoGenomics, Inc.(a)	173,417	7,833,246
NextGen Healthcare, Inc.(a)	79,750	1,323,052
Omnicell, Inc.(a)(b)	65,886	9,978,435
OptimizeRx Corp.(a)	24,536	1,518,778
Ortho Clinical Diagnostics Holdings PLC(a)	133,169	2,851,148
Pennant Group, Inc.(a)	38,847	1,588,842
Phibro Animal Health Corp., Class A	31,916	921,734
Phreesia, Inc.(a)	57,785	3,542,220
Privia Health Group, Inc.(a)	29,290	1,299,597
R1 RCM, Inc.(a)	204,548	4,549,148
Ryman Hospitality Properties, Inc.(a)	81,620	6,444,715
SOC Telemed, Inc.(a)	60,432	343,858
Surgery Partners, Inc.(a)(b)	48,016	3,198,826
Tabula Rasa HealthCare, Inc.(a)(b)	35,951	1,797,550
Talis Biomedical Corp.(a)	18,330	202,180
Tivity Health, Inc.(a)	66,397	1,746,905
Viemed Healthcare, Inc.(a)	53,389	381,731

		113,448,837

Health Care: Miscellaneous — 0.2%
Berkeley Lights, Inc.	71,992	3,225,961
Medpace Holdings, Inc.	44,285	7,822,060

		11,048,021

Home Building — 0.9%
Beazer Homes USA, Inc.(a)	43,548	840,041
Century Communities, Inc.	47,304	3,147,608
Hovnanian Enterprises, Inc., Class A(a)	7,645	812,587
Installed Building Products, Inc.	36,592	4,477,397
KB Home	133,347	5,429,890
Legacy Housing Corp.(a)	14,089	238,245
LGI Homes, Inc.(a)(b)	33,672	5,452,843
M/I Homes, Inc.(a)	44,516	2,611,754
MDC Holdings, Inc.	85,948	4,348,969
Meritage Homes Corp.(a)	56,010	5,269,421
Taylor Morrison Home Corp.(a)	192,045	5,073,829
Tri Pointe Homes, Inc.(a)	184,324	3,950,063

		41,652,647

Hotel/Motel — 0.2%
Bally’s Corp.	49,563	2,681,854
Marcus Corp.	34,260	726,655
NEOGAMES SA	7,827	481,126
Red Rock Resorts, Inc., Class A	94,501	4,016,292

		7,905,927

Household Appliances — 0.0%
Hamilton Beach Brands Holding Co., Class A	10,779	240,048
National Presto Industries, Inc.	7,716	784,332

		1,024,380

Household Equipment & Products — 0.4%
Central Garden & Pet Co.(a)	16,903	894,676
Central Garden & Pet Co., Class A(a)	58,134	2,807,872
Energizer Holdings, Inc.	102,337	4,398,444

80	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Equipment & Products (continued)
Helen of Troy Ltd.(a)	36,880	$8,413,066
Tupperware Brands Corp.(a)	71,767	1,704,466

		18,218,524

Household Furnishings — 0.3%
American Woodmark Corp.(a)	24,508	2,002,058
Bassett Furniture Industries, Inc.	13,681	333,132
Casper Sleep, Inc.(a)	39,570	326,057
Ethan Allen Interiors, Inc.	31,213	861,479
Flexsteel Industries, Inc.	9,438	381,201
Hooker Furniture Corp.	18,337	635,194
Kirkland’s, Inc.(a)	21,128	483,409
La-Z-Boy, Inc.	67,768	2,510,127
Lifetime Brands, Inc.	19,521	292,229
Lovesac Co.(a)	19,504	1,556,224
Purple Innovation, Inc.(a)(b)	76,445	2,018,912
Sleep Number Corp.(a)	36,488	4,011,856

		15,411,878

Insurance: Life — 0.5%
American Equity Investment Life Holding Co.	129,407	4,182,434
Citizens, Inc.(a)(b)	76,911	406,859
CNO Financial Group, Inc.	196,824	4,648,983
Independence Holding Co.	8,767	406,087
MetroMile, Inc.(a)	54,157	495,537
National Western Life Group, Inc., Class A	4,419	991,579
Selectquote, Inc.(a)	203,308	3,915,712
Trean Insurance Group, Inc.(a)	31,544	475,684
Trupanion, Inc.(a)	56,001	6,445,715

		21,968,590

Insurance: Multi-Line — 0.4%
American National Group, Inc.	12,213	1,814,241
BRP Group, Inc., Class A(a)(b)	73,211	1,951,073
Crawford & Co., Class A	27,856	252,654
eHealth, Inc.(a)	39,271	2,293,427
Goosehead Insurance, Inc., Class A	26,661	3,393,945
Horace Mann Educators Corp.	66,033	2,470,955
James River Group Holdings Ltd.	48,689	1,826,811
Maiden Holdings Ltd.(a)	93,379	314,687
Mr Cooper Group, Inc.(a)	107,834	3,564,992
ProSight Global, Inc.(a)(b)	12,399	158,211
SiriusPoint Ltd.(a)(b)	130,195	1,311,064
Watford Holdings Ltd.(a)	25,862	904,912

		20,256,972

Insurance: Property-Casualty — 1.4%
AMERISAFE, Inc.	27,454	1,638,729
Argo Group International Holdings Ltd.	47,416	2,457,571
Donegal Group, Inc., Class A	16,442	239,560
Employers Holdings, Inc.	44,106	1,887,737
Enstar Group Ltd.(a)	20,469	4,890,453
Essent Group Ltd.	167,256	7,518,157
Genworth Financial, Inc., Class A(a)	761,926	2,971,511
Greenlight Capital Re Ltd., Class A(a)	45,606	416,383
HCI Group, Inc.	9,261	920,821
Heritage Insurance Holdings, Inc.	37,672	323,226
Hilltop Holdings, Inc.	97,415	3,545,906
Investors Title Co.	2,120	370,216
Kinsale Capital Group, Inc.	33,173	5,465,915
NI Holdings, Inc.(a)	17,790	338,188
NMI Holdings, Inc., Class A(a)	132,645	2,981,860
Palomar Holdings, Inc.(a)	37,025	2,793,907

Security	Shares	Value

Insurance: Property-Casualty (continued)
ProAssurance Corp.	79,587	$1,810,604
Radian Group, Inc.	290,193	6,456,794
RLI Corp.	60,339	6,310,856
Safety Insurance Group, Inc.	21,829	1,708,774
Selective Insurance Group, Inc.	91,591	7,432,610
State Auto Financial Corp.	27,251	466,537
Stewart Information Services Corp.	40,510	2,296,512
United Fire Group, Inc.	30,461	844,684
United Insurance Holdings Corp.	29,849	170,139
Universal Insurance Holdings, Inc.	42,660	592,121

		66,849,771

International Trade & Diversified Logistic — 0.1%
CryoPort, Inc.	61,075	3,853,833
Radiant Logistics, Inc.	64,753	448,738
Vectrus, Inc.	17,636	839,297

		5,141,868

Internet Software & Services — 0.1%
ChannelAdvisor Corp.	42,543	1,042,729
eGain Corp.	34,204	392,662
Gogo, Inc.(b)	103,780	1,181,016
MediaAlpha, Inc., Class A	32,376	1,363,030
Quotient Technology, Inc.	131,056	1,416,715
TrueCar, Inc.	150,084	847,975

		6,244,127

Leisure Time — 0.8%
Acushnet Holdings Corp.	51,300	2,534,220
American Outdoor Brands, Inc.(a)	20,502	720,440
AMMO, Inc.(a)	97,474	954,270
Callaway Golf Co.	175,795	5,929,565
Clarus Corp.	31,331	805,207
Drive Shack, Inc.(a)	124,388	411,724
Escalade, Inc.	15,322	351,640
Genius Brands International, Inc.(a)(b)	431,518	793,993
Hilton Grand Vacations, Inc.(a)	129,989	5,380,245
Johnson Outdoors, Inc., Class A	7,691	930,611
Latham Group, Inc.(a)	34,059	1,088,526
Liberty TripAdvisor Holdings, Inc., Class A(a)	111,831	455,152
Lindblad Expeditions Holdings, Inc.(a)	39,589	633,820
Madison Square Garden Entertainment Corp.(a)	28,363	2,381,641
Nautilus, Inc.(a)(b)	45,255	762,547
OneSpaWorld Holdings Ltd.(a)	87,454	847,429
RCI Hospitality Holdings, Inc.	12,464	825,117
SeaWorld Entertainment, Inc.(a)	77,268	3,858,764
Smith & Wesson Brands, Inc.	81,221	2,818,369
Sturm Ruger & Co., Inc.	25,827	2,323,913
Vista Outdoor, Inc.(a)	88,810	4,110,127

		38,917,320

Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd.(a)	52,402	348,997

Luxury Items — 0.2%
Movado Group, Inc.	24,262	763,525
Signet Jewelers Ltd.(a)	79,086	6,389,358

		7,152,883

Machinery: Agricultural — 0.1%
Alamo Group, Inc.	14,516	2,216,303
Lindsay Corp.	16,020	2,647,785

S E R I E S S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery: Agricultural (continued)
Titan International, Inc.(a)	75,991	$644,404
Titan Machinery, Inc.(a)	29,884	924,611

		6,433,103

Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.	33,437	2,104,525
Douglas Dynamics, Inc.	35,071	1,427,039
Manitowoc Co., Inc.(a)	51,092	1,251,754
Terex Corp.	102,589	4,885,288

		9,668,606

Machinery: Industrial — 1.6%
AgEagle Aerial Systems, Inc.(a)(b)	100,550	529,899
Altra Industrial Motion Corp.	97,518	6,340,620
Applied Industrial Technologies, Inc.	59,370	5,406,232
Chart Industries, Inc.(a)	55,414	8,108,176
Columbus McKinnon Corp.	42,217	2,036,548
Desktop Metal, Inc., Class A(a)	126,753	1,457,659
DXP Enterprises, Inc.(a)	25,709	856,110
EnPro Industries, Inc.	31,587	3,068,677
EVI Industries, Inc.(a)(b)	7,342	208,513
ExOne Co.(a)	31,204	675,255
Hydrofarm Holdings Group, Inc.(a)	16,866	996,949
Hyliion Holdings Corp.(a)(b)	177,447	2,067,258
Hyster-Yale Materials Handling, Inc.	14,893	1,086,891
John Bean Technologies Corp.	47,251	6,738,938
Kadant, Inc.	16,978	2,989,656
Kennametal, Inc.	127,271	4,571,574
Mayville Engineering Co., Inc.(a)	9,414	189,316
Nikola Corp.(a)(b)	303,889	5,488,235
Omega Flex, Inc.	4,242	622,344
Proto Labs, Inc.(a)(b)	41,980	3,853,764
SPX Corp.(a)(b)	67,529	4,124,671
SPX FLOW, Inc.	63,846	4,165,313
Tennant Co.	26,822	2,141,737
Welbilt, Inc.(a)	198,446	4,594,025

		72,318,360

Machinery: Specialty — 0.1%
Albany International Corp., Class A	46,518	4,152,197

Manufactured Housing — 0.2%
Cavco Industries, Inc.	14,005	3,111,771
Skyline Champion Corp.	79,937	4,260,642

		7,372,413

Medical & Dental Instruments & Supplies — 2.4%
Akoya Biosciences, Inc.(a)	12,187	235,697
Alphatec Holdings, Inc.(a)	109,346	1,675,181
AngioDynamics, Inc.(a)	54,478	1,477,988
Anika Therapeutics, Inc.(a)(b)	21,406	926,666
Antares Pharma, Inc.(a)(b)	243,433	1,061,368
Apyx Medical Corp.(a)	50,717	522,892
Asensus Surgical, Inc.(a)(b)	353,864	1,121,749
AtriCure, Inc.(a)	69,310	5,498,362
Atrion Corp.	2,173	1,349,281
Avanos Medical, Inc.(a)	72,524	2,637,698
Axogen, Inc.(a)(b)	55,140	1,191,575
BioLife Solutions, Inc.(a)	36,395	1,619,942
Cardiovascular Systems, Inc.(a)	60,505	2,580,538
Cerus Corp.(a)	250,220	1,478,800
Community Health Systems, Inc.(a)	187,732	2,898,582
CONMED Corp.	44,073	6,056,952

Security	Shares	Value

Medical & Dental Instruments & Supplies (continued)
CryoLife, Inc.(a)	58,286	$1,655,322
Cutera, Inc.(a)	26,637	1,306,012
Eargo, Inc.(a)	29,019	1,158,148
Exagen, Inc.(a)	20,018	300,070
InfuSystem Holdings, Inc.(a)	23,537	489,334
Intersect ENT, Inc.(a)	49,911	852,979
Invacare Corp.(a)	50,360	406,405
LeMaitre Vascular, Inc.	26,417	1,611,965
LivaNova PLC(a)	76,517	6,435,845
Meridian Bioscience, Inc.(a)	63,560	1,409,761
Merit Medical Systems, Inc.(a)	78,484	5,074,775
NanoString Technologies, Inc.(a)	69,960	4,532,708
Neogen Corp.(a)(b)	164,304	7,564,556
NuVasive, Inc.(a)(b)	78,900	5,347,842
Ocular Therapeutix, Inc.(a)(b)	116,515	1,652,183
OraSure Technologies, Inc.(a)	106,969	1,084,666
Organogenesis Holdings, Inc.(a)	57,622	957,678
Orthofix Medical, Inc.(a)	27,983	1,122,398
OrthoPediatrics Corp.(a)(b)	20,339	1,285,018
Outset Medical, Inc.(a)(b)	68,796	3,438,424
Owens & Minor, Inc.	110,329	4,670,227
Patterson Cos., Inc.	127,815	3,884,298
Pulmonx Corp.(a)	38,148	1,683,090
Retractable Technologies, Inc.(a)(b)	22,619	261,476
SeaSpine Holdings Corp.(a)	50,511	1,035,981
Senseonics Holdings, Inc.(a)(b)	627,580	2,409,907
Sientra, Inc.(a)	81,563	649,242
STAAR Surgical Co.(a)	71,244	10,864,710
Surmodics, Inc.(a)	20,853	1,131,275
TransMedics Group, Inc.(a)	38,379	1,273,415
Treace Medical Concepts, Inc.(a)	16,003	500,254
Utah Medical Products, Inc.	5,607	476,819
ViewRay, Inc.(a)	220,882	1,457,821

		110,317,875

Medical Equipment — 1.7%
Accuray, Inc.(a)	139,476	630,431
Acutus Medical, Inc.(a)	21,186	359,738
AdaptHealth Corp.(a)	118,127	3,237,861
Apria, Inc.(a)	8,380	234,640
Bionano Genomics, Inc.(a)(b)	424,973	3,115,052
CareDx, Inc.(a)	76,088	6,963,574
ClearPoint Neuro, Inc.(a)	27,334	521,806
Fluidigm Corp.(a)(b)	114,760	706,922
Glaukos Corp.(a)	69,676	5,910,615
Haemonetics Corp.(a)	76,168	5,075,835
Icad, Inc.(a)	29,695	514,020
Inspire Medical Systems, Inc.(a)	40,628	7,851,767
iRadimed Corp.(a)	9,949	292,600
iRhythm Technologies, Inc.(a)	45,126	2,994,110
Lantheus Holdings, Inc.(a)(b)	102,712	2,838,960
Luminex Corp.	71,732	2,639,738
Misonix, Inc.(a)	17,761	393,939
Natus Medical, Inc.(a)	50,504	1,312,094
Neuronetics, Inc.(a)	36,640	586,973
Nevro Corp.(a)	52,942	8,777,254
PAVmed, Inc.(a)	127,532	816,205
Quanterix Corp.(a)	46,651	2,736,548
Quotient Ltd.(a)(b)	105,937	385,611
Seer, Inc.(a)(b)	21,409	701,787
Shockwave Medical, Inc.(a)	50,952	9,667,123

82	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Medical Equipment (continued)
SI-BONE, Inc.(a)	51,670	$1,626,055
Silk Road Medical, Inc.(a)	51,381	2,459,095
Soliton, Inc.(a)	18,950	426,185
Stereotaxis, Inc.(a)	67,714	652,763
Tactile Systems Technology, Inc.(a)	28,003	1,456,156
Vapotherm, Inc.(a)(b)	39,125	924,915
Varex Imaging Corp.(a)	56,532	1,516,188
Zynex, Inc.(a)	27,556	427,945

		78,754,505

Medical Services — 0.1%
Aspira Women’s Health, Inc.	130,095	731,134
DermTech, Inc.(b)	35,735	1,485,504
Fulgent Genetics, Inc.(b)	30,574	2,819,840
Innovage Holding Corp.	27,096	577,416
Inotiv, Inc.	18,456	492,406
NeuroPace, Inc.	9,798	233,094

		6,339,394

Metal Fabricating — 0.8%
Compx International, Inc.	2,464	51,177
DMC Global, Inc.(a)	28,677	1,611,934
GrafTech International Ltd.	257,197	2,988,629
Haynes International, Inc.	18,971	671,194
Lawson Products, Inc.(a)	6,868	367,507
MRC Global, Inc.(a)	121,138	1,138,697
Mueller Industries, Inc.	87,419	3,786,117
Mueller Water Products, Inc., Class A	242,461	3,496,288
NN, Inc.(a)	62,601	460,117
Northwest Pipe Co.(a)(b)	14,320	404,540
RBC Bearings, Inc.(a)	37,174	7,413,239
Rexnord Corp.	181,889	9,101,726
Worthington Industries, Inc.	53,223	3,256,183

		34,747,348

Metals & Minerals: Diversified — 0.8%
Commercial Metals Co.	185,931	5,711,800
Compass Minerals International, Inc.	52,140	3,089,817
Constellium SE(a)(b)	184,477	3,495,839
Energy Fuels, Inc.(a)(b)	205,360	1,242,428
Ferroglobe PLC(c)	42,394	1
Gatos Silver, Inc.(a)	52,337	915,374
Hecla Mining Co.	826,628	6,150,112
Intrepid Potash, Inc.(a)	14,601	465,188
Materion Corp.	30,793	2,320,253
Minerals Technologies, Inc.	51,444	4,047,100
MP Materials Corp.(a)(b)	110,313	4,066,137
Oil-Dri Corp. of America	8,646	295,520
Perpetua Resources Corp.(a)	39,494	288,306
PolyMet Mining Corp.(a)(b)	61,631	222,488
SunCoke Energy, Inc.	124,359	887,923
U.S. Silica Holdings, Inc.(a)	111,690	1,291,136
United States Lime & Minerals, Inc.	3,248	451,764

		34,941,186

Office Supplies & Equipment — 0.3%
ACCO Brands Corp.	141,218	1,218,711
Eastman Kodak Co.(a)(b)	69,585	578,947
Herman Miller, Inc.	88,668	4,179,810
HNI Corp.	65,207	2,867,152
Kimball International, Inc., Class B	54,723	719,607
Knoll, Inc.	75,616	1,965,260

Security	Shares	Value

Office Supplies & Equipment (continued)
Pitney Bowes, Inc.	275,637	$2,417,336
Steelcase, Inc., Class A	132,169	1,997,074

		15,943,897

Oil & Gas Producers — 0.1%
Kosmos Energy Ltd.(a)	621,587	2,150,691

Oil Well Equipment & Services — 0.8%
Bristow Group, Inc.(a)	9,830	251,746
Cactus, Inc., Class A	84,340	3,096,965
ChampionX Corp.(a)	307,963	7,899,251
Dril-Quip, Inc.(a)	53,209	1,800,060
Frank’s International NV(a)	231,077	700,163
FTS International, Inc., Class A(a)(b)	13,775	389,695
Helix Energy Solutions Group, Inc.(a)(b)	214,480	1,224,681
Helmerich & Payne, Inc.	160,683	5,243,086
Liberty Oilfield Services, Inc., Class A(a)	142,279	2,014,671
Matrix Service Co.(a)	40,520	425,460
Nabors Industries Ltd.(a)	10,577	1,208,316
National Energy Services Reunited Corp.(a)(b)	41,955	597,859
Newpark Resources, Inc.(a)	134,778	466,332
NexTier Oilfield Solutions, Inc.(a)	245,665	1,169,365
Oceaneering International, Inc.(a)	151,036	2,351,631
Oil States International, Inc.(a)	89,068	699,184
Patterson-UTI Energy, Inc.	275,660	2,740,060
ProPetro Holding Corp.(a)	121,968	1,117,227
RPC, Inc.(a)	88,750	439,313
Select Energy Services, Inc., Class A(a)	87,959	531,272
Solaris Oilfield Infrastructure, Inc., Class A	44,889	437,219
TETRA Technologies, Inc.(a)	185,918	806,884

		35,610,440

Oil, Gas & Consumable Fuels — 0.1%
Archrock, Inc.	218,921	1,950,586
DHT Holdings, Inc.	217,681	1,412,750
Dorian LPG Ltd.(a)	39,305	554,986
Frontline Ltd.	176,909	1,592,181

		5,510,503

Oil: Crude Producers — 2.4%
Antero Resources Corp.(a)	432,982	6,507,719
Berry Corp.	106,962	718,785
Bonanza Creek Energy, Inc.	46,870	2,206,171
Brigham Minerals, Inc., Class A	63,128	1,343,995
California Resources Corp.(a)(b)	126,996	3,827,659
Callon Petroleum Co.(a)	60,500	3,490,245
Centennial Resource Development, Inc., Class A(a)	274,674	1,862,290
Chesapeake Energy Corp.	149,478	7,760,898
CNX Resources Corp.(a)	342,630	4,680,326
Comstock Resources, Inc.(a)	138,213	921,881
Contango Oil & Gas Co.(a)(b)	226,619	978,994
CVR Energy, Inc.	46,161	829,051
Denbury, Inc.(a)(b)	76,447	5,869,601
Earthstone Energy, Inc., Class A(a)(b)	32,802	363,118
Extraction Oil & Gas, Inc.(a)	23,858	1,310,043
Falcon Minerals Corp.	63,528	322,722
Gevo, Inc.(a)(b)	294,313	2,139,655
Laredo Petroleum Inc.(a)(b)	19,197	1,781,290
Magnolia Oil & Gas Corp., Class A(a)	212,568	3,322,438
Meta Materials, Inc.(a)	93,738	702,098
Murphy Oil Corp.	221,451	5,155,379
Northern Oil and Gas, Inc.	72,990	1,516,002

S E R I E S S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil: Crude Producers (continued)
Oasis Petroleum, Inc.	30,512	$3,067,982
ONE Gas, Inc.	78,658	5,830,131
Ovintiv, Inc.	398,085	12,527,735
PDC Energy, Inc.	151,791	6,950,510
Penn Virginia Corp.(a)	22,943	541,684
Range Resources Corp.(a)	361,839	6,064,422
Riley Exploration Permian, Inc.	3,456	100,155
SM Energy Co.	182,499	4,494,950
Southwestern Energy Co.(a)(b)	1,063,213	6,028,418
Talos Energy, Inc.(a)	56,899	889,900
Tellurian, Inc.(a)	483,823	2,249,777
Ur-Energy, Inc.(a)	266,438	373,013
Vine Energy, Inc.(a)	31,721	494,530
W&T Offshore, Inc.(a)	145,832	707,285
Whiting Petroleum Corp.(a)	59,803	3,262,254

		111,193,106

Oil: Refining & Marketing — 0.3%
Clean Energy Fuels Corp.(a)(b)	209,911	2,130,597
Delek US Holdings, Inc.	99,741	2,156,400
Par Pacific Holdings, Inc.(a)	75,925	1,277,059
PBF Energy, Inc., Class A(a)	146,181	2,236,569
Renewable Energy Group, Inc.(a)	69,048	4,304,452
World Fuel Services Corp.	92,439	2,933,090

		15,038,167

Paints & Coatings — 0.2%
Chase Corp.	10,670	1,094,849
Ferro Corp.(a)	124,313	2,681,431
HB Fuller Co.	80,482	5,119,460
Kronos Worldwide, Inc.	43,944	629,278

		9,525,018

Paper — 0.2%
Clearwater Paper Corp.(a)	23,817	689,978
Domtar Corp.(a)	76,080	4,181,357
Glatfelter Corp.	66,295	926,141
Neenah, Inc.	25,262	1,267,395
Schweitzer-Mauduit International, Inc.	47,249	1,907,915
Verso Corp., Class A	49,235	871,459

		9,844,245

Personal Care — 0.4%
Beauty Health Co.(a)(b)	70,206	1,179,461
Edgewell Personal Care Co.	81,651	3,584,479
Honest Co., Inc.(a)	38,547	624,076
Nu Skin Enterprises, Inc., Class A	74,991	4,248,240
USANA Health Sciences, Inc.(a)	19,343	1,981,303
Veru, Inc.(a)(b)	95,480	770,523
WD-40 Co.	21,278	5,453,339

		17,841,421

Pharmaceuticals — 2.4%
ACADIA Pharmaceuticals, Inc.(a)	180,341	4,398,517
Aclaris Therapeutics, Inc.(a)	65,328	1,147,160
Aerie Pharmaceuticals, Inc.(a)	68,373	1,094,652
Alkermes PLC(a)	240,561	5,898,556
Amneal Pharmaceuticals, Inc.(a)	149,149	763,643
Amphastar Pharmaceuticals, Inc.(a)(b)	57,581	1,160,833
Ampio Pharmaceuticals, Inc.(a)(b)	271,916	454,100
Angion Biomedica Corp.(a)	7,705	100,319
Arrowhead Pharmaceuticals, Inc.(a)	153,393	12,704,008
Atea Pharmaceuticals, Inc.(a)(b)	97,104	2,085,794

Security	Shares	Value

Pharmaceuticals (continued)
Athira Pharma, Inc.(a)	48,613	$497,797
Axonics, Inc.(a)	62,793	3,981,704
Axsome Therapeutics, Inc.(a)(b)	42,099	2,839,999
Cassava Sciences, Inc.(a)	57,803	4,938,688
Cerecor, Inc.(a)	57,957	189,519
Chimerix, Inc.(a)	110,285	882,280
ChromaDex Corp.(a)	63,398	625,104
Citius Pharmaceuticals, Inc.(a)(b)	169,706	590,577
Corcept Therapeutics, Inc.(a)	146,991	3,233,802
CorMedix, Inc.(a)(b)	52,097	357,386
Dicerna Pharmaceuticals, Inc.(a)	107,094	3,996,748
Durect Corp.(a)	330,083	538,035
Eagle Pharmaceuticals, Inc.(a)	15,735	673,458
Edgewise Therapeutics, Inc.(a)	17,980	383,513
Enanta Pharmaceuticals, Inc.(a)	28,878	1,270,921
Endo International PLC(a)	345,914	1,618,878
Esperion Therapeutics, Inc.(a)(b)	39,709	839,845
Evolus, Inc.(a)(b)	51,241	648,199
Harmony Biosciences Holdings, Inc.(a)(b)	33,492	945,479
Heska Corp.(a)	14,374	3,302,139
Ikena Oncology, Inc.(a)	15,652	219,754
Infinity Pharmaceuticals Inc.(a)	128,670	384,723
Innoviva, Inc.(a)	97,493	1,307,381
Intra-Cellular Therapies, Inc.(a)	106,599	4,351,371
Ironwood Pharmaceuticals, Inc.(a)(b)	222,059	2,857,899
Landos Biopharma, Inc.(a)	8,208	94,802
MEI Pharma, Inc.(a)	169,441	482,907
Mind Medicine MindMed, Inc.(a)	484,693	1,672,191
Nuvation Bio, Inc.(a)	52,868	492,201
Omthera Pharmaceuticals, Inc.(c)	1,326	—
Oramed Pharmaceuticals, Inc.(a)(b)	39,295	525,767
Pacira BioSciences, Inc.(a)	67,293	4,083,339
Paratek Pharmaceuticals, Inc.(a)	68,365	466,249
PetIQ, Inc.(a)(b)	43,291	1,671,033
Prestige Consumer Healthcare, Inc.(a)(b)	75,383	3,927,454
Radius Health, Inc.(a)	70,039	1,277,511
Rain Therapeutics, Inc.(a)(b)	14,152	219,922
Reata Pharmaceuticals, Inc., Class A(a)	41,419	5,862,031
Revance Therapeutics, Inc.(a)	106,318	3,151,266
Seelos Therapeutics, Inc.(a)	116,865	308,524
SIGA Technologies, Inc.(a)(b)	64,724	406,467
Spectrum Pharmaceuticals, Inc.(a)	216,745	812,794
Supernus Pharmaceuticals, Inc.(a)	74,652	2,298,535
Syndax Pharmaceuticals, Inc.(a)	67,817	1,164,418
Tarsus Pharmaceuticals, Inc.(a)	17,101	495,587
Terns Pharmaceuticals, Inc.(a)	12,074	148,027
TG Therapeutics, Inc.(a)(b)	195,063	7,566,494
TherapeuticsMD, Inc.(a)	504,604	600,479
Theravance Biopharma, Inc.(a)	83,329	1,209,937
Tonix Pharmaceuticals Holding Corp.(a)	490,626	544,595
Zogenix, Inc.(a)(b)	84,910	1,467,245

		112,232,556
Photography — 0.1%
GoPro, Inc., Class A(a)	189,273	2,205,030

Plastics — 0.1%
Trinseo SA	60,958	3,647,727

Power Transmission Equipment — 0.2%
Advanced Energy Industries, Inc.	58,169	6,556,228

84	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Power Transmission Equipment (continued)
Babcock & Wilcox Enterprises, Inc.(a)	83,634	$659,036
Powell Industries, Inc.	13,696	423,891
Vicor Corp.(a)	31,477	3,328,378

		10,967,533

Printing & Copying Services — 0.2%
Casella Waste Systems, Inc., Class A	76,170	4,831,463
Cimpress PLC	26,653	2,889,452

		7,720,915

Producer Durables: Miscellaneous — 0.0%
Park-Ohio Holdings Corp.	13,595	436,943

Production Technology Equipment — 0.5%
Axcelis Technologies, Inc.(a)	49,360	1,995,131
Cohu, Inc.(a)	69,976	2,574,417
Ichor Holdings Ltd.(a)	43,766	2,354,611
Onto Innovation, Inc.(a)	73,287	5,352,882
Photronics, Inc.(a)	93,999	1,241,727
Ultra Clean Holdings, Inc.(a)	65,723	3,530,640
Veeco Instruments, Inc.(a)	72,417	1,740,905
Xperi Holding Corp.	157,859	3,510,784

		22,301,097

Publishing — 0.2%
Daily Journal Corp.(a)	1,917	648,904
Eros STX Global Corp.(a)(b)	485,200	742,356
Gannett Co., Inc.(a)	200,394	1,100,163
John Wiley & Sons, Inc., Class A	64,890	3,905,080
Meredith Corp.(a)	61,136	2,655,748
Scholastic Corp.	43,239	1,638,326

		10,690,577

Radio & TV Broadcasters — 0.4%
Entravision Communications Corp., Class A	88,471	590,986
Gray Television, Inc.	131,240	3,071,016
iHeartMedia, Inc., Class A(a)	169,660	4,568,944
Liberty Media Corp.-Liberty Braves, Class A(a)	14,423	407,017
Liberty Media Corp.-Liberty Braves, Class C(a)	55,028	1,528,127
MSG Networks, Inc., Class A(a)(b)	45,407	662,034
Sinclair Broadcast Group, Inc., Class A	67,750	2,250,655
TEGNA, Inc.	336,614	6,314,879

		19,393,658

Railroad Equipment — 0.1%
Greenbrier Cos., Inc.	47,548	2,072,142
Trinity Industries, Inc.	129,952	3,494,409

		5,566,551

Real Estate — 0.7%
Cushman & Wakefield PLC(a)	181,915	3,178,055
eXp World Holdings, Inc.(a)(b)	93,478	3,624,142
Kennedy-Wilson Holdings, Inc.	178,563	3,548,047
Newmark Group, Inc., Class A	218,045	2,618,720
Realogy Holdings Corp.(a)	174,144	3,172,904
Redfin Corp.(a)	154,104	9,771,735
Retail Value, Inc.	23,816	517,998
RMR Group, Inc., Class A	22,731	878,326
St. Joe Co.	49,727	2,218,321
Tejon Ranch Co.(a)	32,564	495,298

		30,023,546

Real Estate Investment Trusts (REITs) — 6.4%
Acadia Realty Trust	125,699	2,760,350
AFC Gamma, Inc.	10,773	222,462

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Agree Realty Corp.	102,245	$7,207,250
Alexander & Baldwin, Inc.	110,075	2,016,574
Alexander’s, Inc.	3,225	864,139
American Assets Trust, Inc.	76,906	2,867,825
American Finance Trust, Inc.	168,230	1,426,590
Apartment Investment and Management Co., Class A	224,921	1,509,220
Apollo Commercial Real Estate Finance, Inc.	214,194	3,416,394
Apple Hospitality REIT, Inc.	315,111	4,808,594
Arbor Realty Trust, Inc.	189,202	3,371,580
Ares Commercial Real Estate Corp.	62,781	922,253
Armada Hoffler Properties, Inc.	89,285	1,186,598
ARMOUR Residential REIT, Inc.	97,324	1,111,440
Ashford Hospitality Trust, Inc.(a)	169,783	774,210
Blackstone Mortgage Trust, Inc., Class A	208,555	6,650,819
Braemar Hotels & Resorts, Inc.(a)	67,993	422,237
Brandywine Realty Trust	247,355	3,391,237
BrightSpire Capital, Inc.	129,290	1,215,326
Broadmark Realty Capital, Inc.	189,714	2,009,071
Broadstone Net Lease, Inc.	212,502	4,974,672
BRT Apartments Corp.	16,395	284,289
Capstead Mortgage Corp.	143,530	881,274
CareTrust REIT, Inc.	149,492	3,472,699
Catchmark Timber Trust, Inc., Class A	76,183	891,341
Centerspace	19,765	1,559,459
Chatham Lodging Trust(a)	71,747	923,384
City Office REIT, Inc.	66,662	828,609
Clipper Realty, Inc.	23,302	171,270
Community Healthcare Trust, Inc.	33,352	1,582,886
CoreCivic, Inc.(a)	182,732	1,913,204
Corporate Office Properties Trust	91,666	2,565,731
CTO Realty Growth, Inc.	9,099	486,978
DiamondRock Hospitality Co.(a)	303,459	2,943,552
DigitalBridge Group, Inc.(a)	726,977	5,743,118
Diversified Healthcare Trust	362,135	1,513,724
Dynex Capital, Inc.	45,934	857,128
Easterly Government Properties, Inc.	132,524	2,793,606
EastGroup Properties, Inc.	61,550	10,121,897
Ellington Financial, Inc.	62,839	1,203,367
Empire State Realty Trust, Inc., Class A	212,920	2,555,040
Equity Commonwealth	181,688	4,760,226
Essential Properties Realty Trust, Inc.	177,858	4,809,280
Farmland Partners, Inc.	55,584	669,787
Four Corners Property Trust, Inc.	111,156	3,069,017
Franklin Street Properties Corp.	182,985	962,501
Geo Group, Inc.	181,328	1,291,055
Getty Realty Corp.	60,118	1,872,676
Gladstone Commercial Corp.	57,026	1,286,507
Gladstone Land Corp.	40,162	966,298
Global Medical REIT, Inc.	83,544	1,233,109
Global Net Lease, Inc.	141,534	2,618,379
Granite Point Mortgage Trust, Inc.	91,236	1,345,731
Great Ajax Corp.	35,257	457,636
Healthcare Realty Trust, Inc.	220,155	6,648,681
Hersha Hospitality Trust(a)	52,620	566,191
Independence Realty Trust, Inc.	152,026	2,771,434
Indus Realty Trust, Inc.	4,483	294,309
Industrial Logistics Properties Trust	98,858	2,584,148
Innovative Industrial Properties, Inc.	36,423	6,957,521
Invesco Mortgage Capital, Inc.	406,806	1,586,543
iStar, Inc.	105,086	2,178,433

S E R I E S S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Kite Realty Group Trust	126,506	$2,784,397
KKR Real Estate Finance Trust, Inc.	54,000	1,168,020
Lexington Realty Trust	423,117	5,056,248
LTC Properties, Inc.	59,517	2,284,858
Mack-Cali Realty Corp.	131,036	2,247,267
MFA Financial, Inc.	689,374	3,164,227
Monmouth Real Estate Investment Corp.	145,021	2,714,793
National Health Investors, Inc.	65,258	4,375,549
National Storage Affiliates Trust	104,124	5,264,509
New Senior Investment Group, Inc.	121,530	1,067,033
New York Mortgage Trust, Inc.	586,018	2,619,500
NexPoint Residential Trust, Inc.	33,544	1,844,249
Office Properties Income Trust	73,057	2,141,301
One Liberty Properties, Inc.	25,572	725,989
Orchid Island Capital, Inc.	120,605	625,940
Outfront Media, Inc.(a)	218,998	5,262,522
Paramount Group, Inc.	277,578	2,795,210
Pebblebrook Hotel Trust	195,467	4,603,248
PennyMac Mortgage Investment Trust	143,878	3,030,071
Physicians Realty Trust	326,051	6,022,162
Piedmont Office Realty Trust, Inc., Class A	188,849	3,488,041
Plymouth Industrial REIT, Inc.	46,393	928,788
Postal Realty Trust, Inc., Class A	14,866	271,156
PotlatchDeltic Corp.	103,499	5,500,972
Preferred Apartment Communities, Inc., Class A	70,236	684,801
PS Business Parks, Inc.	30,026	4,446,250
QTS Realty Trust, Inc., Class A	104,330	8,064,709
Ready Capital Corp.	89,562	1,421,349
Redwood Trust, Inc.	173,328	2,092,069
Retail Opportunity Investments Corp.	179,348	3,167,286
Retail Properties of America, Inc., Class A	326,363	3,736,856
RLJ Lodging Trust	252,091	3,839,346
RPT Realty	124,389	1,614,569
Sabra Health Care REIT, Inc.	331,229	6,028,368
Safehold, Inc.	27,053	2,123,661
Saul Centers, Inc.	18,784	853,733
Seritage Growth Properties, Class A(a)	60,705	1,116,972
Service Properties Trust	249,927	3,149,080
STAG Industrial, Inc.	241,630	9,044,211
Summit Hotel Properties, Inc.(a)	157,085	1,465,603
Sunstone Hotel Investors, Inc.(a)	330,699	4,107,282
Tanger Factory Outlet Centers, Inc.	150,303	2,833,212
Terreno Realty Corp.	104,942	6,770,858
TPG RE Finance Trust, Inc.	91,270	1,227,582
UMH Properties, Inc.	57,223	1,248,606
Uniti Group, Inc.	295,200	3,126,168
Universal Health Realty Income Trust	19,651	1,209,519
Urban Edge Properties	177,499	3,390,231
Urstadt Biddle Properties, Inc., Class A	46,471	900,608
Washington Real Estate Investment Trust	126,525	2,910,075
Whitestone REIT	63,460	523,545
Xenia Hotels & Resorts, Inc.(a)	171,661	3,215,211

		299,648,669

Real Estate Management & Development — 0.1%
Bluegreen Vacations Holding Corp.	28,360	510,480
CorePoint Lodging, Inc.	63,254	676,818
Fathom Holdings, Inc.(b)	7,107	233,038

Security	Shares	Value

Real Estate Management & Development (continued)
Forestar Group, Inc.	25,815	$539,792
Rafael Holdings, Inc., Class B	14,112	720,418

		2,680,546

Recreational Vehicles & Boats — 0.3%
Arcimoto, Inc.(a)(b)	42,318	727,446
Camping World Holdings, Inc., Class A	64,814	2,656,726
Lazydays Holdings, Inc.(a)	10,594	233,068
LCI Industries	37,202	4,889,087
Malibu Boats, Inc., Class A(a)	31,562	2,314,441
Marine Products Corp.	12,431	191,935
MasterCraft Boat Holdings, Inc.(a)	28,157	740,248
Winnebago Industries, Inc.	50,479	3,430,553

		15,183,504

Rental & Leasing Services: Consumer — 0.4%
Avis Budget Group, Inc.(a)(b)	77,670	6,049,716
Rent-A-Center, Inc.	99,286	5,269,108
WillScot Mobile Mini Holdings Corp.(a)	287,603	8,015,496

		19,334,320

Restaurants — 1.4%
Biglari Holdings, Inc., Class B(a)	1,622	258,660
BJ’s Restaurants, Inc.(a)	33,625	1,652,333
Bloomin’ Brands, Inc.(a)	130,525	3,542,448
Brinker International, Inc.(a)	70,134	4,337,788
Carrols Restaurant Group, Inc.(a)	50,844	305,572
Cheesecake Factory, Inc.(a)	64,551	3,497,373
Cracker Barrel Old Country Store, Inc.	36,215	5,376,479
Dave & Buster’s Entertainment, Inc.(a)	65,125	2,644,075
Del Taco Restaurants, Inc.	41,933	419,749
Denny’s Corp.(a)	102,838	1,695,799
Dine Brands Global, Inc.(a)	23,622	2,108,264
El Pollo Loco Holdings, Inc.(a)	27,176	497,049
Esports Technologies, Inc.(a)	11,073	233,197
Fiesta Restaurant Group, Inc.(a)	26,448	355,197
Hall of Fame Resort & Entertainment Co.(a)(b)	82,051	322,460
Jack in the Box, Inc.	35,047	3,905,638
Kura Sushi USA, Inc., Class A(a)(b)	5,130	194,991
Nathan’s Famous, Inc.	4,875	347,685
Noodles & Co.(a)	67,772	845,795
ONE Group Hospitality, Inc.(a)	27,429	302,268
Papa John’s International, Inc.	50,084	5,230,773
Red Robin Gourmet Burgers, Inc.(a)	23,276	770,668
Rush Street Interactive, Inc.(a)	78,534	962,827
Ruth’s Hospitality Group, Inc.(a)	49,520	1,140,446
Shake Shack, Inc., Class A(a)	57,167	6,118,012
Texas Roadhouse, Inc.	105,635	10,162,087
Wingstop, Inc.	46,263	7,292,437

		64,520,070

Scientific Instruments: Control & Filter — 0.7%
Arlo Technologies, Inc.(a)	121,287	821,113
Brady Corp., Class A	74,093	4,152,172
CIRCOR International, Inc.(a)	29,639	966,232
Energy Recovery, Inc.(a)	62,036	1,413,180
ESCO Technologies, Inc.	37,330	3,501,927
Gorman-Rupp Co.	33,421	1,151,019
Helios Technologies, Inc.	50,414	3,934,813
Napco Security Technologies, Inc.(a)	20,827	757,478
Resideo Technologies, Inc.(a)	223,534	6,706,020

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Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Scientific Instruments: Control & Filter (continued)
Thermon Group Holdings, Inc.(a)	50,449	$859,651
Watts Water Technologies, Inc., Class A	42,665	6,225,250

		30,488,855

Scientific Instruments: Electrical — 0.6%
Advent Technologies Holdings, Inc.(a)(b)	24,565	236,806
Allied Motion Technologies, Inc.	17,656	609,662
Atkore, Inc.(a)	70,758	5,023,818
AZZ, Inc.	38,572	1,997,258
EnerSys	65,675	6,418,418
Franklin Electric Co., Inc.	70,391	5,674,922
FTC Solar, Inc.(a)	28,767	382,889
Preformed Line Products Co.	4,580	339,836
Romeo Power, Inc.(a)(b)	64,162	522,279
WESCO International, Inc.(a)(b)	67,835	6,974,795

		28,180,683

Scientific Instruments: Gauges & Meters — 0.4%
Badger Meter, Inc.	44,358	4,352,407
FARO Technologies, Inc.(a)	26,826	2,086,258
Itron, Inc.(a)	68,750	6,873,625
Luna Innovations, Inc.(a)	44,281	479,563
Mesa Laboratories, Inc.	7,312	1,982,795
Transcat, Inc.(a)	10,356	585,218
Vishay Precision Group, Inc.(a)	19,811	674,366

		17,034,232

Scientific Instruments: Pollution Control — 0.3%
CECO Environmental Corp.(a)	50,515	361,687
Covanta Holding Corp.	179,730	3,165,045
Evoqua Water Technologies Corp.(a)	174,204	5,884,611
Heritage-Crystal Clean, Inc.(a)	23,588	700,092
Sharps Compliance Corp.(a)	23,152	238,466
Team, Inc.(a)	44,286	296,716
US Ecology, Inc.(a)	48,476	1,818,820

		12,465,437

Securities Brokerage & Services — 0.1%
BGC Partners, Inc., Class A	509,209	2,887,215
StoneX Group, Inc.(a)	25,339	1,537,317

		4,424,532

Semiconductors & Components — 1.9%
Alpha & Omega Semiconductor Ltd.(a)	32,249	980,047
Amkor Technology, Inc.	151,787	3,592,798
Atomera, Inc.(a)	36,866	790,407
AXT, Inc.(a)	60,435	663,576
CEVA, Inc.(a)	33,442	1,581,807
CMC Materials, Inc.	45,144	6,805,007
Diodes, Inc.(a)	67,430	5,378,891
DSP Group, Inc.(a)	36,248	536,470
EMCORE Corp.(a)	53,291	491,343
FormFactor, Inc.(a)	120,692	4,400,430
Kopin Corp.(a)	116,604	953,821
Kulicke & Soffa Industries Inc.	95,278	5,831,014
Lattice Semiconductor Corp.(a)	205,615	11,551,451
MACOM Technology Solutions Holdings, Inc.(a)	75,998	4,869,952
MaxLinear, Inc.(a)	109,127	4,636,806
Power Integrations, Inc.	91,647	7,520,553
Rambus, Inc.(a)	172,702	4,094,764
Semtech Corp.(a)	99,096	6,817,805
Silicon Laboratories, Inc.(a)	67,066	10,277,865
SiTime Corp.(a)	19,510	2,469,771

Security	Shares	Value

Semiconductors & Components (continued)
SkyWater Technology, Inc.(a)	11,711	$335,520
SMART Global Holdings, Inc.(a)	21,931	1,045,670
Vishay Intertechnology, Inc.	198,415	4,474,258

		90,100,026

Semiconductors & Semiconductor Equipment — 0.1%
Ambarella, Inc.(a)	54,221	5,781,585

Shipping — 0.5%
A-Mark Precious Metals, Inc.	13,073	607,895
Diamond S Shipping, Inc.(a)	63,561	633,068
Eagle Bulk Shipping, Inc.(a)(b)	13,991	662,054
Genco Shipping & Trading Ltd.	48,588	917,341
Golar LNG Ltd.(a)	153,782	2,037,612
International Seaways, Inc.	35,341	677,840
Matson, Inc.	64,656	4,137,984
Nordic American Tankers Ltd.	225,308	739,010
Safe Bulkers, Inc.(a)	83,629	335,352
Scorpio Tankers, Inc.	74,867	1,650,817
SFL Corp. Ltd.	169,168	1,294,135
SITE Centers Corp.	263,679	3,971,006
Teekay Corp.(a)	100,908	375,378
Teekay Tankers Ltd., Class A(a)	35,500	511,910
Tidewater, Inc.(a)	67,412	812,315
Two Harbors Investment Corp.	413,173	3,123,588

		22,487,305

Software — 0.2%
Castlight Health, Inc., Class B	165,644	435,644
Model N, Inc.(b)	53,164	1,821,930
Qualys, Inc.	51,554	5,190,972

		7,448,546

Specialty Retail — 2.4%
1-800-Flowers.com, Inc., Class A(a)	45,583	1,452,730
Aaron’s Co., Inc.	50,244	1,607,306
Abercrombie & Fitch Co., Class A(a)	93,735	4,352,116
Academy Sports & Outdoors, Inc.(a)(b)	93,497	3,855,816
Alta Equipment Group, Inc.(a)	25,535	339,360
American Eagle Outfitters, Inc.	234,828	8,813,095
America’s Car-Mart, Inc.(a)	9,390	1,330,751
Arko Corp.(a)	27,041	248,507
Asbury Automotive Group, Inc.(a)	29,026	4,974,186
At Home Group, Inc.(a)(b)	99,662	3,671,548
Barnes & Noble Education, Inc.(a)	57,082	411,561
Bed Bath & Beyond, Inc.(a)	166,881	5,555,468
Big 5 Sporting Goods Corp.	31,459	807,867
Blink Charging Co.(a)(b)	55,247	2,274,519
Boot Barn Holdings, Inc.(a)	43,409	3,648,526
Buckle, Inc.	44,307	2,204,273
Caleres, Inc.	54,533	1,488,206
CarLotz, Inc.(a)(b)	65,400	357,084
Cato Corp., Class A	31,728	535,251
Chico’s FAS, Inc.(a)	182,679	1,202,028
Children’s Place, Inc.(a)	20,998	1,954,074
Citi Trends, Inc.(a)	14,379	1,250,973
Conn’s, Inc.(a)	24,956	636,378
Container Store Group, Inc.(a)	47,106	614,262
Designer Brands, Inc., Class A(a)	92,336	1,528,161
Genesco, Inc.(a)	22,064	1,405,036
Group 1 Automotive, Inc.	26,063	4,024,909
Guess?, Inc.	60,371	1,593,794
Haverty Furniture Cos., Inc.	24,812	1,060,961

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Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Hibbett, Inc.(a)	25,072	$2,247,203
JOANN, Inc.(b)	17,579	276,869
Lands’ End, Inc.(a)	24,446	1,003,508
Lumber Liquidators Holdings, Inc.(a)	43,286	913,335
MarineMax, Inc.(a)(b)	31,838	1,551,784
Monro, Inc.	49,817	3,163,878
Murphy USA, Inc.	38,142	5,086,999
National Vision Holdings, Inc.(a)	125,793	6,431,796
ODP Corp.(a)	74,670	3,584,907
OneWater Marine, Inc., Class A	14,774	620,951
Party City Holdco, Inc.(a)(b)	167,392	1,561,767
RealReal, Inc.(a)(b)	119,632	2,363,928
Regis Corp.(a)	35,144	328,948
Sally Beauty Holdings, Inc.(a)	171,266	3,779,841
Shift Technologies, Inc.(a)	92,987	797,828
Shoe Carnival, Inc.	14,313	1,024,668
Sonic Automotive, Inc., Class A	35,506	1,588,538
Sportsman’s Warehouse Holdings, Inc.(a)	74,136	1,317,397
Stamps.com, Inc.(a)	26,672	5,342,135
Tilly’s, Inc., Class A	36,062	576,271
TravelCenters of America, Inc.(a)	18,773	548,923
Urban Outfitters, Inc.(a)	104,673	4,314,621
Zumiez, Inc.(a)(b)	31,327	1,534,710

		113,159,551

Steel — 0.2%
Allegheny Technologies, Inc.(a)	190,553	3,973,030
Carpenter Technology Corp.	71,719	2,884,538
Olympic Steel, Inc.	14,995	440,703
Ryerson Holding Corp.(a)	24,661	360,051
Schnitzer Steel Industries, Inc., Class A	38,117	1,869,639
TimkenSteel Corp.(a)(b)	69,113	977,949

		10,505,910

Technology: Miscellaneous — 0.3%
Aeva Technologies, Inc.(a)	37,884	400,434
Benchmark Electronics, Inc.	54,239	1,543,642
CTS Corp.	48,687	1,809,209
Fabrinet(a)	55,300	5,301,611
Kimball Electronics, Inc.(a)	36,993	804,227
Plexus Corp.(a)	42,785	3,910,977

		13,770,100

Telecommunications Equipment — 0.3%
Akoustis Technologies, Inc.	76,033	814,313
CalAmp Corp.	52,331	665,650
Cambium Networks Corp.	11,965	578,508
Clearfield, Inc.(b)	17,213	644,627
Knowles Corp.(b)	136,482	2,694,155
Viavi Solutions, Inc.(b)	344,698	6,087,366
Vocera Communications, Inc.	54,695	2,179,596

		13,664,215

Textile Products — 0.0%
Interface, Inc.	87,070	1,332,171
Unifi, Inc.(a)	21,341	519,867

		1,852,038

Textiles Apparel & Shoes — 0.7%
Crocs, Inc.(a)	98,050	11,424,786
Fossil Group, Inc.(a)	71,549	1,021,720
G-III Apparel Group Ltd.(a)	66,829	2,196,001
Kontoor Brands, Inc.	82,028	4,627,199

Security	Shares	Value

Textiles Apparel & Shoes (continued)
Oxford Industries, Inc.	25,042	$2,475,151
PLBY Group, Inc.(a)	16,490	641,296
Rocky Brands, Inc.	10,512	584,467
Steven Madden Ltd.	124,318	5,440,156
Superior Group of Cos., Inc.	17,077	408,311
Vera Bradley, Inc.(a)	30,127	373,274
Wolverine World Wide, Inc.	122,143	4,108,891

		33,301,252

Thrifts & Mortgage Finance — 0.2%
22nd Century Group, Inc.(a)(b)	225,030	1,041,889
Greenlane Holdings, Inc., Class A(a)(b)	13,787	61,628
Turning Point Brands, Inc.	23,259	1,064,564
Universal Corp.	36,468	2,077,582
Vector Group Ltd.	224,543	3,175,038

		7,420,701

Toys — 0.0%
Funko, Inc., Class A(a)	47,588	1,012,673

Transportation Miscellaneous — 0.3%
Costamare, Inc.	76,637	905,083
Echo Global Logistics, Inc.(a)	41,046	1,261,754
Hub Group, Inc., Class A(a)	49,037	3,235,461
Macquarie Infrastructure Corp.	112,420	4,302,314
Textainer Group Holdings Ltd.(a)	73,007	2,465,446

		12,170,058

Truckers — 0.5%
ArcBest Corp.	38,425	2,235,951
Covenant Logistics Group, Inc., Class A(a)	24,325	503,041
Daseke, Inc.(a)(b)	70,869	459,231
Forward Air Corp.	40,972	3,677,237
FRP Holdings, Inc.(a)(b)	10,729	597,391
Heartland Express, Inc.	71,615	1,226,765
Marten Transport Ltd.	89,906	1,482,550
PAM Transportation Services, Inc.(a)	3,247	171,279
Saia, Inc.(a)	40,722	8,530,852
Universal Logistics Holdings, Inc.	12,578	293,067
US Xpress Enterprises, Inc., Class A(a)(b)	35,947	309,144
Werner Enterprises, Inc.	94,671	4,214,753
Yellow Corp.(a)	74,942	487,872

		24,189,133

Utilities: Electrical — 1.0%
ALLETE, Inc.	81,321	5,690,843
Avista Corp.	106,375	4,539,021
Black Hills Corp.	94,265	6,186,612
Clearway Energy, Inc., Class A	60,105	1,515,848
Clearway Energy, Inc., Class C	123,629	3,273,696
MGE Energy, Inc.	55,564	4,136,184
NorthWestern Corp.	79,006	4,757,741
Otter Tail Corp.	61,581	3,005,769
PNM Resources, Inc.	132,575	6,465,683
Portland General Electric Co.	135,303	6,234,762
Spark Energy, Inc., Class A	18,805	213,061
Unitil Corp.	21,914	1,160,785

		47,180,005

Utilities: Gas Distributors — 0.6%
Chesapeake Utilities Corp.	26,238	3,157,218
New Jersey Resources Corp.	143,180	5,665,633
Northwest Natural Holding Co.	45,188	2,373,274

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Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Utilities: Gas Distributors (continued)
South Jersey Industries, Inc.	153,143	$3,970,998
Southwest Gas Holdings, Inc.	88,271	5,842,657
Spire, Inc.	79,165	5,721,255

		26,731,035

Utilities: Miscellaneous — 0.2%
Brookfield Infrastructure Corp., Class A	55,162	4,159,215
Ormat Technologies, Inc.	68,530	4,764,891

		8,924,106

Utilities: Telecommunications — 1.0%
8x8, Inc.(a)	167,048	4,637,252
ATN International, Inc.	16,240	738,758
Cincinnati Bell, Inc.(a)	79,483	1,225,628
Cogent Communications Holdings, Inc.	63,808	4,906,197
Consolidated Communications Holdings, Inc.(a)	111,749	982,274
Globalstar, Inc.(a)	915,952	1,630,395
IDT Corp., Class B(a)	30,847	1,140,105
Iridium Communications, Inc.(a)	181,611	7,262,624
j2 Global, Inc.(a)(b)	65,888	9,062,894
ORBCOMM, Inc.(a)	113,906	1,280,303
Radius Global Infrastructure, Inc., Class A(a)	63,283	917,604
Shenandoah Telecommunications Co.	73,368	3,559,082
Telephone & Data Systems, Inc.	151,634	3,436,026
United States Cellular Corp.(a)	21,987	798,348
Vonage Holdings Corp.(a)	371,498	5,353,286

		46,930,776

Utilities: Water — 0.3%
American States Water Co.	55,965	4,452,575
Artesian Resources Corp., Class A	13,005	478,194
California Water Service Group	78,200	4,343,228
Global Water Resources, Inc.	19,411	331,540
Middlesex Water Co.	26,037	2,128,004
Pure Cycle Corp.(a)	31,022	428,724
SJW Group	42,757	2,706,518
York Water Co.	20,459	926,793

		15,795,576

Total Common Stocks — 98.8% (Cost: $3,124,381,567)		4,596,741,900

	Par (000)

Corporate Bonds

Asset Management & Custodian — 0.0%
GAMCO Investors, Inc., 4.00%, 06/15/23(e)	$17	17,381

Total Corporate Bonds — 0.0% (Cost: $17,382)		17,381

Security	Shares	Value

Investment Companies

Equity Funds — 0.6%
iShares Russell 2000 ETF(b)(f)	132,525	$30,397,259

Total Investment Companies — 0.6% (Cost: $29,335,813)		30,397,259

Warrants

Oil Well Equipment & Services — 0.0%
Nabors Industries Ltd. (Expires 06/11/2026)(a)	482	4,820

Total Warrants — 0.0% (Cost: $ — )		4,820

Total Long-Term Investments —99.4% (Cost: $3,153,734,762)		4,627,161,360

Short-Term Securities

Money Market Funds — 9.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(f)(g)(h)	360,060,541	360,276,577
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(f)(g)	70,617,219	70,617,219

Total Short-Term Securities —9.3% (Cost: $430,759,300)		430,893,796

Total Investments — 108.7% (Cost: $3,584,494,062)		5,058,055,156

Liabilities in Excess of Other Assets — (8.7)%		(404,626,861)

Net Assets — 100.0%		$ 4,653,428,295

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Affiliate of the Series.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Series compliance purposes, the Series’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S E R I E S S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series

Affiliates

Investments in issuers considered to be affiliate(s) of the Series during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$294,236,196	$66,042,374	(a)	$—	$26,024	$(28,017)	$360,276,577	360,060,541	$904,131	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,601,134	56,016,085	(a)	—	—	—	70,617,219	70,617,219	3,338		—
iShares Russell 2000 ETF	8,597,035	162,715,117		(143,979,892)	3,608,812	(543,813)	30,397,259	132,525	75,014		—

					$3,634,836	$(571,830)	$461,291,055		$982,483		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	231	09/17/21	$26,655	$(125,346)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$2,402,630	$54,854	(c)	$2,416,311	0.1%
	Monthly	HSBC Bank USA N.A.(d)	02/10/23	671,387	(53,423	)(e)	617,745	0.0
	Monthly	JPMorgan Chase Bank N.A.(f)	02/08/23	1,402,070	(50,578	)(g)	1,350,001	0.0

						$(49,147)	$4,384,057

(a)

The Series receives the total return on a portfolio of long positions underlying the total return swap. The Series pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Series pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $41,173 of net dividends and financing fees.
(e)	Amount includes $219 of net dividends and financing fees.
(g)	Amount includes $1,491 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	65 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

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Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
Central Pacific Financial Corp.	277	$7,219	0.3%
Hanmi Financial Corp.	3,913	74,582	3.1

		81,801

Banks: Savings, Thrift & Mortgage Lending
Homestreet, Inc.	3,201	130,409	5.4

Real Estate Investment Trusts (REITs)
Corporate Office Properties Trust	78,746	2,204,101	91.2

Net Value of Reference Entity — Goldman Sachs Bank USA		$2,416,311

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
Customers Bancorp, Inc.	8,804	$343,268	55.5%
Hope Bancorp, Inc.	5,357	75,962	12.3
Preferred Bank	1,394	88,198	14.3

		507,428

Security	Shares	Value	% of Basket Value

Banks: Savings, Thrift & Mortgage Lending
Berkshire Hills Bancorp, Inc.	1,918	$52,572	8.5%

Health Care Management Services
Magellan Health, Inc.	613	57,745	9.4

Net Value of Reference Entity — HSBC Bank PLC		$617,745

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
Banner Corp.	131	$7,102	0.5%
Central Pacific Financial Corp.	6,077	158,366	11.7
Hanmi Financial Corp.	7,638	145,580	10.8
United Community Banks, Inc.	908	29,065	2.2

		340,113

Insurance: Property-Casualty
Pacific Premier Bancorp, Inc.	19,697	832,986	61.7
ProAssurance Corp.	2,114	48,094	3.6

		881,080

Leisure Time
Clarus Corp.	5,012	128,808	9.5

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$1,350,001

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$54,854	$(104,001)

S E R I E S S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$54,854	$—	$—	$—	$54,854

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$125,346	$—	$—	$—	$125,346
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	104,001	—	—	—	104,001

	$—	$—	$229,347	$—	$—	$—	$229,347

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Series Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,959,488	$—	$—	$—	$3,959,488
Swaps	—	—	914,097	—	—	—	914,097

	$—	$—	$4,873,585	$—	$—	$—	$4,873,585

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(318,076)	$—	$—	$—	$(318,076)
Swaps	—	—	(199,903)	—	—	—	(199,903)

	$—	$—	$(517,979)	$—	$—	$—	$(517,979)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$31,274,233
Total return swaps
Average notional value	$3,139,561

For more information about the Series’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$36,660	$—
Swaps — OTC(a)	54,854	104,001

Total derivative assets and liabilities in the Statement of Assets and Liabilities	91,514	104,001

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(36,660)	—

Total derivative assets and liabilities subject to an MNA	$54,854	$104,001

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

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Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series

The following table presents the Series’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

Goldman Sachs Bank USA	$54,854	$—	$—	$—	$54,854

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)

HSBC Bank USA N.A.	$53,423	$—	$—	$—	$53,423
JPMorgan Chase Bank N.A.	50,578	—	—	—	50,578

	$104,001	$—	$—	$—	$104,001

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Series’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Series’s financial instruments categorized in the fair value hierarchy. The breakdown of the Series’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Advertising Agencies	$20,298,274	$—	$—	$20,298,274
Aerospace	34,452,728	—	—	34,452,728
Agriculture, Fishing & Ranching	18,089,229	—	—	18,089,229
Air Transport	21,654,437	—	—	21,654,437
Alternative Energy	13,297,829	—	—	13,297,829
Aluminum	10,012,746	—	—	10,012,746
Asset Management & Custodian	46,539,537	—	—	46,539,537
Auto Parts	58,638,763	—	—	58,638,763
Auto Services	7,199,278	—	—	7,199,278
Back Office Support, HR & Consulting	66,431,948	—	—	66,431,948
Banks: Diversified	340,392,556	—	—	340,392,556
Banks: Savings, Thrift & Mortgage Lending	46,254,645	—	—	46,254,645
Beverage: Soft Drinks	14,982,555	—	—	14,982,555
Biotechnology	447,753,672	—	66,827	447,820,499
Building Materials	32,946,214	—	—	32,946,214
Building: Climate Control	9,434,535	—	—	9,434,535
Building: Roofing, Wallboard & Plumbing	8,818,660	—	—	8,818,660
Cable Television Services	8,993,606	—	—	8,993,606
Casinos & Gambling	18,902,913	—	—	18,902,913
Cement	2,283,593	—	—	2,283,593
Chemicals: Diversified	35,484,272	—	—	35,484,272
Chemicals: Specialty	36,405,546	—	—	36,405,546
Coal	4,429,262	—	—	4,429,262
Commercial Banks	2,493,543	—	—	2,493,543
Commercial Finance & Mortgage Companies	13,159,668	—	—	13,159,668
Commercial Services & Supplies	906,296	—	—	906,296
Commercial Services: Rental & Leasing	25,859,515	—	—	25,859,515
Commercial Vehicles & Parts	14,592,986	—	—	14,592,986

S E R I E S S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Communications Technology	$42,441,812	$—	$—	$42,441,812
Computer Services Software & Systems	354,149,420	—	—	354,149,420
Computer Technology	30,566,193	86,636	—	30,652,829
Construction	20,283,147	—	—	20,283,147
Consumer Electronics	9,457,088	—	—	9,457,088
Consumer Lending	33,081,137	—	—	33,081,137
Consumer Services: Miscellaneous	13,463,963	—	—	13,463,963
Containers & Packaging	12,571,781	—	—	12,571,781
Cosmetics	3,971,356	—	—	3,971,356
Diversified Financial Services	29,374,878	—	—	29,374,878
Diversified Manufacturing Operations	24,354,243	—	—	24,354,243
Diversified Materials & Processing	8,958,283	—	—	8,958,283
Diversified Media	2,050,090	—	—	2,050,090
Diversified Retail	44,989,586	—	—	44,989,586
Drug & Grocery Store Chains	9,601,474	—	—	9,601,474
Education Services	24,731,193	—	—	24,731,193
Electronic Components	36,723,336	—	—	36,723,336
Electronic Entertainment	1,296,384	—	—	1,296,384
Electronics	25,061,186	—	—	25,061,186
Energy Equipment	32,894,943	—	—	32,894,943
Engineering & Contracting Services	39,733,193	—	—	39,733,193
Entertainment	48,203,977	—	—	48,203,977
Environmental, Maintenance, & Security Service	24,852,298	—	—	24,852,298
Financial Data & Systems	23,357,041	—	—	23,357,041
Food & Staples Retailing	159,188	—	—	159,188
Foods	56,913,757	—	—	56,913,757
Forest Products	10,142,763	—	—	10,142,763
Forms & Bulk Printing Services	4,537,393	—	—	4,537,393
Fruit & Grain Processing	1,551,256	—	—	1,551,256
Funeral Parlors & Cemeteries	7,602,488	—	—	7,602,488
Gas Pipeline	5,570,246	—	—	5,570,246
Glass	1,586,067	—	—	1,586,067
Gold	6,072,863	—	—	6,072,863
Health Care Equipment & Supplies	2,039,430	—	—	2,039,430
Health Care Facilities	38,718,278	—	—	38,718,278
Health Care Management Services	19,953,111	—	—	19,953,111
Health Care Services	113,448,837	—	—	113,448,837
Health Care: Miscellaneous	11,048,021	—	—	11,048,021
Home Building	41,652,647	—	—	41,652,647
Hotel/Motel	7,905,927	—	—	7,905,927
Household Appliances	1,024,380	—	—	1,024,380
Household Equipment & Products	18,218,524	—	—	18,218,524
Household Furnishings	15,411,878	—	—	15,411,878
Insurance: Life	21,968,590	—	—	21,968,590
Insurance: Multi-Line	20,256,972	—	—	20,256,972
Insurance: Property-Casualty	66,849,771	—	—	66,849,771
International Trade & Diversified Logistic	5,141,868	—	—	5,141,868
Internet Software & Services	6,244,127	—	—	6,244,127
Leisure Time	38,917,320	—	—	38,917,320
Life Sciences Tools & Services	348,997	—	—	348,997
Luxury Items	7,152,883	—	—	7,152,883
Machinery: Agricultural	6,433,103	—	—	6,433,103
Machinery: Construction & Handling	9,668,606	—	—	9,668,606
Machinery: Industrial	72,318,360	—	—	72,318,360
Machinery: Specialty	4,152,197	—	—	4,152,197
Manufactured Housing	7,372,413	—	—	7,372,413
Medical & Dental Instruments & Supplies	110,317,875	—	—	110,317,875
Medical Equipment	78,754,505	—	—	78,754,505
Medical Services	6,339,394	—	—	6,339,394
Metal Fabricating	34,747,348	—	—	34,747,348
Metals & Minerals: Diversified	34,941,185	—	1	34,941,186
Office Supplies & Equipment	15,943,897	—	—	15,943,897
Oil & Gas Producers	2,150,691	—	—	2,150,691

94	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Oil Well Equipment & Services	$35,610,440	$—	$—	$35,610,440
Oil, Gas & Consumable Fuels	5,510,503	—	—	5,510,503
Oil: Crude Producers	111,193,106	—	—	111,193,106
Oil: Refining & Marketing	15,038,167	—	—	15,038,167
Paints & Coatings	9,525,018	—	—	9,525,018
Paper	9,844,245	—	—	9,844,245
Personal Care	17,841,421	—	—	17,841,421
Pharmaceuticals	112,232,556	—	—	112,232,556
Photography	2,205,030	—	—	2,205,030
Plastics	3,647,727	—	—	3,647,727
Power Transmission Equipment	10,967,533	—	—	10,967,533
Printing & Copying Services	7,720,915	—	—	7,720,915
Producer Durables: Miscellaneous	436,943	—	—	436,943
Production Technology Equipment	22,301,097	—	—	22,301,097
Publishing	10,690,577	—	—	10,690,577
Radio & TV Broadcasters	19,393,658	—	—	19,393,658
Railroad Equipment	5,566,551	—	—	5,566,551
Real Estate	30,023,546	—	—	30,023,546
Real Estate Investment Trusts (REITs)	299,648,669	—	—	299,648,669
Real Estate Management & Development	2,680,546	—	—	2,680,546
Recreational Vehicles & Boats	15,183,504	—	—	15,183,504
Rental & Leasing Services: Consumer	19,334,320	—	—	19,334,320
Restaurants	64,520,070	—	—	64,520,070
Scientific Instruments: Control & Filter	30,488,855	—	—	30,488,855
Scientific Instruments: Electrical	28,180,683	—	—	28,180,683
Scientific Instruments: Gauges & Meters	17,034,232	—	—	17,034,232
Scientific Instruments: Pollution Control	12,465,437	—	—	12,465,437
Securities Brokerage & Services	4,424,532	—	—	4,424,532
Semiconductors & Components	90,100,026	—	—	90,100,026
Semiconductors & Semiconductor Equipment	5,781,585	—	—	5,781,585
Shipping	22,487,305	—	—	22,487,305
Software	7,448,546	—	—	7,448,546
Specialty Retail	113,159,551	—	—	113,159,551
Steel	10,505,910	—	—	10,505,910
Technology: Miscellaneous	13,770,100	—	—	13,770,100
Telecommunications Equipment	13,664,215	—	—	13,664,215
Textile Products	1,852,038	—	—	1,852,038
Textiles Apparel & Shoes	33,301,252	—	—	33,301,252
Thrifts & Mortgage Finance	7,420,701	—	—	7,420,701
Toys	1,012,673	—	—	1,012,673
Transportation Miscellaneous	12,170,058	—	—	12,170,058
Truckers	24,189,133	—	—	24,189,133
Utilities: Electrical	47,180,005	—	—	47,180,005
Utilities: Gas Distributors	26,731,035	—	—	26,731,035
Utilities: Miscellaneous	8,924,106	—	—	8,924,106
Utilities: Telecommunications	46,930,776	—	—	46,930,776
Utilities: Water	15,795,576	—	—	15,795,576
Corporate Bonds	—	17,381	—	17,381
Investment Companies	30,397,259	—	—	30,397,259
Warrants	4,820	—	—	4,820
Short-Term Securities
Money Market Funds	430,893,796	—	—	430,893,796

	$5,057,884,311	$104,017	$66,828	$5,058,055,156

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$54,854	$—	$54,854

S E R I E S S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) June 30, 2021	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Equity Contracts	$(125,346)	$(104,001)	$—	$(229,347)

	$(125,346)	$(49,147)	$—	$(174,493)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

96	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Master Small Cap Index Series

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,596,764,101
Investments, at value — affiliated(c)	461,291,055
Cash pledged for futures contracts	1,537,000
Receivables:
Investments sold	10,280,141
Securities lending income — affiliated	149,314
Swaps	134,211
Dividends — unaffiliated	3,196,414
Dividends — affiliated	236
Variation margin on futures contracts	36,660
Unrealized appreciation on OTC swaps	54,854
Prepaid expenses	14,819

Total assets	5,073,458,805

LIABILITIES
Bank overdraft	1,108,118
Collateral on securities loaned, at value	360,174,563
Payables:
Investments purchased	50,950,944
Withdrawals to investors	7,464,753
Investment advisory fees	34,879
Directors’ fees	5,681
Other accrued expenses	174,246
Other affiliates	13,325
Unrealized depreciation on OTC swaps	104,001

Total liabilities	420,030,510

NET ASSETS	$4,653,428,295

NET ASSETS CONSIST OF
Investors’ capital	$3,180,041,694
Net unrealized appreciation (depreciation)	1,473,386,601

NET ASSETS	$4,653,428,295

(a) Investments, at cost — unaffiliated	$3,124,398,949
(b) Securities loaned, at value	$348,323,994
(c) Investments, at cost — affiliated	$460,095,113

See notes to financial statements.

S E R I E S F I N A N C I A L S T A T E M E N T S	97

Statement of Operations (unaudited)

Six Months Ended June 30, 2021

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — unaffiliated	$14,600,032
Dividends — affiliated	78,352
Interest — unaffiliated	3,978
Securities lending income — affiliated — net	904,131
Foreign taxes withheld	(65,139)

Total investment income	15,521,354

EXPENSES
Investment advisory	219,723
Custodian	67,696
Professional	39,982
Accounting services	20,499
Directors	8,526
Printing and postage	8,394
Miscellaneous	15,216

Total expenses	380,036
Less:
Fees waived and/or reimbursed by the Manager	(17,222)

Total expenses after fees waived and/or reimbursed	362,814

Net investment income	15,158,540

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	275,795,148
Investments — affiliated	3,634,836
Futures contracts	3,959,488
Swaps	914,097

284,303,569

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	383,482,480
Investments — affiliated	(571,830)
Futures contracts	(318,076)
Swaps	(199,903)

382,392,671

Net realized and unrealized gain	666,696,240

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$681,854,780

See notes to financial statements.

98	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Small Cap Index Series

	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,158,540	$40,760,858
Net realized gain	284,303,569	16,530,624
Net change in unrealized appreciation (depreciation)	382,392,671	633,813,782

Net increase in net assets resulting from operations	681,854,780	691,105,264

CAPITAL TRANSACTIONS
Proceeds from contributions	773,464,066	935,046,677
Value of withdrawals	(697,108,712)	(1,056,617,358)

Net increase (decrease) in net assets derived from capital transactions	76,355,354	(121,570,681)

NET ASSETS
Total increase in net assets	758,210,134	569,534,583
Beginning of period	3,895,218,161	3,325,683,578

End of period	$4,653,428,295	$3,895,218,161

See notes to financial statements.

S E R I E S F I N A N C I A L S T A T E M E N T S	99

Financial Highlights (unaudited)

	Master Small Cap Index Series
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016

Total Return
Total return	17.52	%(a)	20.08%	25.70%	(10.96)%	14.69%	21.49%

Ratios to Average Net Assets
Total expenses	0.02	%(b)	0.03%	0.02%	0.03%	0.06%	0.07	%(c)

Total expenses after fees waived and/or reimbursed	0.02	%(b)	0.02%	0.02%	0.03%	0.05%	0.06	%(c)

Net investment income	0.69	%(b)	1.29%	1.49%	1.49%	1.41%	1.49	%(c)

Supplemental Data
Net assets, end of period (000)	$4,653,428		$3,895,218	$3,325,684	$2,309,730	$1,278,155	$666,690

Portfolio turnover rate		23%	27%	20%	28%	30%	39%

(a)	Aggregate total return.
(b)	Annualized.
(c)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

100	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Quantitative Master Series LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware statutory trust. Master Small Cap Index Series (“the “Series”) is a series of the Master LLC. The Series is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Series is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Series may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Series invests. These foreign taxes, if any, are paid by the Series and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Series is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Series’ net assets. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange- traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access;

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•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received (a)	Amount

Barclays Capital, Inc.	$8,867,683	$(8,867,683)	$ —
BNP Paribas Securities Corp.	2,265,860	(2,265,860)	—
BofA Securities, Inc.	68,420,592	(68,420,592)	—
Citadel Clearing LLC	946,025	(946,025)	—
Citigroup Global Markets, Inc.	42,301,405	(42,301,405)	—
Credit Suisse Securities (USA) LLC	15,774,050	(15,774,050)	—
J.P. Morgan Securities LLC	143,931,878	(143,931,878)	—
Jefferies LLC	14,725,170	(14,725,170)	—
Nomura Securities International, Inc.	215,332	(215,332)	—
Pershing LLC	14,115	(14,115)	—
Scotia Capital (USA), Inc.	5,246,838	(5,246,838)	—
State Street Bank & Trust Company	12,755,605	(12,755,605)	—
TD Prime Services LLC	1,032,056	(1,032,056)	—
UBS AG	20,316,338	(20,316,338)	—
Virtu Americas LLC	2,727,348	(2,727,348)	—

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Notes to Financial Statements (unaudited) (continued)

	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received (a)	Amount

Wells Fargo Bank, National Association	$2,910,193	$(2,910,193)	$—
Wells Fargo Securities LLC.	5,873,506	(5,873,506)	—

	$348,323,994	$(348,323,994)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Series is disclosed in the Series’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Series.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Series and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Series’ counterparty on the swap. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of

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Notes to Financial Statements (unaudited) (continued)

the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from the counterparties are not fully collateralized, the Series bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Series bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

For the six months ended June 30, 2021, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursements were $15,978.

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Notes to Financial Statements (unaudited) (continued)

With respect to the Series, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Series for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Series, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Series. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2021, the amount waived was $16,133.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2021, the Manager waived $1,089 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. For the six months ended June 30, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Series retains 77% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2021, the Series paid BTC $323,487 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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Notes to Financial Statements (unaudited) (continued)

During the period ended June 30, 2021, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Series Name	Purchases	Sales	Net Realized Gain (Loss)

Master Small Cap Index Series	$103,260,266	$267,809,538	$130,257,729

7.	PURCHASES AND SALES

For the six months ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were $1,087,032,353 and $997,417,404, respectively.

8.	INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Series’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Series Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Master Small Cap Index Series	$3,653,670,681	$1,612,762,744	$(208,552,762)	$1,404,209,982

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2021, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments. The Series’ prospectus provides details of the risks to which the Series is subject.

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Notes to Financial Statements (unaudited) (continued)

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments. An illiquid investment is any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.
Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Series’ portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of iShares Municipal Bond Index Fund (the “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including,

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among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Short-Term TIPS Bond Index Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund by fund basis. The

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following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance was below the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s below tolerance performance relative to its benchmark over the period. The Board was informed that, among other things, the Fund’s underperformance relative to its benchmark and breach of its lower tolerance, was primarily driven by negative performance stemming from rebalance activity.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available

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aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and third out of four funds, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2022, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Master LLC Advisory Agreement”) between the Master LLC, on behalf of Master Small Cap Index Series (the “Master Fund”) and BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor. The Board of Directors of the Master LLC (the “Master LLC Board”) also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Master Fund (the “Master Fund Sub-Advisory Agreement”). iShares Russell 2000 Small-Cap Index Fund (“Small-Cap Index Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Corporation (the “Corporation Board”) also considered the approval of the Master LLC Advisory Agreement and the Master Fund Sub-Advisory Agreement.

The Corporation Board also met at the April Meeting and the May Meeting to consider the approval of the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of iShares MSCI EAFE International Index Fund (“International Index Fund”) and the Manager, the Corporation’s investment advisor. The Corporation Board also considered the approval of the sub-advisory agreement between the Manager and the Sub-Advisor with respect to International Index Fund (the “International Index Fund Sub-Advisory Agreement”).

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Master Fund, Small-Cap Index Fund and International Index Fund are referred to herein, as pertinent, individually as a “Fund” or collectively as the “Funds.” The Master LLC Advisory Agreement, the Corporation Advisory Agreement, the Master Fund Sub-Advisory Agreement and the International Index Fund Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Master LLC Board and the Corporation Board are referred to herein individually as the “Board” and collectively as the “Boards,” and the members are referred to as “Board Members;” and (b) the shareholders of each of Small-Cap Index Fund and International Index Fund and the interest holders of the Master Fund are referred to as “shareholders.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the continuation of the pertinent Agreement for the Master LLC and the Corporation on an annual basis. The Board members whom are not “interested persons” of the Master LLC or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the pertinent Agreement. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the pertinent Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) the applicable Fund’s operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the applicable Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the applicable Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the applicable Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board requested and reviewed materials specifically relating to the renewal of the pertinent Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding fees and expenses of the applicable Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of each of Small-Cap Index Fund and International Index Fund (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the pertinent Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the applicable Fund; (g) a summary of aggregate amounts paid by the applicable Fund to BlackRock; (h) sales and redemption data regarding each of Small-Cap Index Fund’s and International Index Fund’s shares; and (i) various additional information requested by each Board as appropriate regarding BlackRock’s and each Fund’s.

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At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the applicable Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the applicable Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the applicable Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the applicable Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to the applicable Fund. BlackRock and its affiliates provide the applicable Fund with certain administrative, shareholder and other services (in addition to any such services provided to the applicable Fund by third parties) and officers and other personnel as are necessary for the operations of the applicable Fund. In particular, BlackRock and its affiliates provide the applicable Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the applicable Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the applicable Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing Small-Cap Index Fund’s and International Index Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund/Small-Cap Index Fund and International Index Fund, as applicable throughout the year and at the April Meeting. Each Board noted that Small-Cap Index Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of Small-Cap Index Fund’s and International Index Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of Small-Cap Index Fund and International Index Fund as compared to each of these Fund’s Performance Peers and the performance of each of these Funds as compared with its benchmark. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, each Board focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Boards noted that for the one-year period reported, Small-Cap Index Fund’s net performance was above the tolerance range of its benchmark. The Boards noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Boards. The Boards and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

The Corporation Board noted that for the one-year period reported, International Index Fund’s net performance was below the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s below tolerance performance relative to its benchmark over the period. The Board was informed that, among other things, the Fund’s underperformance relative to its benchmark and the breach of its lower tolerance, was primarily driven by negative performance stemming from the impact of post-notified flows. Post-notified activity is a source of performance variation, relative to the benchmark, because the flow information is received after the close of the effective date of the activity introducing either a drag or boost to performance.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed, as pertinent, with respect to Master Fund/Small-Cap Index Fund, the contractual management fee rate and, with respect to International Index Fund, the advisory fee rate compared with those of the applicable Fund’s Expense Peers. With respect to Master Fund/Small-Cap Index Fund, the contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers and, with respect to and International Index Fund, the advisory fee rate is shown before taking into account any reimbursements or fee waivers. Each Board also compared, as pertinent, the total expense ratio of Small-Cap Index Fund and International Index Fund, as well as, with respect to Master Fund/Small-Cap Index Fund, the actual management fee rate and, with respect to International Index Fund, the actual advisory fee rate to those of the applicable Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and with respect to Master Fund/Small-Cap Index Fund, the actual management fee rate and, with respect to International Index Fund, the actual advisory fee rate gives effect to, with respect to Master Fund/Small-Cap Index Fund, any management fee or reimbursements or waivers and, with respect to International Index Fund, any advisory fee or reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the applicable Fund. Each Board reviewed BlackRock’s estimated profitability with respect to the applicable Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the applicable Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Boards noted that the Master Fund’s/Small-Cap Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Feeder Fund’s total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Boards also noted that BlackRock and the Boards have contractually agreed to a cap on the Master Fund’s total expenses as a percentage of the Master Fund’s average daily net assets and has contractually agreed to a cap on Small-Cap Index Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Corporation Board noted that International Index Fund’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the applicable Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

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E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the pertinent Agreement, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Master LLC Board, including the Independent Board Members, unanimously approved the continuation of the Master LLC Advisory Agreement between the Manager and the Master LLC, on behalf of the Master Fund, and the Master Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund, each for a one-year term ending June 30, 2022. The Corporation Board, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of International Index Fund, and the International Index Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Index Fund, each for a one-year term ending June 30, 2022.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each of the Master LLC Board and the Corporation Board, including the Independent Board Members, was satisfied that the terms of the pertinent Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Corporation Board, including the Independent Board Members, also considered the continuation of the Master LLC Advisory Agreement with respect to the Master Fund and the Master Fund Sub-Advisory Agreement with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at its decision to approve the applicable Agreements, the Master LLC Board and the Corporation Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

A D D I T I O N A L I N F O R M A T I O N	119

Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Investment Adviser(b)

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds/Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

a) Administrator to iShares Russell 2000 Small-Cap Index Fund and iShares MSCI

EAFE International Index Fund.

(b) For iShares Municipal Bond Index Fund.

120	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

GO	General Obligation Bonds

GTD	GTD Guaranteed

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

REIT	Real Estate Investment Trust

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCA	Societe en Commandite par Actions

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	121

Want to know more?

blackrock.com   |   800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iSIndex-06/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

2

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 2, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 2, 2021

4